Exhibit 99.1


                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  LASALLE LOANS

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of December 1, 2006, between LaSalle Bank National Association (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2006, between the Purchaser, as depositor, Capmark Finance Inc. as General Master Servicer, Prudential Asset Resources, Inc. as Prudential Master Servicer, ARCap Servicing, Inc., as Special Servicer, LaSalle Bank National Association as Paying Agent and Certificate Registrar and Wells Fargo Bank, N.A. as Trustee. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-NM, Class A-3, Class A-AB, Class A-4, Class A-M, Class A-MFL, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Capital Markets Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated December 14, 2006 (the "Underwriting Agreement"), and the Class X-1, Class X-2, Class X-W, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated December 14 2006 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated December 14, 2006, as supplemented by a Prospectus Supplement dated December 14, 2006 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of December 14, 2006 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements in existence as of the Closing Date and the Servicing Rights Purchase Agreement), the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit 1. The Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $1,186,092,370. The sale of the Mortgage Loans shall take place on December 21, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on Exhibit 3 hereto. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller, subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements in existence as of the Closing Date and that certain Servicing Rights Purchase Agreement, dated December 21, 2006, will be executed by the Seller and the Master Servicer, in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to or on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to or on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by or on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed by an allonge attached thereto or endorsed in blank or endorsed "Pay to the order of Wells Fargo Bank, N.A., as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;;

            (d) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (e) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "Wells Fargo Bank, N.A., as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12";

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such Assignment of Leases has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "Wells Fargo Bank, N.A., as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12," which assignment may be effected in the related Assignment of Mortgage;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within one hundred eighty (180) days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within one hundred eighty (180) days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within one hundred eighty (180) days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to the Trustee on behalf of the Trust with a copy to be held by the Primary Servicer (or the Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the applicable Primary Servicer (or the Master Servicer) on behalf of the Trustee, with a copy to be held by the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within thirty (30) days (but in any event to obtain within ninety (90) days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Trustee) or a reissued letter of credit and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the applicable Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or Master Servicer) sells its rights to service the applicable Mortgage Loan, the applicable Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct, in each case, at the expense of the applicable Primary Servicer (or Master Servicer). The applicable Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000.00;

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender;

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents;

            "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Director, any Treasurer or any Assistant Treasurer.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (d) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such ninety (90)-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or an Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Trustee within such ninety (90)-day period, the Seller shall then deliver within one hundred eighty (180) days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within forty-five (45) days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (e) and (f)(ii) above (with recording information in blank if such information is not yet available). Within fifteen (15) days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2. Notwithstanding the foregoing, in lieu of delivery such documents to the Purchaser, the Trustee or the agents of either, the Seller may submit or may retain an independent third party to submit for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (e) and (f)(ii) above and the Seller may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the Master Servicer and, with respect to each franchise agreement, provide a notice of the sale of the Mortgage Loan to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the Master Servicer or the applicable Primary Servicer, the Seller will draw on such letter of credit as directed by the Master Servicer or such Primary Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date, in accordance with the Primary Servicing Agreement, if applicable.

            The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence, analyses, credit committee briefs or memoranda or other internal approval documents or drafts or internal worksheets, memoranda, communications or evaluations, to the extent created for internal use. Delivery of any of the foregoing documents to the Primary Servicer shall be deemed a delivery to the Master Servicer and satisfy Seller's obligations under this sub-paragraph. Each of the foregoing items may be delivered by the Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the Master Servicer.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents set forth in the immediately preceding paragraph with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Trustee or the Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-313 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller hereby agrees to provide the Purchaser with prompt notice of any information it receives which indicates that the transfer of each Mortgage Loan from the Seller to the Purchaser may not be treated as a sale. The Seller shall, to the extent consistent with this Agreement and upon request by or on behalf of the Purchaser, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within forty-five (45) days after the Closing Date, the Seller shall provide the Master Servicer or Primary Servicer, if applicable, with any additional information identified by the Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two (2) Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

            (i) The Seller is duly organized and is validly existing as a national banking association in good standing under the laws of the United States. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by
      (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser,
      (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of association or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder.

            (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

            (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, existing sub-servicing agreements as of the Closing Date and the Servicing Rights Purchase Agreement) to the Purchaser.

            (vii) To the Seller's knowledge, the Loan Seller Information (as defined in that certain indemnification agreement, dated as of December 14, 2006, among the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement), the Memorandum and the Prospectus Supplement as of the date thereof and as of the Closing Date and as amended or supplemented and forwarded to investors in the certificates when read together and in conjunction with the non-Loan Seller Information therein and the "Risk Factors" section of the Prospectus, (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies in all material respects with the disclosure requirements of Regulation AB (as defined in the Indemnification Agreement), but only to the extent that (1)(x) such Loan Seller Information, other than Loan Seller Information contained in the Prospectus Supplement, Memorandum or FWP (as defined in the Indemnification Agreement) was (i) contained in the Loan Detail (as defined in the Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the Indemnification Agreement) or
      (ii) made in reliance upon and in conformity with information relating to the Loan Seller Information furnished to the Depositor by the Seller in writing or electronically specifically for use therein and (y) such Disclosure Information was delivered to Seller for Seller's review and comment a reasonable time prior to the delivery of such Disclosure Information to investors in the Certificates; (2) such Loan Seller Information is contained in the FWP, the Memorandum or the Prospectus Supplement under the headings "Summary of Prospectus Supplement-Relevant Parties and Dates-Sponsors," "Summary of Prospectus Supplement-Relevant Parties and Dates-Mortgage Loan Sellers," "Summary of Prospectus Supplement-Relevant Parties and Dates-Originators," "Summary of Prospectus Supplement-Information About the Mortgage Pool," "Risk Factors," "Transaction Parties-The Sponsors, Mortgage Loan Sellers and Originators-LaSalle Bank National Association," "Description of the Mortgage Pool," Appendix I, Appendix II or Appendix III; or (3) such untrue statement or omission is not a result of an error by the Purchaser or any Underwriter or Initial Purchaser in the manipulation of, or calculation based upon, or any aggregation of (other than an aggregation made by Seller) information contained in the Loan Detail.

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto, subject to the exceptions set forth on Schedule A to
Exhibit 2, will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

            (b) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

            (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

            (ii) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute, deliver and perform this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid, legal and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, conservatorship, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

            (iv) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will (a) violate (1) the Purchaser's certificate of incorporation or by-laws or (2) any law or regulation or any administrative decree or order to which it is subject or (b) constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

            (v) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, judgment, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

            (vi) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, whether directly or by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

            (b) It is hereby further acknowledged that if any document required to be delivered to the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or (ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business
Days) upon becoming aware of any such Material Document Defect or Material Breach, the Master Servicer shall, and the Special Servicer may, request that the Seller, not later than ninety (90) days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such ninety (90)-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional ninety (90) days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial ninety (90)-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to
Section 2.2 of the Pooling and Servicing Agreement not less than ninety (90) days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and (y) 75%. The determination of the Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

            With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

            Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5, Section 9.12,
Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer or Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the Special Servicer on its behalf) shall give written notice within three (3) Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 9:00 a.m., New York time, on the Closing Date.

            The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct in all material respects as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's articles of association and by-laws.

            (d) An original or copy of a certificate of existence for the Seller from the Comptroller of the Currency dated not earlier than sixty (60) days prior to the Closing Date.

            (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

            (i) The Seller is validly existing under the laws of the United States and has full power and authority to enter into and perform its obligations under this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

            (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

            (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the financial condition, properties or assets of the Seller.

            (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

            (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than thirty (30) days prior to the Closing Date.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as Exhibit
4.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated December 14, 2006.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event specifically related to the Seller (in its role as a sponsor or mortgage loan seller) reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event, relating to the Seller in its role as sponsor or mortgage loan seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within two (2) Business Days after the Seller becomes aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing of a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, otherwise being automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports on Form 8-K, Form 10-D or Form 10-K meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: A.J. Sfarra (or such other address as may hereafter be furnished in writing by the Purchaser), or
(ii) if to the Seller, addressed to the Seller at LaSalle Bank National Association, Real Estate Capital Markets, 135 South LaSalle Street, Suite 3410, Chicago, Illinois 60603, Attention: Brian Fetterolf, Telecopier No.: (312) 904-0900, Telephone No.: (312) 992-2881, with a copy to LaSalle Bank Corporation, Legal Department, 135 South LaSalle Street, Suite 925, Chicago, Illinois 60603, Attention: Marlene L. Ellis, Telecopy No.: (312) 904-2340, Telephone No.: (312) 904-9534.

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 LASALLE BANK NATIONAL ASSOCIATION


                                 By:  /s/ Brian S. Fetterolf
                                    --------------------------------------------
                                    Name:  Brian S. Fetterolf
                                    Title: V.P., Director of Structured Products


                                 MORGAN STANLEY CAPITAL I INC.


                                 By:  /s/ Anthony J. Sfarra
                                    --------------------------------------------
                                      Name: Anthony J Sfarra
                                      Title: Executive Director

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Mortgage Loan No.   CMSA Loan No.   CMSA Property No.   Mortgage Loan Seller(1)
-----------------   -------------   -----------------   -----------------------
                                1
                1                   1-001               LaSalle
                2                   1-002               LaSalle
                3                   1-003               LaSalle
                4                   1-004               LaSalle
                5                   1-005               LaSalle
                6                   1-006               LaSalle
                7                   1-007               LaSalle
                8                   1-008               LaSalle

                9                   1-009               LaSalle
               10                   1-010               LaSalle
               11                   1-011               LaSalle

               12                   1-012               LaSalle
               13                   1-013               LaSalle
               14                   1-014               LaSalle
               15                   1-015               LaSalle
               16                   1-016               LaSalle
               17                   1-017               LaSalle
               18                   1-018               LaSalle
               19                   1-019               LaSalle
               20                   1-020               LaSalle
               21                   1-021               LaSalle
               22                   1-022               LaSalle
               23                   1-023               LaSalle

               24                   1-024               LaSalle
               30               7   7-001               LaSalle
               32               9   9-001               LaSalle

               35              12   12-001              LaSalle
               38              15   15-001              LaSalle
               40              17   17-001              LaSalle
               41              18   18-001              LaSalle
               49              22   22-001              LaSalle
                               25
               52                   25-001              LaSalle
               53                   25-002              LaSalle
               54                   25-003              LaSalle
               55                   25-004              LaSalle
               56                   25-005              LaSalle
               57                   25-006              LaSalle
               61              29   29-001              LaSalle
               63              31   31-001              LaSalle
               64              32   32-001              LaSalle
               65              33   33-001              LaSalle
               66              34   34-001              LaSalle
               68              36   36-001              LaSalle

               69              37   37-001              LaSalle
               76              44   44-001              LaSalle
               77              45   45-001              LaSalle
               78              46   46-001              LaSalle
               79              47   47-001              LaSalle
               81              49   49-001              LaSalle
                               52
               84                   52-001              LaSalle
               85                   52-002              LaSalle
               86                   52-003              LaSalle
               87              53   53-001              LaSalle
               89              55   55-001              LaSalle
                               59
               93                   59-001              LaSalle
               94                   59-002              LaSalle
               95                   59-003              LaSalle
               96                   59-004              LaSalle
               97                   59-005              LaSalle
               98                   59-006              LaSalle
               99                   59-007              LaSalle
              102              62   62-001              LaSalle
              104              64   64-001              LaSalle
              105              65   65-001              LaSalle
                               66
              106                   66-001              LaSalle
              107                   66-002              LaSalle
              108              67   67-001              LaSalle
              110              69   69-001              LaSalle
              111              70   70-001              LaSalle
              113              72   72-001              LaSalle
              114              73   73-001              LaSalle
              116              75   75-001              LaSalle
              120              79   79-001              LaSalle
              121              80   80-001              LaSalle
              126              85   85-001              LaSalle
              127              86   86-001              LaSalle
              129              88   88-001              LaSalle
              134              93   93-001              LaSalle
              135              94   94-001              LaSalle
              137              96   96-001              LaSalle
              139              98   98-001              LaSalle
              140              99   99-001              LaSalle
              143             102   102-001             LaSalle
              145             104   104-001             LaSalle
              146             105   105-001             LaSalle
              148             107   107-001             LaSalle
              149             108   108-001             LaSalle
              150             109   109-001             LaSalle
              151             110   110-001             LaSalle
              153             112   112-001             LaSalle
              158             117   117-001             LaSalle
              160             119   119-001             LaSalle
              161             120   120-001             LaSalle
              162             121   121-001             LaSalle
              165             124   124-001             LaSalle
              171             130   130-001             LaSalle
              176             135   135-001             LaSalle
                              138
              179                   138-001             LaSalle
              180                   138-002             LaSalle
              181             139   139-001             LaSalle
              184             142   142-001             LaSalle
              188             146   146-001             LaSalle
              190             148   148-001             LaSalle
              195             153   153-001             LaSalle
              196             154   154-001             LaSalle
              200             158   158-001             LaSalle
              201             159   159-001             LaSalle
              204             162   162-001             LaSalle
              205             163   163-001             LaSalle
              208             166   166-001             LaSalle
                              168
              210                   168-001             LaSalle
              211                   168-002             LaSalle
              212                   168-003             LaSalle
              213                   168-004             LaSalle
              215             170   170-001             LaSalle
              219             174   174-001             LaSalle
                              177
              222                   177-001             LaSalle
              223                   177-002             LaSalle
              224                   177-003             LaSalle
              226             179   179-001             LaSalle
              227             180   180-001             LaSalle
              229             182   182-001             LaSalle
              230             183   183-001             LaSalle
              231             184   184-001             LaSalle
              232             185   185-001             LaSalle
              233             186   186-001             LaSalle
              234             187   187-001             LaSalle
              235             188   188-001             LaSalle
              236             189   189-001             LaSalle
              237             190   190-001             LaSalle
              238             191   191-001             LaSalle
              239             192   192-001             LaSalle
              240             193   193-001             LaSalle
              242             195   195-001             LaSalle
              243             196   196-001             LaSalle
              245             198   198-001             LaSalle
              246             199   199-001             LaSalle
              248             201   201-001             LaSalle
              249             202   202-001             LaSalle
              251             204   204-001             LaSalle
              252             205   205-001             LaSalle
              253             206   206-001             LaSalle
              254             207   207-001             LaSalle
              255             208   208-001             LaSalle
              256             209   209-001             LaSalle
              257             210   210-001             LaSalle
              258             211   211-001             LaSalle
              260             213   213-001             LaSalle
              261             214   214-001             LaSalle
              262             215   215-001             LaSalle
              263             216   216-001             LaSalle
              264             217   217-001             LaSalle
              265             218   218-001             LaSalle
              270             223   223-001             LaSalle
              271             224   224-001             LaSalle
                              227
              274                   227-001             LaSalle
              275                   227-002             LaSalle
              276             228   228-001             LaSalle
              277             229   229-001             LaSalle
              278             230   230-001             LaSalle
              280             232   232-001             LaSalle
              281             233   233-001             LaSalle
              282             234   234-001             LaSalle
              283             235   235-001             LaSalle
              284             236   236-001             LaSalle
              285             237   237-001             LaSalle
              288             240   240-001             LaSalle
              289             241   241-001             LaSalle
              290             242   242-001             LaSalle
              292             244   244-001             LaSalle
              294             246   246-001             LaSalle
              296             248   248-001             LaSalle
              297             249   249-001             LaSalle
              298             250   250-001             LaSalle
              299             251   251-001             LaSalle
              300             252   252-001             LaSalle
              302             254   254-001             LaSalle
              303             255   255-001             LaSalle
              304             256   256-001             LaSalle
              305             257   257-001             LaSalle
              308             260   260-001             LaSalle
                              261
              309                   261-001             LaSalle
              310                   261-002             LaSalle
              311             262   262-001             LaSalle
              312             263   263-001             LaSalle
              313             264   264-001             LaSalle
              314             265   265-001             LaSalle
              315             266   266-001             LaSalle
              316             267   267-001             LaSalle
              317             268   268-001             LaSalle
              318             269   269-001             LaSalle

Mortgage Loan No.   Property Name(2)                                          Loan Group   Cross-Collateralization(2)
-----------------   -------------------------------------------------------   ----------   --------------------------
                    RREEF Industrial Portfolio                                             No
                1   1310-1380 Kifer Road (I)                                           1   No
                2   Hayward Business Park (I)                                          1   No
                3   Walsh at Lafayette (I)                                             1   No
                4   Wiegman Distribution Center (I)                                    1   No
                5   Fremont Commerce Center (I)                                        1   No
                6   Montague Industrial Center (I)                                     1   No
                7   Dixon Landing Business Park (I)                                    1   No
                8   Bay Center Business Park II (I)                                    1   No

                9   Huntwood Business Center (I)                                       1   No
               10   Port of Oakland Business Center (I)                                1   No
               11   Charcot Business Center (I)                                        1   No

               12   Cabot Boulevard Warehouse (I)                                      1   No
               13   Bay Center Business Park III (I)                                   1   No
               14   Bayview Business Center (I)                                        1   No
               15   1710 Little Orchard (I)                                            1   No
               16   COG Warehouse (I)                                                  1   No
               17   Industrial Drive (I)                                               1   No
               18   Okidata Distribution Center (I)                                    1   No
               19   Eden Landing Business Center (I)                                   1   No
               20   Doolittle Business Center (I)                                      1   No
               21   Bay Center Distribution Center (I)                                 1   No
               22   Cadillac Court I (I)                                               1   No
               23   Bay Center Business Park I (I)                                     1   No

               24   Cadillac Court II (I)                                              1   No
               30   Gateway Center IV                                                  1   No
               32   Harbour Centre                                                     1   No

               35   Broadway Office                                                    1   No
               38   Scott Foresman Building                                            1   No
               40   Meridian Plaza                                                     1   No
               41   Riverwood Corporate Center                                         1   No
               49   Devlin's Pointe Apartments                                         1   No
                    Prium Portfolio                                                        No
               52   Prium Portfolio - Puyallup (III)                                   1   No
               53   Prium Portfolio - Bremerton (III)                                  1   No
               54   Prium Portfolio - University Place (III)                           1   No
               55   Prium Portfolio - Kennewick (III)                                  1   No
               56   Prium Portfolio - Aberdeen (III)                                   1   No
               57   Prium Portfolio - Seattle (III)                                    1   No
               61   University Heights II Student Housing                              2   No
               63   The Seasons at Horsetooth Crossing                                 1   No
               64   Pickerington Square                                                1   No
               65   ELS - Island Vista MHP                                             2   No
               66   Lansdowne Medical Office Pavilion                                  1   No
               68   NNN - One Northlake Park                                           1   No

               69   The Hague Corporation                                              1   No
               76   Baker Downs                                                        2   No
               77   Coffey Industrial                                                  1   No
               78   Shops at Rock Creek                                                1   No
               79   880 Technology Drive                                               1   No
               81   Shaker Run Apartments                                              2   No
                    Wichita Falls Portfolio                                                No
               84   Wichita Falls Portfolio - The Woodlands (IV)                       2   No
               85   Wichita Falls Portfolio - Lakeview Townhomes (IV)                  2   No
               86   Wichita Falls Portfolio - Lake View Villas (IV)                    2   No
               87   Marketplace at Darien                                              1   No
               89   Grand Commerce Center                                              1   No
                    Danube Portfolio                                                       No
               93   Danube Portfolio - 4191 Cleveland Ave. (V)                         2   No
               94   Danube Portfolio - 3130-3172 1st Ave. (V)                          2   No
               95   Danube Portfolio - 1455 Missouri St. (V)                           2   No
               96   Danube Portfolio - 951 Agate St. (V)                               2   No
               97   Danube Portfolio - 1730-36 Thomas Ave. (V)                         2   No
               98   Danube Portfolio - 4971-79 W. Point Loma Blvd. (V)                 2   No
               99   Danube Portfolio - 3927 - 33 4th Ave. (V)                          2   No
              102   Walnut Hills Plaza                                                 1   No
              104   Cedar Park Apartments                                              2   No
              105   Harbor Pointe                                                      2   No
                    The Ridge at Taylor Station & Heatherwood Terrace                      No
              106   The Ridge at Taylor Station (VI)                                   2   No
              107   Heatherwood Terrace (VI)                                           2   No
              108   Creekwood Landing                                                  2   No
              110   Follini Portfolio - Stroudwater Crossings (C)                      1   Yes
              111   Follini Portfolio - Orthopaedic Associates (C)                     1   Yes
              113   Gateway Center                                                     1   No
              114   Lincoln Park West                                                  2   No
              116   Colony Oaks by the Bay Apartments                                  2   No
              120   Canton Landing Shopping                                            1   No
              121   Savannah Financial Center                                          1   No
              126   The Commons                                                        1   No
              127   Holiday Inn - Wilmington, NC                                       1   No
              129   10-18 Brainerd Road                                                2   No
              134   Bay Valley Foods                                                   1   No
              135   10 Falcon Crest Drive                                              1   No
              137   Promenade Shoppes at Pine Gardens                                  1   No
              139   Lakewood House                                                     2   No
              140   The Boulevard of Shoppes                                           1   No
              143   Rolling Meadows Strip Center                                       1   No
              145   CapMar Office                                                      1   No
              146   Norfolk Commerce Park V                                            1   No
              148   Hollander Industrial Park                                          1   No
              149   Blanco Self Storage                                                1   No
              150   Willow Trace Apartments                                            2   No
              151   San Marcos Self Storage                                            1   No
              153   Strongbox - 1516 N Orleans                                         1   No
              158   Arizona Commons II                                                 2   No
              160   The Bluffs at Northwoods                                           2   No
              161   Lowe's - Nampa                                                     1   No
              162   Stoneybrook Apartments                                             2   No
              165   Millyard Plaza                                                     1   No
              171   Springtown Shopping Center                                         1   No
              176   Leisure Village MHC                                                2   No
                    Oklahoma Self Storage Portfolio                                        No
              179   Amazing Space Self Storage (VII)                                   1   No
              180   Ardmore Self Storage (VII)                                         1   No
              181   Galloway Crossing                                                  1   No
              184   Glen Professional Plaza                                            1   No
              188   U-Stor Blanding                                                    1   No
              190   Mass Mutual Building                                               1   No
              195   Miami Bluffs Apartments                                            2   No
              196   Orchard Park Apartments                                            2   No
              200   Canon Perdido Office                                               1   No
              201   Forest Grove Shopping                                              1   No
              204   Parkway Plaza - Sanibel, FL                                        1   No
              205   Doral Centre                                                       1   No
              208   VE - Holiday Inn Express Brownsville, TX                           1   No
                    Tarbell Apartment Portfolio                                            No
              210   Tarbell Apartments 2 - Perkins Place & Fox Ridge (VIII)            2   No
              211   Tarbell Apartments 1 - Barrington Hill (VIII)                      2   No
              212   Tarbell Apartments 4 - McDuffee (VIII)                             2   No
              213   Tarbell Apartments 3 - Kearsarge (VIII)                            2   No
              215   Wedgewood Commons II Apartments                                    2   No
              219   Strongbox - 1650 W. Irving Park                                    1   No
                    Little Rock Retail Portfolio                                           No
              222   Little Rock Retail - Somers Plaza (IX)                             1   No
              223   Little Rock Retail - Apple Valley Shopping Center (IX)             1   No
              224   Little Rock Retail - Lakewood (IX)                                 1   No
              226   Chelsea Apartments                                                 2   No
              227   Old Mill Shops                                                     1   No
              229   Marysville Retail                                                  1   No
              230   Hampton Inn - Walterboro, SC                                       1   No
              231   Jasmine Properties                                                 1   No
              232   Indoor Self Storage                                                1   No
              233   Lotus Plaza & Starbucks                                            1   No
              234   210 West Capitol Drive                                             1   No
              235   Arlington Apartments                                               2   No
              236   Windsor Village Shopping Center                                    1   No
              237   Michaels Duluth                                                    1   No
              238   Forum Business Park II                                             1   No
              239   The Extra Closet                                                   1   No
              240   Independence Commons MHC                                           1   No
              242   VE - Waldan Chase Apartments                                       2   No
              243   3555 West Van Buren Street                                         1   No
              245   Cornelius Mini Storage                                             1   No
              246   Meadow Park Apartments                                             2   No
              248   Stonecrest Apartments                                              2   No
              249   Durango Professional Plaza                                         1   No
              251   620 Quintard Drive                                                 1   No
              252   FedEx - Macon, GA                                                  1   No
              253   CVS Zanesville, OH                                                 1   No
              254   Citrus Park Crossing                                               1   No
              255   Walgreens Westfield                                                1   No
              256   TGW Ermanco                                                        1   No
              257   Glendale Industrial                                                1   No
              258   Godley Station                                                     1   No
              260   Mountain View Center                                               1   No
              261   CVS - Dunkirk, NY                                                  1   No
              262   Tallahatchie Centre                                                1   No
              263   Cambridge Building                                                 1   No
              264   CVS Meadville, PA                                                  1   No
              265   Lancaster Properties                                               2   No
              270   Gleannlock Farms                                                   1   No
              271   All About Storage                                                  1   No
                    Strauss Portfolio                                                      No
              274   Strauss Portfolio - 3670-3680 Park Blvd. (X)                       2   No
              275   Strauss Portfolio - 3602-3608 Park Blvd. (X)                       2   No
              276   All Spanaway Storage                                               1   No
              277   Houston Levee Collections Shopping Center                          1   No
              278   26901 Cannon Road                                                  1   No
              280   Athens Town Center                                                 1   No
              281   All Star Self Storage                                              1   No
              282   Memorial Self Storage                                              1   No
              283   Newtown Self Storage                                               1   No
              284   Ellsworth Crossing                                                 1   No
              285   Tice Mobile Home Community                                         2   No
              288   West Side Mini Storage                                             1   No
              289   Springhouse Office Park                                            1   No
              290   Estacada Mini Storage                                              1   No
              292   Grand Island Apartments                                            2   No
              294   Middleton Commons                                                  2   No
              296   Bryan Freedom Center                                               1   No
              297   Huntingdon Plaza Shopping Center                                   1   No
              298   Century Professional Buildings                                     1   No
              299   Sunbelt Rentals                                                    1   No
              300   7th & Greentree Retail                                             1   No
              302   Van Buren Self Storage                                             1   No
              303   Swainsboro Shopping Center                                         1   No
              304   Country Estates MHP                                                1   No
              305   Forest Hill Center                                                 1   No
              308   Mesa Sunrise Shopping Center                                       1   No
                    Tennessee Self Storage Portfolio                                       No
              309   North Gate Self Storage (XI)                                       1   No
              310   A-1 Self Storage (XI)                                              1   No
              311   Whitehall Apartments                                               2   No
              312   2750 West Main                                                     1   No
              313   11930 and 11950 Starcrest Retail/Office                            1   No
              314   Q's Quick Mini Storage                                             1   No
              315   Mexia Plaza Retail Center                                          1   No
              316   Greentree Village                                                  2   No
              317   Suncom Center                                                      1   No
              318   Prineville Storage                                                 1   No

Mortgage Loan No.   Original Balance   Cut-Off Date Balance(3)   NOI DSCR(4)   NCF DSCR(4)   Post IO Period NCF DSCR(4)
-----------------   ----------------   -----------------------   -----------   -----------   --------------------------
                        $250,000,000              $250,000,000          2.28          2.10   NAP
                1        $28,600,000               $28,600,000          2.28          2.10   NAP
                2        $27,300,000               $27,300,000          2.28          2.10   NAP
                3        $19,300,000               $19,300,000          2.28          2.10   NAP
                4        $19,100,000               $19,100,000          2.28          2.10   NAP
                5        $14,200,000               $14,200,000          2.28          2.10   NAP
                6        $14,200,000               $14,200,000          2.28          2.10   NAP
                7        $13,400,000               $13,400,000          2.28          2.10   NAP
                8        $12,300,000               $12,300,000          2.28          2.10   NAP

                9        $11,600,000               $11,600,000          2.28          2.10   NAP
               10        $10,800,000               $10,800,000          2.28          2.10   NAP
               11        $10,300,000               $10,300,000          2.28          2.10   NAP

               12         $9,300,000                $9,300,000          2.28          2.10   NAP
               13         $8,700,000                $8,700,000          2.28          2.10   NAP
               14         $7,300,000                $7,300,000          2.28          2.10   NAP
               15         $5,900,000                $5,900,000          2.28          2.10   NAP
               16         $5,700,000                $5,700,000          2.28          2.10   NAP
               17         $5,300,000                $5,300,000          2.28          2.10   NAP
               18         $5,200,000                $5,200,000          2.28          2.10   NAP
               19         $4,800,000                $4,800,000          2.28          2.10   NAP
               20         $4,500,000                $4,500,000          2.28          2.10   NAP
               21         $3,400,000                $3,400,000          2.28          2.10   NAP
               22         $3,200,000                $3,200,000          2.28          2.10   NAP
               23         $3,100,000                $3,100,000          2.28          2.10   NAP

               24         $2,500,000                $2,500,000          2.28          2.10   NAP
               30        $61,000,000               $61,000,000          1.50          1.41                         1.19
               32        $51,180,000               $51,180,000          1.61          1.53                         1.26

               35        $37,500,000               $37,500,000          2.33          2.10   NAP
               38        $33,675,000               $33,675,000          1.78          1.74   NAP
               40        $27,600,000               $27,600,000          1.53          1.46                         1.25
               41        $25,200,000               $25,200,000          1.58          1.46                         1.21
               49        $22,300,000               $22,300,000          1.38          1.32                         1.09
                         $19,280,000               $19,178,640          1.28          1.24   NAP
               52         $5,392,178                $5,363,830          1.28          1.24   NAP
               53         $4,444,103                $4,420,739          1.28          1.24   NAP
               54         $3,370,111                $3,352,394          1.28          1.24   NAP
               55         $2,444,257                $2,431,407          1.28          1.24   NAP
               56         $2,073,915                $2,063,012          1.28          1.24   NAP
               57         $1,555,436                $1,547,259          1.28          1.24   NAP
               61        $17,000,000               $17,000,000          1.49          1.43                         1.22
               63        $16,100,000               $16,100,000          1.56          1.51                         1.27
               64        $15,200,000               $15,200,000          1.53          1.49   NAP
               65        $14,800,000               $14,800,000          1.38          1.35                         1.15
               66        $14,000,000               $14,000,000          1.61          1.51                         1.26
               68        $13,350,000               $13,350,000          1.59          1.41                         1.20

               69        $13,000,000               $12,987,854          1.95          1.74   NAP
               76        $11,960,000               $11,940,123          1.43          1.32   NAP
               77        $11,700,000               $11,700,000          1.68          1.58                         1.32
               78        $11,700,000               $11,700,000          1.47          1.41                         1.18
               79        $11,560,000               $11,560,000          1.45          1.38                         1.15
               81        $11,000,000               $11,000,000          1.34          1.28   NAP
                         $10,600,000               $10,600,000          1.81          1.69                         1.34
               84         $4,799,998                $4,799,998          1.81          1.69                         1.34
               85         $4,320,030                $4,320,030          1.81          1.69                         1.34
               86         $1,479,972                $1,479,972          1.81          1.69                         1.34
               87        $10,350,000               $10,330,129          1.27          1.22   NAP
               89        $10,000,000                $9,993,314          1.27          1.21   NAP
                          $9,500,000                $9,500,000          1.41          1.37                         1.14
               93         $1,974,848                $1,974,848          1.41          1.37                         1.14
               94         $1,871,212                $1,871,212          1.41          1.37                         1.14
               95         $1,445,152                $1,445,152          1.41          1.37                         1.14
               96         $1,364,545                $1,364,545          1.41          1.37                         1.14
               97         $1,105,455                $1,105,455          1.41          1.37                         1.14
               98           $996,061                  $996,061          1.41          1.37                         1.14
               99           $742,727                  $742,727          1.41          1.37                         1.14
              102         $9,000,000                $9,000,000          1.48          1.43                         1.20
              104         $9,000,000                $8,991,721          1.43          1.34   NAP
              105         $9,000,000                $8,985,146          1.39          1.31   NAP
                          $9,000,000                $8,976,024          1.34          1.20   NAP
              106         $5,230,769                $5,216,835          1.34          1.20   NAP
              107         $3,769,231                $3,759,190          1.34          1.20   NAP
              108         $8,940,000                $8,925,279          1.37          1.27   NAP
              110         $4,680,000                $4,680,000          1.60          1.48                         1.24
              111         $3,870,000                $3,870,000          1.60          1.48                         1.24
              113         $8,300,000                $8,300,000          1.43          1.33                         1.13
              114         $8,200,000                $8,200,000          1.50          1.45   NAP
              116         $7,720,000                $7,707,259          1.35          1.27   NAP
              120         $7,600,000                $7,592,214          1.30          1.20   NAP
              121         $7,500,000                $7,500,000          1.52          1.38                         1.16
              126         $7,200,000                $7,189,022          2.78          2.54   NAP
              127         $7,023,000                $6,995,290          1.52          1.34   NAP
              129         $6,900,000                $6,894,266          1.28          1.26   NAP
              134         $6,675,000                $6,657,313          1.42          1.29   NAP
              135         $6,650,000                $6,650,000          1.70          1.54                         1.29
              137         $6,525,000                $6,525,000          1.48          1.40                         1.20
              139         $6,500,000                $6,500,000          1.28          1.23   NAP
              140         $6,500,000                $6,500,000          1.56          1.47   NAP
              143         $6,400,000                $6,400,000          1.89          1.76   NAP
              145         $6,250,000                $6,250,000          1.30          1.22                         1.05
              146         $6,200,000                $6,200,000          1.80          1.58                         1.31
              148         $6,040,000                $6,033,976          1.30          1.20   NAP
              149         $6,000,000                $6,000,000          1.51          1.47                         1.25
              150         $5,880,000                $5,880,000          1.65          1.54   NAP
              151         $5,850,000                $5,850,000          1.48          1.44                         1.22
              153         $5,800,000                $5,793,910          1.46          1.43   NAP
              158         $5,600,000                $5,600,000          1.30          1.23   NAP
              160         $5,575,000                $5,575,000          1.90          1.75   NAP
              161         $5,575,000                $5,575,000          1.27          1.27   NAP
              162         $5,500,000                $5,500,000          1.42          1.35                         1.15
              165         $5,300,000                $5,300,000          1.52          1.42                         1.20
              171         $5,040,000                $5,040,000          1.56          1.44                         1.22
              176         $4,800,000                $4,795,533          1.42          1.39   NAP
                          $4,625,000                $4,620,396          1.30          1.25   NAP
              179         $3,225,000                $3,221,790          1.30          1.25   NAP
              180         $1,400,000                $1,398,606          1.30          1.25   NAP
              181         $4,500,000                $4,500,000          1.37          1.28                         1.07
              184         $4,490,000                $4,490,000          1.35          1.25   NAP
              188         $4,375,000                $4,375,000          1.38          1.34   NAP
              190         $4,300,000                $4,300,000          1.70          1.51                         1.25
              195         $4,200,000                $4,200,000          1.56          1.46                         1.23
              196         $4,200,000                $4,195,851          1.46          1.35   NAP
              200         $4,000,000                $4,000,000          1.67          1.56                         1.33
              201         $4,000,000                $4,000,000          1.37          1.26   NAP
              204         $4,000,000                $3,996,227          1.42          1.24   NAP
              205         $4,000,000                $3,996,003          1.30          1.21   NAP
              208         $3,800,000                $3,800,000          1.88          1.66   NAP
                          $3,800,000                $3,796,246          1.29          1.21   NAP
              210         $1,388,309                $1,386,937          1.29          1.21   NAP
              211         $1,213,779                $1,212,580          1.29          1.21   NAP
              212           $674,322                  $673,655          1.29          1.21   NAP
              213           $523,591                  $523,074          1.29          1.21   NAP
              215         $3,760,000                $3,756,235          1.36          1.21   NAP
              219         $3,700,000                $3,696,115          2.15          2.11   NAP
                          $3,600,000                $3,600,000          1.34          1.17   NAP
              222         $1,568,317                $1,568,317          1.34          1.17   NAP
              223         $1,069,307                $1,069,307          1.34          1.17   NAP
              224           $962,376                  $962,376          1.34          1.17   NAP
              226         $3,525,000                $3,521,826          1.34          1.21   NAP
              227         $3,500,000                $3,500,000          1.53          1.45                         1.21
              229         $3,420,000                $3,416,193          1.27          1.20   NAP
              230         $3,433,000                $3,399,116          1.51          1.34   NAP
              231         $3,300,000                $3,286,621          2.03          1.80   NAP
              232         $3,250,000                $3,246,946          1.23          1.20   NAP
              233         $3,200,000                $3,200,000          1.31          1.23   NAP
              234         $3,200,000                $3,194,583          1.39          1.24   NAP
              235         $3,200,000                $3,194,266          1.30          1.20   NAP
              236         $3,150,000                $3,146,906          1.40          1.28   NAP
              237         $3,100,000                $3,100,000          1.38          1.30   NAP
              238         $3,100,000                $3,096,890          1.35          1.24   NAP
              239         $3,040,000                $3,034,650          1.33          1.30   NAP
              240         $3,000,000                $3,000,000          1.89          1.81   NAP
              242         $3,000,000                $2,992,529          1.33          1.27   NAP
              243         $2,900,000                $2,895,045          1.51          1.40   NAP
              245         $2,850,000                $2,847,168          1.29          1.26   NAP
              246         $2,840,000                $2,840,000          1.59          1.44                         1.16
              248         $2,800,000                $2,800,000          1.55          1.47                         1.24
              249         $2,800,000                $2,794,983          1.33          1.24   NAP
              251         $2,750,000                $2,750,000          1.50          1.42   NAP
              252         $2,678,000                $2,675,329          1.27          1.22   NAP
              253         $2,650,000                $2,650,000          1.16          1.16   NAP
              254         $2,625,000                $2,621,235          1.30          1.25   NAP
              255         $2,607,000                $2,607,000          2.14          2.12   NAP
              256         $2,600,000                $2,600,000          1.85          1.60                         1.35
              257         $2,560,000                $2,560,000          1.85          1.60                         1.36
              258         $2,570,000                $2,559,683          1.32          1.23   NAP
              260         $2,500,000                $2,500,000          1.39          1.37                         1.15
              261         $2,490,000                $2,490,000          1.16          1.16   NAP
              262         $2,490,000                $2,485,488          1.58          1.42   NAP
              263         $2,470,000                $2,467,527          1.58          1.39   NAP
              264         $2,445,000                $2,445,000          1.16          1.16   NAP
              265         $2,445,000                $2,438,765          1.27          1.21   NAP
              270         $2,381,000                $2,378,612          1.34          1.26   NAP
              271         $2,360,000                $2,360,000          1.53          1.49                         1.25
                          $2,310,000                $2,310,000          1.59          1.49                         1.24
              274         $1,659,966                $1,659,966          1.59          1.49                         1.24
              275           $650,034                  $650,034          1.59          1.49                         1.24
              276         $2,300,000                $2,297,715          1.65          1.60   NAP
              277         $2,225,000                $2,225,000          1.52          1.42                         1.21
              278         $2,180,000                $2,180,000          1.41          1.26   NAP
              280         $2,100,000                $2,098,038          1.26          1.18   NAP
              281         $2,080,000                $2,077,889          1.33          1.29   NAP
              282         $2,075,000                $2,067,953          1.30          1.24   NAP
              283         $2,035,000                $2,035,000          1.54          1.49                         1.26
              284         $2,000,000                $2,000,000          1.56          1.48                         1.26
              285         $2,000,000                $1,998,005          1.13          1.08   NAP
              288         $1,900,000                $1,898,180          1.27          1.21   NAP
              289         $1,900,000                $1,898,134          1.30          1.19   NAP
              290         $1,900,000                $1,898,112          1.32          1.27   NAP
              292         $1,820,000                $1,820,000          1.54          1.43   NAP
              294         $1,710,000                $1,710,000          1.53          1.43                         1.20
              296         $1,640,000                $1,638,404          1.32          1.23   NAP
              297         $1,560,000                $1,557,407          1.30          1.20   NAP
              298         $1,550,000                $1,548,445          1.36          1.21   NAP
              299         $1,538,441                $1,533,498          1.41          1.35   NAP
              300         $1,500,000                $1,500,000          2.19          2.04                         1.74
              302         $1,500,000                $1,498,599          1.81          1.73   NAP
              303         $1,500,000                $1,498,507          1.43          1.22   NAP
              304         $1,500,000                $1,498,495          1.43          1.37   NAP
              305         $1,470,000                $1,467,483          1.30          1.22   NAP
              308         $1,360,000                $1,358,763          1.35          1.29   NAP
                          $1,280,000                $1,280,000          1.49          1.42                         1.24
              309           $643,975                  $643,975          1.49          1.42                         1.24
              310           $636,025                  $636,025          1.49          1.42                         1.24
              311         $1,250,000                $1,248,784          1.30          1.20   NAP
              312         $1,240,000                $1,237,930          1.29          1.21   NAP
              313         $1,225,000                $1,223,364          1.45          1.25   NAP
              314         $1,136,000                $1,134,989          1.27          1.22   NAP
              315         $1,125,000                $1,125,000          1.58          1.48   NAP
              316         $1,025,000                $1,024,010          1.42          1.37   NAP
              317         $1,009,222                $1,009,222          1.34          1.27   NAP
              318           $950,000                  $950,000          1.51          1.41   NAP

Mortgage Loan No.   Cut-Off Date LTV(4)    Balloon LTV(4)    Cut-Off Date LTV Without Tax Credits(4)
-----------------   -------------------    --------------    ---------------------------------------
                                   52.5%             52.5%   NAP
                1                  52.5%             52.5%   NAP
                2                  52.5%             52.5%   NAP
                3                  52.5%             52.5%   NAP
                4                  52.5%             52.5%   NAP
                5                  52.5%             52.5%   NAP
                6                  52.5%             52.5%   NAP
                7                  52.5%             52.5%   NAP
                8                  52.5%             52.5%   NAP

                9                  52.5%             52.5%   NAP
               10                  52.5%             52.5%   NAP
               11                  52.5%             52.5%   NAP

               12                  52.5%             52.5%   NAP
               13                  52.5%             52.5%   NAP
               14                  52.5%             52.5%   NAP
               15                  52.5%             52.5%   NAP
               16                  52.5%             52.5%   NAP
               17                  52.5%             52.5%   NAP
               18                  52.5%             52.5%   NAP
               19                  52.5%             52.5%   NAP
               20                  52.5%             52.5%   NAP
               21                  52.5%             52.5%   NAP
               22                  52.5%             52.5%   NAP
               23                  52.5%             52.5%   NAP

               24                  52.5%             52.5%   NAP
               30                  79.2%             74.2%   NAP
               32                  73.1%             68.1%   NAP

               35                  54.3%             54.3%   NAP
               38                  64.8%             64.8%   NAP
               40                  72.4%             68.1%   NAP
               41                  79.5%             74.2%   NAP
               49                  72.6%             65.3%   NAP
                                   73.7%             63.4%   NAP
               52                  73.7%             63.4%   NAP
               53                  73.7%             63.4%   NAP
               54                  73.7%             63.4%   NAP
               55                  73.7%             63.4%   NAP
               56                  73.7%             63.4%   NAP
               57                  73.7%             63.4%   NAP
               61                  67.2%             61.0%   NAP
               63                  64.9%             58.7%   NAP
               64                  76.0%             76.0%   NAP
               65                  76.3%             71.6%   NAP
               66                  79.5%             71.6%   NAP
               68                  75.0%             70.4%   NAP

               69                  65.9%             56.6%   NAP
               76                  79.0%             68.1%   NAP
               77                  71.8%             67.1%   NAP
               78                  79.6%             74.4%   NAP
               79                  80.0%             72.1%   NAP
               81                  59.1%             38.5%   NAP
                                   78.9%             71.7%   NAP
               84                  78.9%             71.7%   NAP
               85                  78.9%             71.7%   NAP
               86                  78.9%             71.7%   NAP
               87                  75.5%             63.9%   NAP
               89                  75.7%             71.1%   NAP
                                   57.6%             51.9%   NAP
               93                  57.6%             51.9%   NAP
               94                  57.6%             51.9%   NAP
               95                  57.6%             51.9%   NAP
               96                  57.6%             51.9%   NAP
               97                  57.6%             51.9%   NAP
               98                  57.6%             51.9%   NAP
               99                  57.6%             51.9%   NAP
              102                  72.6%             67.9%   NAP
              104                  79.9%             68.8%   NAP
              105                  77.7%             67.0%   NAP
                                   76.7%             65.9%   NAP
              106                  76.7%             65.9%   NAP
              107                  76.7%             65.9%   NAP
              108                  78.3%             67.5%   NAP
              110                  78.8%             69.7%   NAP
              111                  78.8%             69.7%   NAP
              113                  75.5%             70.7%   NAP
              114                  52.6%             52.6%   NAP
              116                  77.3%             66.7%   NAP
              120                  80.1%             67.9%   NAP
              121                  77.3%             68.5%   NAP
              126                  33.0%             25.3%   NAP
              127                  72.9%             57.5%   NAP
              129                  78.3%             74.3%   NAP
              134                  74.4%             63.9%   NAP
              135                  80.1%             70.9%   NAP
              137                  69.8%             65.6%   NAP
              139                  76.5%             71.9%   NAP
              140                  79.8%             79.8%   NAP
              143                  55.7%             47.1%   NAP
              145                  79.7%             74.9%   NAP
              146                  79.9%             71.8%   NAP
              148                  63.5%             54.0%   NAP
              149                  71.6%             64.8%   NAP
              150                  80.0%             80.0%   NAP
              151                  78.5%             73.6%   NAP
              153                  68.5%             57.8%   NAP
              158                  80.0%             74.8%   NAP
              160                  76.4%             76.4%   NAP
              161                  79.6%             79.6%   NAP
              162                  67.1%             61.0%   NAP
              165                  72.1%             67.5%   NAP
              171                  76.9%             68.2%   NAP
              176                  74.9%             64.4%   NAP
                                   72.6%             61.8%   NAP
              179                  72.6%             61.8%   NAP
              180                  72.6%             61.8%   NAP
              181                  76.3%             71.2%   NAP
              184                  77.4%             65.6%   NAP
              188                  78.1%             66.2%   NAP
              190                  79.3%             71.2%   NAP
              195                  79.2%             71.6%   NAP
              196                  79.9%             68.1%   NAP
              200                  58.8%             55.2%   NAP
              201                  69.1%             58.5%   NAP
              204                  74.0%             69.6%   NAP
              205                  78.4%             66.6%   NAP
              208                  62.3%             49.4%   NAP
                                   79.3%             67.5%   NAP
              210                  79.3%             67.5%   NAP
              211                  79.3%             67.5%   NAP
              212                  79.3%             67.5%   NAP
              213                  79.3%             67.5%   NAP
              215                  80.6%             68.5%   NAP
              219                  44.1%             37.2%   NAP
                                   71.3%             55.8%   NAP
              222                  71.3%             55.8%   NAP
              223                  71.3%             55.8%   NAP
              224                  71.3%             55.8%   NAP
              226                  69.7%             60.2%   NAP
              227                  63.6%             59.5%   NAP
              229                  71.2%             59.5%   NAP
              230                  62.9%             29.2%   NAP
              231                  43.2%             28.9%   NAP
              232                  78.1%             67.0%   NAP
              233                  63.4%             41.6%   NAP
              234                  79.9%             68.7%   NAP
              235                  73.6%             62.8%   NAP
              236                  74.0%             63.1%   NAP
              237                  72.9%             63.1%   NAP
              238                  79.0%             67.1%   NAP
              239                  70.6%             60.4%   NAP
              240                  55.4%             55.4%   NAP
              242                  74.8%             64.8%   NAP
              243                  56.8%             48.7%   NAP
              245                  77.6%             66.0%   NAP
              246                  80.0%             72.8%   NAP
              248                  72.7%             64.5%   NAP
              249                  71.3%             60.9%   NAP
              251                  73.5%             62.4%   NAP
              252                  69.5%             59.1%   NAP
              253                  73.0%             61.9%   NAP
              254                  65.5%             51.0%   NAP
              255                  49.1%             49.1%   NAP
              256                  72.2%             65.2%   NAP
              257                  80.0%             72.4%   NAP
              258                  75.7%             65.6%   NAP
              260                  73.5%             66.5%   NAP
              261                  73.2%             62.1%   NAP
              262                  69.5%             59.3%   NAP
              263                  69.3%             58.9%   NAP
              264                  73.0%             61.9%   NAP
              265                  77.4%             61.1%   NAP
              270                  72.5%             61.6%   NAP
              271                  78.7%             69.6%   NAP
                                   54.7%             49.3%   NAP
              274                  54.7%             49.3%   NAP
              275                  54.7%             49.3%   NAP
              276                  57.3%             48.7%   NAP
              277                  74.2%             64.9%   NAP
              278                  74.7%             57.5%   NAP
              280                  74.9%             64.3%   NAP
              281                  74.2%             62.9%   NAP
              282                  58.0%             50.0%   NAP
              283                  65.6%             58.3%   NAP
              284                  66.7%             59.3%   NAP
              285                  71.4%             60.7%   NAP
              288                  78.1%             66.8%   NAP
              289                  73.0%             62.2%   NAP
              290                  75.9%             64.6%   NAP
              292                  80.0%             62.8%   NAP
              294                  77.7%             68.9%   NAP
              296                  78.0%             66.6%   NAP
              297                  75.6%             65.1%   NAP
              298                  65.3%             55.5%   NAP
              299                  56.8%             49.2%   NAP
              300                  44.6%             40.5%   NAP
              302                  37.5%             32.2%   NAP
              303                  76.8%             65.4%   NAP
              304                  71.4%             60.6%   NAP
              305                  75.3%             64.6%   NAP
              308                  75.5%             65.1%   NAP
                                   79.5%             70.1%   NAP
              309                  79.5%             70.1%   NAP
              310                  79.5%             70.1%   NAP
              311                  78.0%             66.6%   NAP
              312                  77.9%             67.0%   NAP
              313                  72.0%             56.9%   NAP
              314                  79.4%             74.9%   NAP
              315                  67.6%             57.4%   NAP
              316                  68.3%             58.3%   NAP
              317                  74.8%             64.0%   NAP
              318                  57.2%             48.7%   NAP

Mortgage Loan No.   Balloon LTV Without Tax Credits(4)
-----------------   ----------------------------------
                    NAP
                1   NAP
                2   NAP
                3   NAP
                4   NAP
                5   NAP
                6   NAP
                7   NAP
                8   NAP

                9   NAP
               10   NAP
               11   NAP

               12   NAP
               13   NAP
               14   NAP
               15   NAP
               16   NAP
               17   NAP
               18   NAP
               19   NAP
               20   NAP
               21   NAP
               22   NAP
               23   NAP

               24   NAP
               30   NAP
               32   NAP

               35   NAP
               38   NAP
               40   NAP
               41   NAP
               49   NAP
                    NAP
               52   NAP
               53   NAP
               54   NAP
               55   NAP
               56   NAP
               57   NAP
               61   NAP
               63   NAP
               64   NAP
               65   NAP
               66   NAP
               68   NAP

               69   NAP
               76   NAP
               77   NAP
               78   NAP
               79   NAP
               81   NAP
                    NAP
               84   NAP
               85   NAP
               86   NAP
               87   NAP
               89   NAP
                    NAP
               93   NAP
               94   NAP
               95   NAP
               96   NAP
               97   NAP
               98   NAP
               99   NAP
              102   NAP
              104   NAP
              105   NAP
                    NAP
              106   NAP
              107   NAP
              108   NAP
              110   NAP
              111   NAP
              113   NAP
              114   NAP
              116   NAP
              120   NAP
              121   NAP
              126   NAP
              127   NAP
              129   NAP
              134   NAP
              135   NAP
              137   NAP
              139   NAP
              140   NAP
              143   NAP
              145   NAP
              146   NAP
              148   NAP
              149   NAP
              150   NAP
              151   NAP
              153   NAP
              158   NAP
              160   NAP
              161   NAP
              162   NAP
              165   NAP
              171   NAP
              176   NAP
                    NAP
              179   NAP
              180   NAP
              181   NAP
              184   NAP
              188   NAP
              190   NAP
              195   NAP
              196   NAP
              200   NAP
              201   NAP
              204   NAP
              205   NAP
              208   NAP
                    NAP
              210   NAP
              211   NAP
              212   NAP
              213   NAP
              215   NAP
              219   NAP
                    NAP
              222   NAP
              223   NAP
              224   NAP
              226   NAP
              227   NAP
              229   NAP
              230   NAP
              231   NAP
              232   NAP
              233   NAP
              234   NAP
              235   NAP
              236   NAP
              237   NAP
              238   NAP
              239   NAP
              240   NAP
              242   NAP
              243   NAP
              245   NAP
              246   NAP
              248   NAP
              249   NAP
              251   NAP
              252   NAP
              253   NAP
              254   NAP
              255   NAP
              256   NAP
              257   NAP
              258   NAP
              260   NAP
              261   NAP
              262   NAP
              263   NAP
              264   NAP
              265   NAP
              270   NAP
              271   NAP
                    NAP
              274   NAP
              275   NAP
              276   NAP
              277   NAP
              278   NAP
              280   NAP
              281   NAP
              282   NAP
              283   NAP
              284   NAP
              285   NAP
              288   NAP
              289   NAP
              290   NAP
              292   NAP
              294   NAP
              296   NAP
              297   NAP
              298   NAP
              299   NAP
              300   NAP
              302   NAP
              303   NAP
              304   NAP
              305   NAP
              308   NAP
                    NAP
              309   NAP
              310   NAP
              311   NAP
              312   NAP
              313   NAP
              314   NAP
              315   NAP
              316   NAP
              317   NAP
              318   NAP

Mortgage Loan No.   Street Address                                                                   City                State
-----------------   ------------------------------------------------------------------------------   -----------------   -----

                1   1310 - 1380 Kifer Road                                                           Sunnyvale           CA
                2   Zephyr Ave., Crocker Ave., Huntwood Ave., and Santana St.                        Hayward             CA
                3   915-925, 1035, 1135 and 1285 Walsh Avenue                                        Santa Clara         CA
                4   30746 Wiegman Road                                                               Hayward             CA
                5   41460-84, 41444-58, 41638-98, 41728-86 Christy Street                            Fremont             CA
                6   1510-1568 Montague Expressway                                                    San Jose            CA
                7   Milmont Drive and Dixon Landing Road                                             Milpitas            CA
                8   3832 Bay Center Place, 3847-3857 Breakwater Ave., 3848-3858 Bay Center Place,    Hayward             CA
                    3860-3880 Bay Center Place
                9   San Louis Obispo Ave., Whipple Rd., Medallion Dr., and Huntwood Ave.             Hayward             CA
               10   7303-7307 Edgewater Drive                                                        Oakland             CA
               11   721-741 Charcot Avenue, 2023-2035 O'Toole Ave., 2142-2158 Paragon Drive,         San Jose            CA
                    2170-2190 Paragon Drive
               12   21001-21005 Cabot Boulevard                                                      Hayward             CA
               13   3825 Bay Center Place, 25531-25565 Whitesell Street                              Hayward             CA
               14   2901-2949 Bayview Drive and 48000-48016 Fremont Boulevard                        Fremont             CA
               15   1710 Little Orchard Street                                                       San Jose            CA
               16   931 Cadillac Court                                                               Milpitas            CA
               17   45101 Industrial Drive                                                           Fremont             CA
               18   1021 & 1101 Cadillac Court                                                       Milpitas            CA
               19   26235-26269 Research Place                                                       Hayward             CA
               20   1431-1479 Doolittle Drive                                                        San Leandro         CA
               21   3875 Bay Center Place                                                            Hayward             CA
               22   1161-1181 Cadillac Court                                                         Milpitas            CA
               23   26250-26260 Eden Landing Ave.,3556-3566 Investment Road, 3551-3556 Arden Road,   Hayward             CA
                    3582-3588 Arden Road, 3450-3550 Arden Road
               24   1123-1141 Cadillac Court                                                         Milpitas            CA
               30   100 Mulberry Street                                                              Newark              NJ
               32   18851 NE 29th Avenue                                                             Aventura            FL

               35   1700 Broadway                                                                    Denver              CO
               38   1900 East Lake Avenue                                                            Glenview            IL
               40   10333 - 10585 Meridian Street                                                    Carmel              IN
               41   N19 W24200/W24400 Riverwood Drive                                                Pewaukee            WI
               49   2735 Westminster Circle                                                          Allison Park        PA

               52   211 West Main Street                                                             Puyallup            WA
               53   4810 Auto Center Boulevard                                                       Bremerton           WA
               54   2901 Bridgeport Way                                                              University Place    WA
               55   1120 North Edison Street                                                         Kennewick           WA
               56   503-511 West Heron Street                                                        Aberdeen            WA
               57   132 South Spokane Street                                                         Seattle             WA
               61   1101 East River Ridge Parkway                                                    San Marcos          TX
               63   1020 Wabash Street                                                               Fort Collins        CO
               64   1028 Hill Road North                                                             Pickerington        OH
               65   3000 North Tamiami Trail                                                         North Fort Myers    FL
               66   19450 Deerfield Avenue                                                           Lansdowne           VA
               68   11500 Northlake Drive                                                            Cincinnati          OH

               69   400 West Avenue                                                                  Rochester           NY
               76   305 West Baker Road                                                              Baytown             TX
               77   3300 Coffey Lane                                                                 Santa Rosa          CA
               78   2382 Germantown Parkway                                                          Memphis             TN
               79   880 Technology Drive                                                             Ann Arbor           MI
               81   601 Sand Creek Road                                                              Albany              NY

               84   1717 Midwestern Parkway                                                          Wichita Falls       TX
               85   4811 Likens Avenue                                                               Wichita Falls       TX
               86   4800 Fairway Boulevard                                                           Wichita Falls       TX
               87   2415-2445 75th Street                                                            Darien              IL
               89   600 - 650 South Grand Avenue                                                     Santa Ana           CA

               93   4191 Cleveland Ave.                                                              San Diego           CA
               94   3130-3172 1st Ave.                                                               San Diego           CA
               95   1455 Missouri St.                                                                San Diego           CA
               96   951 Agate St.                                                                    San Diego           CA
               97   1730-36 Thomas Ave.                                                              San Diego           CA
               98   4971-79 W. Point Loma Blvd.                                                      San Diego           CA
               99   3927 - 33 4th Ave.                                                               San Diego           CA
              102   18718-18744 Amar Road                                                            Walnut              CA
              104   11353 North Tazwell Drive                                                        Louisville          KY
              105   4101 Nasa Parkway                                                                Seabrook            TX

              106   321 Directory Drive                                                              Columbus            OH
              107   777 Laver Road                                                                   Mansfield           OH
              108   400 Timbercreek Drive                                                            Clute               TX
              110   1685 Congress Street                                                             Portland            ME
              111   515 W Columbia Street                                                            Evansville          IN
              113   136 Heber Avenue                                                                 Park City           UT
              114   2140 Lincoln Park West                                                           Chicago             IL
              116   18100 Nassau Bay Drive                                                           Nassau Bay          TX
              120   44918-44978 Ford Road                                                            Canton Township     MI
              121   7402 Hodgson Memorial Drive                                                      Savannah            GA
              126   140 South Lake Avenue                                                            Pasadena            CA
              127   5032 Market Street                                                               Wilmington          NC
              129   10-18 Brainerd Road                                                              Boston              MA
              134   2935 Van Vactor Drive                                                            Plymouth            IN
              135   10 Falcon Crest Drive                                                            Greenville          SC
              137   240-250 West Indiantown Road                                                     Jupiter             FL
              139   4801 North Hills Boulevard                                                       North Little Rock   AR
              140   123 Grandview Boulevard                                                          Madison             MS
              143   1450 Golf Road and 1635-69 Algonquin Road                                        Rolling Meadows     IL
              145   11550 Common Oaks Drive                                                          Raleigh             NC
              146   2510 Walmer Avenue                                                               Norfolk             VA
              148   10521-10565 Dale Avenue                                                          Stanton             CA
              149   940 E. Blanco Road                                                               Salinas             CA
              150   114 Willow Trace Circle                                                          Clemmons            NC
              151   4087 State Street                                                                Santa Barbara       CA
              153   1516 North Orleans Street                                                        Chicago             IL
              158   2040 North 1st Avenue                                                            Tucson              AZ
              160   1850 Yellowstone Court                                                           Gastonia            NC
              161   1305 West Karcher Road                                                           Nampa               ID
              162   651 East Travis Boulevard                                                        Fairfield           CA
              165   210-220 Imi Kala Street                                                          Wailuku             HI
              171   500 Highway 199 E                                                                Springtown          TX
              176   4711 Walnut Road                                                                 Buckeye Lake        OH

              179   3213 & 3405 Bart Conner Drive.                                                   Norman              OK
              180   1900 Veteran's Boulevard (Hwy 142)                                               Ardmore             OK
              181   5688 West Broad Street                                                           Galloway            OH
              184   4911, 5019, 5133 North Executive Drive, 901 West Glen Avenue                     Peoria              IL
              188   1065 Blanding Boulevard                                                          Orange Park         FL
              190   5544 Greenwich Road                                                              Virginia Beach      VA
              195   8204 Wooster Pike                                                                Columbia Township   OH
              196   12-21 Crestwood Drive                                                            Waterville          ME
              200   136 West Canon Perdido Street                                                    Santa Barbara       CA
              201   2333 Pacific Avenue                                                              Forest Grove        OR
              204   10231, 10241, 10251, & 10261 Metro Parkway                                       Ft. Meyers          FL
              205   101 West 69th Street                                                             Sioux Falls         SD
              208   1985 North Expressway 83                                                         Brownsville         TX

              210   Route 106 & 140 (Perkins Rd./Rhodes Dr.)                                         Belmont             NH
              211   382 Route 9                                                                      Barrington          NH
              212   17 Felker Street                                                                 Gonic               NH
              213   115 Kearsarge Mountain Rd.                                                       Warner              NH
              215   1919, 1923, 1927, 1935 Miller Street                                             La Crosse           WI
              219   1650 West Irving Park                                                            Chicago             IL

              222   5107 Warden Road                                                                 North Little Rock   AR
              223   8000 Highway 107                                                                 Sherwood            AR
              224   4501 Fairway Avenue                                                              North Little Rock   AR
              226   1910 Skidaway Road                                                               Savannah            GA
              227   486-490 First Street                                                             Solvang             CA
              229   1100 Charles Lane                                                                Marysville          OH
              230   1835 Sniders Highway                                                             Walterboro          SC
              231   6154 SW Hwy 200                                                                  Ocala               FL
              232   809 Florida St                                                                   Madeville           LA
              233   2420 North Salisbury Boulevard                                                   Salisbury           MD
              234   210 Wesst Capitol Drive                                                          Milwuakee           WI
              235   5845 Ridgewood Road                                                              Jackson             MS
              236   3901 Miller Road                                                                 Columbus            GA
              237   925 W Central Entrance                                                           Duluth              MN
              238   720 Old Clemson Road                                                             Columbia            SC
              239   2355 Brunner Lane SE                                                             Fort Myers          FL
              240   1776 Constitution Circle                                                         Potterville         MI
              242   150 Dupree Road                                                                  Woodstock           GA
              243   3555 West Van Buren Street                                                       Phoenix             AZ
              245   3437 East Baseline Street                                                        Cornelius           OR
              246   1105 SW 74th St.                                                                 Oklahoma City       OK
              248   320 West 11th Street                                                             Siler City          NC
              249   3110 Durango Road                                                                Las Vegas           NV
              251   620 Quintard Drive                                                               Oxford              AL
              252   244 Mercer Junction Road                                                         Macon               GA
              253   1212 Maple Avenue                                                                Zanesville          OH
              254   8608 Citrus Park Drive                                                           Tampa               FL
              255   14625 North Gray Road                                                            Westfield           IN
              256   6870 Grand Haven Road                                                            Spring Lake         MI
              257   16300 - 16350 West Glendale Drive                                                New Berlin          WI
              258   1000 Towne Center Boulevard                                                      Pooler              GA
              260   2145 Old Middlefield Way                                                         Mountain View       CA
              261   175 East Fourth Street                                                           Dunkirk             NY
              262   324 Park Plaza Drive                                                             New Albany          MS
              263   90 MacCorkle Avenue, SW                                                          Charleston          WV
              264   392 North Street                                                                 Meadville           PA
              265   56-59-61 Airport Boulevard                                                       Morgantown          WV
              270   8620 Spring Cypress                                                              Spring              TX
              271   29620 IH-10 W                                                                    Boerne              TX

              274   3670-3680 Park Blvd.                                                             San Diego           CA
              275   3602-3608 Park Blvd.                                                             San Diego           CA
              276   21303 Mountain Highway                                                           Spanaway            WA
              277   1144 Houston Levee Road North                                                    Cordova (Memphis)   TN
              278   26901 Cannon Road                                                                Bedford Heights     OH
              280   220 Crestway Drive                                                               Athens              TX
              281   3601 West Stan Schlueter Loop                                                    Killeen             TX
              282   1890 South Walnut Avenue                                                         New Braunfels       TX
              283   137 S.Main Street                                                                Newtown             CT
              284   2721 South Ellsworth Road                                                        Mesa                AZ
              285   541 New York Drive                                                               Fort Myers          FL
              288   607 Park Avenue                                                                  Charleston          WV
              289   1720, 1750, 1770 Old Springhouse Lane                                            Dunwoody            GA
              290   2330 NW. Campus Drive                                                            Estacada            OR
              292   2944-2974 Grand Island Blvd. & 2454-2462 Baseline Roa                            Grand Island        NY
              294   6509 University Avenue                                                           Middleton           WI
              296   3203 Freedom Boulevard                                                           Bryan               TX
              297   71 Veterans Highway N                                                            Huntingdon          TN
              298   3101 & 3105 American Legion Road                                                 Chesapeake          VA
              299   275 North Reynoldsburg-New Albany Road                                           Columbus            OH
              300   14213 7th Street                                                                 Victorville         CA
              302   3167 Van Buren Boulevard                                                         Riverside           CA
              303   501 South Main Street                                                            Swainsboro          GA
              304   8670 Thompson Drive                                                              Blair               NE
              305   3675 Southwind Park Drive                                                        Memphis             TN
              308   1215 South Country Club Drive                                                    Mesa                AZ

              309   3308 N Highland Avenue                                                           Jackson             TN
              310   2270 Old Russellville Pike                                                       Clarksville         TN
              311   5321-5333 S. Main Street                                                         Sylvania            OH
              312   2750 West Main Street                                                            League City         TX
              313   11930-11950 Starcrest Drive                                                      San Antonio         TX
              314   200 Industrial Dr                                                                Lexington           SC
              315   1402 East Milam Street                                                           Mexia               TX
              316   201 North Wilson Road                                                            Columbus            OH
              317   4336 Virginia Beach Boulevard                                                    Virginia Beach      VA
              318   1222 NW Madras HWY                                                               Prineville          OR

Mortgage Loan No.   Zip Code   Property Type                    Property Sub-Type                Units/SF(5)
-----------------   --------   ------------------------------   ------------------------------   -----------

                1      94086   Industrial                       Flex Industrial                      287,300
                2      94544   Industrial                       Flex Industrial                      630,944
                3      95050   Industrial                       Flex Industrial                      320,505
                4      94544   Industrial                       Flex Industrial                      459,833
                5      94538   Industrial                       Flex Industrial                      333,983
                6      95131   Industrial                       Flex Industrial                      315,600
                7      95035   Industrial                       Flex Industrial                      202,762
                8      94544   Industrial                       Flex Industrial                      128,700

                9      94544   Industrial                       Flex Industrial                      176,056
               10      94621   Industrial                       Flex Industrial                      199,733
               11      95131   Industrial                       Flex Industrial                      164,089

               12      94545   Industrial                       Flex Industrial                      248,860
               13      94544   Industrial                       Flex Industrial                      116,941
               14      94538   Industrial                       Flex Industrial                      103,920
               15      95125   Industrial                       Flex Industrial                      212,840
               16      95035   Industrial                       Flex Industrial                      120,600
               17      94538   Industrial                       Flex Industrial                      198,676
               18      95035   Industrial                       Flex Industrial                      100,497
               19      94545   Industrial                       Flex Industrial                       82,796
               20      94577   Industrial                       Flex Industrial                      113,196
               21      94545   Industrial                       Flex Industrial                       69,438
               22      95035   Industrial                       Flex Industrial                       44,517
               23      94545   Industrial                       Flex Industrial                      148,665

               24      95035   Industrial                       Flex Industrial                       36,120
               30      07102   Office                           Urban                                327,135
               32      33180   Office                           Suburban                             217,056

               35      80202   Office                           Urban                                394,153
               38      60025   Office                           Suburban                             256,700
               40      46290   Office                           Suburban                             305,122
               41      53188   Office                           Suburban                             178,900
               49      15101   Multifamily                      Garden                                   352

               52      98371   Office                           Suburban                              35,258
               53      98312   Office                           Suburban                              30,320
               54      98466   Office                           Medical                               28,502
               55      99336   Office                           Suburban                              23,067
               56      98520   Office                           Suburban                              23,559
               57      98134   Office                           Suburban                              14,960
               61      78666   Multifamily                      Student Housing                          240
               63      80526   Multifamily                      Garden                                   208
               64      43147   Retail                           Anchored                             105,511
               65      33903   Manufactured Housing Community   Manufactured Housing Community           616
               66      20176   Office                           Medical                               66,875
               68      45249   Office                           Suburban                             176,896

               69      10019   Mixed Use                        Office/Industrial                    259,191
               76      77521   Multifamily                      Garden                                   392
               77      95403   Industrial                       Flex Industrial                      143,750
               78      38016   Retail                           Unanchored                            61,333
               79      48108   Office                           Suburban                              85,833
               81      12205   Multifamily                      Garden                                   185

               84      76302   Multifamily                      Garden                                   114
               85      76308   Multifamily                      Garden                                   120
               86      76308   Multifamily                      Garden                                    63
               87      60561   Retail                           Shadow Anchored                       32,136
               89      92705   Office                           Suburban                             101,101

               93      92103   Multifamily                      Garden                                    22
               94      92103   Multifamily                      Garden                                    21
               95      92109   Multifamily                      Garden                                     6
               96      92109   Multifamily                      Garden                                     5
               97      92109   Multifamily                      Garden                                     6
               98      92107   Multifamily                      Garden                                    13
               99      92103   Multifamily                      Garden                                     8
              102      91789   Retail                           Shadow Anchored                       39,701
              104      40241   Multifamily                      Garden                                   236
              105      77586   Multifamily                      Garden                                   198

              106      43213   Multifamily                      Garden                                   192
              107      44905   Multifamily                      Garden                                   165
              108      77531   Multifamily                      Garden                                   256
              110      04102   Office                           Medical                               31,298
              111      47710   Office                           Medical                               28,882
              113      84060   Mixed Use                        Office/Retail                         41,902
              114      60614   Multifamily                      High-Rise                                 99
              116      77058   Multifamily                      Garden                                   162
              120      48187   Retail                           Shadow Anchored                       59,260
              121      31406   Office                           Suburban                              57,523
              126      91101   Retail                           Unanchored                            84,063
              127      28405   Hospitality                      Limited Service                          124
              129      02134   Multifamily                      Mid-Rise                                  29
              134      46563   Industrial                       Warehouse                            300,500
              135      29607   Office                           Suburban                              76,800
              137      33458   Retail                           Anchored                              27,523
              139      72116   Multifamily                      Garden                                   108
              140      39110   Retail                           Shadow Anchored                       41,083
              143      60008   Retail                           Shadow Anchored                       33,941
              145      27614   Office                           Suburban                              40,766
              146      23513   Office                           Suburban                              70,388
              148      90680   Industrial                       Warehouse                            114,104
              149      93901   Self Storage                     Self Storage                          94,415
              150      27012   Multifamily                      Garden                                   152
              151      93110   Self Storage                     Self Storage                          69,035
              153      60610   Self Storage                     Self Storage                          55,766
              158      85719   Multifamily                      Student Housing                           88
              160      28054   Multifamily                      Garden                                   176
              161      83651   Other                            Leased Fee                           150,000
              162      94533   Multifamily                      Garden                                   100
              165      96793   Mixed Use                        Office/Retail                         29,993
              171      76082   Retail                           Anchored                              62,718
              176      43008   Manufactured Housing Community   Manufactured Housing Community           262

              179      73072   Self Storage                     Self Storage                          95,705
              180      73401   Self Storage                     Self Storage                          38,575
              181      43119   Retail                           Shadow Anchored                       28,538
              184      61614   Office                           Medical                               34,996
              188      32065   Self Storage                     Self Storage                          86,950
              190      23462   Office                           Suburban                              45,755
              195      45230   Multifamily                      Garden                                    91
              196      04901   Multifamily                      Garden                                   132
              200      93101   Office                           Suburban                              18,062
              201      97116   Retail                           Unanchored                            35,322
              204      33912   Office                           Suburban                              57,696
              205      57108   Office                           Suburban                              26,232
              208      78520   Hospitality                      Limited Service                           74

              210      03825   Multifamily                      Garden                                    32
              211      03825   Multifamily                      Garden                                    33
              212      03837   Multifamily                      Garden                                    18
              213      03278   Multifamily                      Garden                                    12
              215      54601   Multifamily                      Garden                                   105
              219      60613   Self Storage                     Self Storage                          56,676

              222      72116   Retail                           Unanchored                            30,400
              223      72120   Retail                           Unanchored                            23,450
              224      72116   Retail                           Unanchored                            12,000
              226      31404   Multifamily                      Garden                                   136
              227      93463   Retail                           Unanchored                            21,960
              229      43040   Retail                           Shadow Anchored                       15,576
              230      29488   Hospitality                      Limited Service                           78
              231      34476   Retail                           Unanchored                            78,785
              232      70448   Self Storage                     Self Storage                          41,138
              233      21801   Retail                           Unanchored                            22,675
              234      53212   Office                           Urban                                 43,433
              235      39211   Multifamily                      Garden                                    97
              236      31909   Retail                           Unanchored                            53,799
              237      55811   Retail                           Free Standing                         30,750
              238      29229   Office                           Suburban                              55,810
              239      33912   Self Storage                     Self Storage                          45,447
              240      48876   Manufactured Housing Community   Manufactured Housing Community           280
              242      30188   Multifamily                      Garden                                    60
              243      85009   Retail                           Unanchored                            23,798
              245      97113   Self Storage                     Self Storage                          45,725
              246      73139   Multifamily                      Garden                                   112
              248      27344   Multifamily                      Garden                                    72
              249      89117   Office                           Suburban                              15,645
              251      36203   Office                           Suburban                              23,197
              252      31201   Industrial                       Warehouse                             44,771
              253      43701   Retail                           Free Standing                         10,195
              254      33625   Retail                           Shadow Anchored                       12,000
              255      46074   Retail                           Free Standing                         14,820
              256      49456   Mixed Use                        Warehouse/Office                      93,792
              257      53151   Industrial                       Flex Industrial                       69,200
              258      31322   Office                           Suburban                              19,970
              260      94043   Retail                           Unanchored                             8,310
              261      14048   Retail                           Free Standing                         10,125
              262      38652   Retail                           Shadow Anchored                       45,400
              263      25303   Office                           Urban                                 49,469
              264      16335   Retail                           Free Standing                         10,125
              265      26505   Multifamily                      Garden                                    42
              270      77379   Retail                           Unanchored                            13,145
              271      78006   Self Storage                     Self Storage                          34,100

              274      92103   Multifamily                      Garden                                    19
              275      92103   Multifamily                      Garden                                    10
              276      98387   Self Storage                     Self Storage                          52,483
              277      38018   Retail                           Shadow Anchored                       19,435
              278      44146   Office                           Suburban                              23,892
              280      75751   Retail                           Unanchored                            20,240
              281      76549   Self Storage                     Self Storage                          44,100
              282      78130   Self Storage                     Self Storage                          63,555
              283      06470   Self Storage                     Self Storage                          35,420
              284      85212   Retail                           Unanchored                             8,400
              285      33905   Manufactured Housing Community   Manufactured Housing Community           104
              288      25302   Self Storage                     Self Storage                          53,915
              289      30338   Office                           Suburban                              20,924
              290      97023   Self Storage                     Self Storage                          48,947
              292      14072   Multifamily                      Garden                                    62
              294      53562   Multifamily                      Garden                                    42
              296      77802   Retail                           Shadow Anchored                       10,141
              297      38344   Retail                           Shadow Anchored                       16,290
              298      23321   Office                           Suburban                              20,041
              299      43213   Retail                           Unanchored                            10,000
              300      92392   Retail                           Anchored                               5,939
              302      92503   Self Storage                     Self Storage                          59,294
              303      30401   Retail                           Shadow Anchored                       41,402
              304      68008   Manufactured Housing Community   Manufactured Housing Community           116
              305      38018   Retail                           Unanchored                            11,057
              308      85210   Retail                           Unanchored                             4,549

              309      38305   Self Storage                     Self Storage                          20,975
              310      37040   Self Storage                     Self Storage                          17,150
              311      43560   Multifamily                      Garden                                    38
              312      77573   Retail                           Unanchored                             7,966
              313      78247   Retail                           Unanchored                            24,380
              314      29072   Self Storage                     Self Storage                          36,162
              315      76667   Retail                           Shadow Anchored                       10,080
              316      43085   Manufactured Housing Community   Manufactured Housing Community            77
              317      23452   Retail                           Unanchored                             5,150
              318      97754   Self Storage                     Self Storage                          43,619

Mortgage Loan No.   Year Built                 Year Renovated   Percent Leased(6)    Percent Leased as of Date(6)   Security Type(7)
-----------------   ------------------------   --------------   -----------------    ----------------------------   ----------------

                1                       1979   NAP                          100.0%   11/06/2006                     Fee
                2   1982-1986                  NAP                           89.1%   11/06/2006                     Fee
                3                       1996   NAP                          100.0%   11/06/2006                     Fee
                4   1989/1994                  NAP                          100.0%   11/06/2006                     Fee
                5   1987-1988                  NAP                           71.2%   11/06/2006                     Fee
                6                       1979   NAP                           98.4%   11/06/2006                     Fee
                7   1977-1997                  NAP                          100.0%   11/06/2006                     Fee
                8                       1983   NAP                           75.5%   11/06/2006                     Fee

                9                       1984   NAP                           96.7%   11/06/2006                     Fee
               10                       1977   NAP                          100.0%   11/06/2006                     Fee
               11                       1980   NAP                          100.0%   11/06/2006                     Fee

               12                       1978   NAP                          100.0%   11/06/2006                     Fee
               13                       1997   NAP                          100.0%   11/06/2006                     Fee
               14                       1991   NAP                          100.0%   11/06/2006                     Fee
               15                       1988   NAP                          100.0%   11/06/2006                     Fee
               16                       1992   NAP                          100.0%   11/06/2006                     Fee
               17                       1993   NAP                           70.5%   11/06/2006                     Fee
               18                       1993   NAP                          100.0%   11/06/2006                     Fee
               19                       1989   NAP                          100.0%   11/06/2006                     Fee
               20                       1977   NAP                           69.1%   11/06/2006                     Fee
               21                       1985   NAP                          100.0%   11/06/2006                     Fee
               22                       1991   NAP                          100.0%   11/06/2006                     Fee
               23                       1981   NAP                           68.7%   11/06/2006                     Fee

               24                       1996   NAP                          100.0%   11/06/2006                     Fee
               30                       1987             1992                97.9%   11/01/2006                     Fee
               32                       2003   NAP                           89.7%   11/01/2006                     Fee

               35                       1954   2002/2005                     92.1%   10/18/2006                     Fee
               38                       1965             2000               100.0%   12/01/2006                     Fee
               40   1986/1987/1989                       2002                93.2%   10/31/2006                     Fee
               41   2000/2003                  NAP                          100.0%   08/15/2006                     Fee
               49   1999-2004                  NAP                           86.9%   10/01/2006                     Fee

               52                       1906             2005                77.6%   03/01/2006                     Fee
               53                       1971             1990               100.0%   03/01/2006                     Fee
               54                       1969             2002               100.0%   03/01/2006                     Fee
               55                       1980   NAP                          100.0%   03/01/2006                     Fee
               56                       1980             1995               100.0%   03/01/2006                     Fee
               57                       1948             2005               100.0%   03/01/2006                     Fee
               61                       2005   NAP                           92.7%   10/25/2006                     Fee
               63                       2000   NAP                           96.2%   05/25/2006                     Fee
               64   1986-2000/2006             NAP                          100.0%   09/05/2006                     Fee
               65                       1974   NAP                           88.3%   07/01/2006                     Fee
               66                       2000   NAP                           99.5%   09/30/2006                     Fee
               68                       1986             1998                89.4%   10/02/2006                     Fee

               69                       1940             2001                85.8%   08/22/2006                     Fee
               76                       1983   NAP                           93.9%   08/01/2006                     Fee
               77   1979/1998                  NAP                          100.0%   11/27/2006                     Fee
               78                       1989   NAP                           97.2%   10/05/2006                     Fee
               79                       1997   NAP                          100.0%   08/31/2006                     Fee
               81   1995/1996                  NAP                           99.0%   09/01/2006                     Fee

               84                       1967   NAP                           94.7%   08/30/2006                     Fee
               85                       1975   NAP                           94.2%   09/07/2006                     Fee
               86                       1971   NAP                           87.3%   09/07/2006                     Fee
               87                       2004   NAP                           90.7%   09/05/2006                     Fee
               89                       1989   NAP                           95.1%   09/01/2006                     Fee

               93                       1978   NAP                          100.0%   10/13/2006                     Fee
               94                       1912   2002/2006                    100.0%   10/13/2006                     Fee
               95                       1990   NAP                          100.0%   09/01/2006                     Fee
               96                       1991   NAP                          100.0%   09/01/2006                     Fee
               97                       1990   NAP                           83.4%   09/01/2006                     Fee
               98                       1959   NAP                          100.0%   10/13/2006                     Fee
               99                       1920   NAP                          100.0%   10/13/2006                     Fee
              102                       1984   NAP                          100.0%   10/01/2006                     Fee
              104                       1972   NAP                           93.2%   08/01/2006                     Fee
              105                       1968   NAP                           95.5%   08/01/2006                     Fee

              106                       1972             2004                96.9%   07/20/2006                     Fee
              107   1971-1974                  NAP                           92.1%   07/20/2006                     Fee
              108                       1985             2003                97.7%   08/01/2006                     Fee
              110                       1987             2005               100.0%   10/13/2006                     Fee
              111                       1983   1991/2004                    100.0%   10/12/2006                     Fee
              113                       1995   NAP                           86.0%   08/15/2006                     Fee
              114                       1920   2003-2006                    100.0%   10/17/2006                     Fee
              116                       1968   NAP                           97.5%   08/01/2006                     Fee
              120                       1986   NAP                          100.0%   10/01/2006                     Fee
              121   1996-1997                  NAP                           96.1%   09/01/2006                     Fee
              126   1930's                               1983               100.0%   10/24/2006                     Fee
              127                       1990   NAP                           61.9%   06/30/2006                     Fee
              129                       1910             2002               100.0%   10/03/2006                     Fee
              134                       2000             2003               100.0%   12/01/2006                     Fee
              135                       1996   NAP                          100.0%   05/01/2006                     Fee
              137                       2006   NAP                           80.8%   04/14/2006                     Fee
              139                       1968   NAP                           96.3%   08/31/2006                     Fee
              140                       2005   NAP                          100.0%   11/01/2006                     Fee
              143                       1999   NAP                           96.2%   08/01/2006                     Fee
              145                       2004   NAP                           84.2%   08/23/2006                     Fee
              146                       1988   NAP                          100.0%   09/06/2006                     Fee
              148                       1960             1987                97.1%   10/11/2006                     Fee
              149                       2000   NAP                           89.2%   08/23/2006                     Fee
              150                       1972   NAP                           97.4%   10/16/2006                     Fee
              151                       1989   NAP                           97.5%   09/05/2006                     Leasehold
              153                       1920             1984                79.6%   09/19/2006                     Fee
              158                       1972             2005               100.0%   10/05/2006                     Fee
              160                       1986   NAP                           96.0%   10/16/2006                     Fee
              161                       2003   NAP                          100.0%   12/01/2006                     Fee
              162                       1975             2002                94.0%   07/01/2006                     Fee
              165                       1993   NAP                           95.0%   08/31/2006                     Fee
              171                       1996   NAP                          100.0%   10/13/2006                     Fee
              176                       1975             1990                98.9%   07/24/2006                     Fee

              179   1940/1994                  NAP                           80.0%   09/21/2006                     Fee
              180                       1992   NAP                           93.9%   09/21/2006                     Fee
              181                       1995   NAP                           81.8%   07/13/2006                     Fee
              184   1984/1985/1991             NAP                           94.6%   10/01/2006                     Fee
              188                       1998   NAP                           91.0%   10/10/2006                     Fee
              190                       1989   NAP                          100.0%   09/06/2006                     Leasehold
              195                       1970   NAP                           96.0%   08/23/2006                     Fee
              196                       1972   NAP                          100.0%   08/31/2006                     Fee
              200                       1988   NAP                          100.0%   10/04/2006                     Fee
              201                       1966   NAP                           88.2%   10/28/2006                     Fee
              204   1986-1994                  NAP                           84.3%   09/07/2006                     Fee
              205                       2006   NAP                          100.0%   09/19/2006                     Fee
              208                       2001   NAP                           87.5%   10/31/2006                     Fee

              210                       1983   NAP                           96.9%   08/31/2006                     Fee
              211                       1970   NAP                          100.0%   08/31/2006                     Fee
              212                       1980   NAP                           94.5%   08/31/2006                     Fee
              213                       1970   NAP                          100.0%   08/31/2006                     Fee
              215                       1991   NAP                           95.2%   08/02/2006                     Fee
              219                       1924             1984                94.6%   09/19/2006                     Fee

              222                       1986   NAP                          100.0%   08/31/2006                     Fee
              223                       1986   NAP                           90.5%   08/28/2006                     Fee
              224                       1976             2005               100.0%   08/31/2006                     Fee
              226                       1947   1981/1996/2004                97.8%   08/15/2006                     Fee
              227                       1960   1975/1984/1990                93.9%   09/01/2006                     Fee
              229                       2006   NAP                          100.0%   10/18/2006                     Fee
              230                       1996   NAP                           83.8%   06/30/2006                     Fee
              231   1986/1987/1999             NAP                           97.6%   04/27/2006                     Fee
              232                       1998   NAP                          100.0%   07/17/2006                     Fee
              233   1994/2005                  NAP                          100.0%   11/09/2006                     Fee
              234                       1960             2004                94.2%   09/01/2006                     Fee
              235                       1972   NAP                           94.8%   08/11/2006                     Fee
              236   1964/1970                            2005                93.2%   06/20/2006                     Fee
              237                       1993             2006               100.0%   09/30/2006                     Fee
              238                       2005   NAP                          100.0%   09/01/2006                     Fee
              239   1976/1977/1978/1987/1990   NAP                           88.9%   08/02/2006                     Fee
              240                       1985   1992/1996                     64.6%   10/06/2006                     Fee
              242                       1986             2006                96.7%   08/25/2006                     Fee
              243                       2005   NAP                          100.0%   07/12/2006                     Fee
              245                       1988   NAP                           95.0%   10/03/2006                     Fee
              246                       1972   NAP                           92.0%   07/08/2006                     Fee
              248                       1978   NAP                           98.6%   10/24/2006                     Fee
              249                       2003   NAP                          100.0%   09/14/2006                     Fee
              251   1950/1997/2005             NAP                          100.0%   09/21/2006                     Fee
              252                       2006   NAP                          100.0%   10/23/2006                     Fee
              253                       1999   NAP                          100.0%   12/01/2006                     Fee
              254                       2004   NAP                          100.0%   09/28/2006                     Fee
              255                       2006   NAP                          100.0%   05/01/2006                     Fee
              256                       1974             1988               100.0%   12/01/2006                     Fee
              257                       1978   NAP                          100.0%   10/12/2006                     Fee
              258   2003/2004                  NAP                          100.0%   12/01/2006                     Fee
              260                       1988   NAP                          100.0%   10/19/2006                     Fee
              261                       1999   NAP                          100.0%   12/01/2006                     Fee
              262                       1995   NAP                          100.0%   09/27/2006                     Fee
              263                       1963   1993/2002                    100.0%   08/24/2006                     Fee
              264                       1999   NAP                          100.0%   12/01/2006                     Fee
              265   2004/2006                  NAP                          100.0%   09/01/2006                     Fee
              270                       2005   NAP                          100.0%   10/17/2006                     Fee
              271                       2000   NAP                           81.1%   08/30/2006                     Fee

              274   1960's                     NAP                          100.0%   09/01/2006                     Fee
              275   1960's                     NAP                          100.0%   09/01/2006                     Fee
              276                       2002   NAP                           98.5%   10/03/2006                     Fee
              277                       2004   NAP                          100.0%   08/21/2006                     Fee
              278                       2000   NAP                           90.4%   06/26/2006                     Fee
              280   2003/2004                  NAP                           88.1%   09/11/2006                     Fee
              281                       2004   NAP                          100.0%   09/21/2006                     Fee
              282                       2004   NAP                           66.8%   07/01/2006                     Fee
              283                       2001   NAP                           77.6%   09/06/2006                     Fee
              284                       2005   NAP                          100.0%   09/12/2006                     Fee
              285                       1968   NAP                           67.4%   09/12/2006                     Fee
              288                       1999   NAP                           89.5%   09/21/2006                     Fee
              289                       1972   NAP                          100.0%   08/16/2006                     Fee
              290                       2001   NAP                           96.7%   07/30/2006                     Fee
              292   1965/1972                  NAP                           95.2%   09/30/2006                     Fee
              294                       1965   NAP                           88.0%   01/18/2006                     Fee
              296                       1996   NAP                          100.0%   10/12/2006                     Fee
              297                       2003   NAP                          100.0%   06/26/2006                     Fee
              298   1983/1988                            1998                98.3%   10/06/2006                     Fee
              299                       2003   NAP                          100.0%   12/01/2006                     Fee
              300                       2005   NAP                          100.0%   09/05/2006                     Fee
              302                       1984   NAP                           94.6%   08/28/2006                     Fee
              303                       1988             2006               100.0%   08/23/2006                     Fee
              304                       1973   NAP                           99.1%   08/31/2006                     Fee
              305                       2004   NAP                          100.0%   09/01/2006                     Fee
              308                       2005   NAP                          100.0%   07/27/2006                     Fee

              309                       1986   NAP                           97.1%   08/23/2006                     Fee
              310                       2004   NAP                           88.2%   08/23/2006                     Fee
              311                       1971             2004                94.7%   07/01/2006                     Fee
              312                       2001   NAP                          100.0%   09/18/2006                     Fee
              313                       1987             1999               100.0%   09/15/2006                     Fee
              314                       2000   NAP                           91.4%   08/31/2006                     Fee
              315                       2005   NAP                           85.9%   09/11/2006                     Fee
              316                       1954   NAP                           98.7%   10/04/2006                     Fee
              317                       1960             1999               100.0%   08/25/2006                     Fee
              318                       2001   NAP                           98.1%   10/03/2006                     Fee

Mortgage Loan No.   Lien Position   Related Borrower List                       Cut-Off Date Balance per Unit or SF
-----------------   -------------   -----------------------------------------   -----------------------------------

                1   First                                                                                       $52
                2   First                                                                                       $52
                3   First                                                                                       $52
                4   First                                                                                       $52
                5   First                                                                                       $52
                6   First                                                                                       $52
                7   First                                                                                       $52
                8   First                                                                                       $52

                9   First                                                                                       $52
               10   First                                                                                       $52
               11   First                                                                                       $52

               12   First                                                                                       $52
               13   First                                                                                       $52
               14   First                                                                                       $52
               15   First                                                                                       $52
               16   First                                                                                       $52
               17   First                                                                                       $52
               18   First                                                                                       $52
               19   First                                                                                       $52
               20   First                                                                                       $52
               21   First                                                                                       $52
               22   First                                                                                       $52
               23   First                                                                                       $52

               24   First                                                                                       $52
               30   First                                                                                      $186
               32   First           32, 68                                                                     $236

               35   First                                                                                       $95
               38   First                                                                                      $131
               40   First                                                                                       $90
               41   First                                                                                      $141
               49   First                                                                                   $63,352

               52   First                                                                                      $123
               53   First                                                                                      $123
               54   First                                                                                      $123
               55   First                                                                                      $123
               56   First                                                                                      $123
               57   First                                                                                      $123
               61   First                                                                                   $70,833
               63   First                                                                                   $77,404
               64   First                                                                                      $144
               65   First                                                                                   $24,026
               66   First                                                                                      $209
               68   First           32, 68                                                                      $75

               69   First                                                                                       $50
               76   First           76, 104                                                                 $30,460
               77   First                                                                                       $81
               78   First                                                                                      $191
               79   First                                                                                      $135
               81   First                                                                                   $59,459

               84   First           84, 85, 86, 246                                                         $35,690
               85   First           84, 85, 86, 246                                                         $35,690
               86   First           84, 85, 86, 246                                                         $35,690
               87   First                                                                                      $321
               89   First                                                                                       $99

               93   First           93, 94, 95, 96, 97, 98, 99, 271, 274, 275                              $117,284
               94   First           93, 94, 95, 96, 97, 98, 99, 271, 274, 275                              $117,284
               95   First           93, 94, 95, 96, 97, 98, 99, 271, 274, 275                              $117,284
               96   First           93, 94, 95, 96, 97, 98, 99, 271, 274, 275                              $117,284
               97   First           93, 94, 95, 96, 97, 98, 99, 271, 274, 275                              $117,284
               98   First           93, 94, 95, 96, 97, 98, 99, 271, 274, 275                              $117,284
               99   First           93, 94, 95, 96, 97, 98, 99, 271, 274, 275                              $117,284
              102   First                                                                                      $227
              104   First           76, 104                                                                 $38,101
              105   First           105, 108, 116                                                           $45,380

              106   First                                                                                   $25,143
              107   First                                                                                   $25,143
              108   First           105, 108, 116                                                           $34,864
              110   First           110, 111                                                                   $142
              111   First           110, 111                                                                   $142
              113   First                                                                                      $198
              114   First                                                                                   $82,828
              116   First           105, 108, 116                                                           $47,576
              120   First                                                                                      $128
              121   First                                                                                      $130
              126   First                                                                                       $86
              127   First           127, 230                                                                $56,414
              129   First                                                                                  $237,733
              134   First                                                                                       $22
              135   First                                                                                       $87
              137   First                                                                                      $237
              139   First           139, 222, 223, 224                                                      $60,185
              140   First                                                                                      $158
              143   First                                                                                      $189
              145   First                                                                                      $153
              146   First           146, 190                                                                    $88
              148   First                                                                                       $53
              149   First                                                                                       $64
              150   First           150, 160                                                                $38,684
              151   First           151, 200                                                                    $85
              153   First           153, 219                                                                   $104
              158   First                                                                                   $63,636
              160   First           150, 160                                                                $31,676
              161   First                                                                                       $37
              162   First                                                                                   $55,000
              165   First                                                                                      $177
              171   First                                                                                       $80
              176   First                                                                                   $18,304

              179   First                                                                                       $34
              180   First                                                                                       $34
              181   First                                                                                      $158
              184   First                                                                                      $128
              188   First                                                                                       $50
              190   First           146, 190                                                                    $94
              195   First                                                                                   $46,154
              196   First           196, 210, 211, 212, 213                                                 $31,787
              200   First           151, 200                                                                   $221
              201   First                                                                                      $113
              204   First                                                                                       $69
              205   First                                                                                      $152
              208   First                                                                                   $51,351

              210   First           196, 210, 211, 212, 213                                                 $39,960
              211   First           196, 210, 211, 212, 213                                                 $39,960
              212   First           196, 210, 211, 212, 213                                                 $39,960
              213   First           196, 210, 211, 212, 213                                                 $39,960
              215   First                                                                                   $35,774
              219   First           153, 219                                                                    $65

              222   First           139, 222, 223, 224                                                          $55
              223   First           139, 222, 223, 224                                                          $55
              224   First           139, 222, 223, 224                                                          $55
              226   First                                                                                   $25,896
              227   First                                                                                      $159
              229   First                                                                                      $219
              230   First           127, 230                                                                $43,578
              231   First                                                                                       $42
              232   First                                                                                       $79
              233   First                                                                                      $141
              234   First                                                                                       $74
              235   First                                                                                   $32,931
              236   First                                                                                       $58
              237   First                                                                                      $101
              238   First                                                                                       $55
              239   First                                                                                       $67
              240   First                                                                                   $10,714
              242   First                                                                                   $49,875
              243   First                                                                                      $122
              245   First           245, 276, 290, 318                                                          $62
              246   First           84, 85, 86, 246                                                         $25,357
              248   First                                                                                   $38,889
              249   First                                                                                      $179
              251   First                                                                                      $119
              252   First                                                                                       $60
              253   First           253, 261, 264                                                              $260
              254   First                                                                                      $218
              255   First                                                                                      $176
              256   First                                                                                       $28
              257   First                                                                                       $37
              258   First                                                                                      $128
              260   First                                                                                      $301
              261   First           253, 261, 264                                                              $246
              262   First                                                                                       $55
              263   First           263, 288                                                                    $50
              264   First           253, 261, 264                                                              $241
              265   First                                                                                   $58,066
              270   First                                                                                      $181
              271   First           93, 94, 95, 96, 97, 98, 99, 271, 274, 275                                   $69

              274   First           93, 94, 95, 96, 97, 98, 99, 271, 274, 275                               $79,655
              275   First           93, 94, 95, 96, 97, 98, 99, 271, 274, 275                               $79,655
              276   First           245, 276, 290, 318                                                          $44
              277   First                                                                                      $114
              278   First                                                                                       $91
              280   First                                                                                      $104
              281   First                                                                                       $47
              282   First                                                                                       $33
              283   First                                                                                       $57
              284   First                                                                                      $238
              285   First                                                                                   $19,212
              288   First           263, 288                                                                    $35
              289   First                                                                                       $91
              290   First           245, 276, 290, 318                                                          $39
              292   First                                                                                   $29,355
              294   First                                                                                   $40,714
              296   First                                                                                      $162
              297   First                                                                                       $96
              298   First                                                                                       $77
              299   First                                                                                      $153
              300   First                                                                                      $253
              302   First                                                                                       $25
              303   First                                                                                       $36
              304   First                                                                                   $12,918
              305   First                                                                                      $133
              308   First                                                                                      $299

              309   First                                                                                       $34
              310   First                                                                                       $34
              311   First                                                                                   $32,863
              312   First                                                                                      $155
              313   First                                                                                       $50
              314   First                                                                                       $31
              315   First                                                                                      $112
              316   First                                                                                   $13,299
              317   First                                                                                      $196
              318   First           245, 276, 290, 318                                                          $22

Mortgage Loan No.  Note Date(8)  First Payment Date (P&I)(9)  First Payment Date (IO)(9)  Maturity Date  Due Date  Grace Period(10)
-----------------  ------------  ---------------------------  --------------------------  -------------  --------  ----------------
                   11/17/2006    NAP                          01/01/2007                  12/01/2016
                1  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
                2  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
                3  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
                4  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
                5  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
                6  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
                7  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
                8  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0

                9  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               10  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               11  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0

               12  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               13  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               14  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               15  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               16  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               17  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               18  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               19  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               20  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               21  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               22  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               23  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0

               24  11/17/2006    NAP                          01/01/2007                  12/01/2016            1                 0
               30  10/24/2006    12/01/2011                   12/01/2006                  11/01/2016            1                 5
               32  04/28/2006    06/01/2011                   06/01/2006                  05/01/2016            1                 7

               35  10/18/2006    NAP                          12/01/2006                  11/01/2016            1                 5
               38  05/09/2006    NAP                          07/01/2006                  06/01/2013            1                 5
               40  11/01/2006    12/01/2011                   12/01/2006                  11/01/2016            1                 5
               41  10/27/2006    12/01/2011                   12/01/2006                  11/01/2016            1                 5
               49  11/20/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
                   05/26/2006    07/01/2006                   NAP                         06/01/2016
               52  05/26/2006    07/01/2006                   NAP                         06/01/2016            1                 5
               53  05/26/2006    07/01/2006                   NAP                         06/01/2016            1                 5
               54  05/26/2006    07/01/2006                   NAP                         06/01/2016            1                 5
               55  05/26/2006    07/01/2006                   NAP                         06/01/2016            1                 5
               56  05/26/2006    07/01/2006                   NAP                         06/01/2016            1                 5
               57  05/26/2006    07/01/2006                   NAP                         06/01/2016            1                 5
               61  08/31/2006    10/01/2009                   10/01/2006                  09/01/2016            1                 5
               63  09/01/2006    10/01/2009                   10/01/2006                  09/01/2016            1                 5
               64  11/21/2006    NAP                          01/01/2007                  12/01/2016            1                 5
               65  08/29/2006    10/01/2011                   10/01/2006                  09/01/2016            1                 5
               66  11/20/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 7
               68  10/27/2006    12/01/2011                   12/01/2006                  11/01/2016            1                 5

               69  10/05/2006    12/01/2006                   NAP                         11/01/2016            1                 5
               76  09/28/2006    11/01/2006                   NAP                         10/01/2016            1                10
               77  11/28/2006    01/01/2012                   01/01/2007                  12/01/2016            1                 5
               78  11/09/2006    01/01/2012                   01/01/2007                  12/01/2016            1                 5
               79  10/19/2006    12/01/2009                   12/01/2006                  11/01/2016            1                 6
               81  11/21/2006    01/01/2007                   NAP                         12/01/2016            1                 5
                   09/28/2006    11/01/2011                   11/01/2006                  10/01/2016
               84  09/28/2006    11/01/2011                   11/01/2006                  10/01/2016            1                10
               85  09/28/2006    11/01/2011                   11/01/2006                  10/01/2016            1                10
               86  09/28/2006    11/01/2011                   11/01/2006                  10/01/2016            1                10
               87  09/29/2006    11/01/2006                   NAP                         10/01/2016            1                 5
               89  10/05/2006    12/01/2006                   NAP                         11/01/2013            1                 5
                   11/28/2006    01/01/2010                   01/01/2007                  12/01/2016
               93  11/28/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
               94  11/28/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
               95  11/28/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
               96  11/28/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
               97  11/28/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
               98  11/28/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
               99  11/28/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
              102  11/14/2006    01/01/2012                   01/01/2007                  12/01/2016            1                 5
              104  10/26/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              105  10/31/2006    11/01/2006                   NAP                         10/01/2016            1                10
                   08/16/2006    10/01/2006                   NAP                         09/01/2016
              106  08/16/2006    10/01/2006                   NAP                         09/01/2016            1                 5
              107  08/16/2006    10/01/2006                   NAP                         09/01/2016            1                 5
              108  10/31/2006    11/01/2006                   NAP                         10/01/2016            1                10
              110  11/07/2006    01/01/2009                   01/01/2007                  12/01/2016            1                 5
              111  11/07/2006    01/01/2009                   01/01/2007                  12/01/2016            1                 5
              113  09/22/2006    11/01/2011                   11/01/2006                  10/01/2016            1                 5
              114  11/01/2006    NAP                          12/01/2006                  11/01/2011            1                 5
              116  10/31/2006    11/01/2006                   NAP                         10/01/2016            1                10
              120  10/26/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              121  11/01/2006    12/01/2008                   12/01/2006                  11/01/2016            1                 5
              126  10/31/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              127  08/10/2006    10/01/2006                   NAP                         09/01/2016            1                 5
              129  10/12/2006    12/01/2006                   NAP                         11/01/2011            1                 5
              134  08/10/2006    10/01/2006                   NAP                         09/01/2016            1                10
              135  10/31/2006    12/01/2008                   12/01/2006                  11/01/2016            1                 5
              137  09/18/2006    11/01/2011                   11/01/2006                  10/01/2016            1                 5
              139  11/08/2006    01/01/2007                   NAP                         12/01/2011            1                 5
              140  11/16/2006    NAP                          01/01/2007                  12/01/2016            1                 5
              143  11/06/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              145  08/29/2006    10/01/2011                   10/01/2006                  09/01/2016            1                15
              146  11/17/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 7
              148  10/24/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              149  10/10/2006    12/01/2009                   12/01/2006                  11/01/2016            1                 5
              150  11/07/2006    NAP                          01/01/2007                  12/01/2011            1                 5
              151  11/02/2006    01/01/2012                   01/01/2007                  12/01/2016            1                 5
              153  10/19/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              158  11/07/2006    01/01/2007                   NAP                         12/01/2011            1                 5
              160  11/07/2006    NAP                          01/01/2007                  12/01/2011            1                 5
              161  10/06/2006    NAP                          12/01/2006                  11/01/2016            1                 5
              162  07/14/2006    09/01/2009                   09/01/2006                  08/01/2016            1                 5
              165  10/30/2006    12/01/2011                   12/01/2006                  11/01/2016            1                 5
              171  10/18/2006    11/01/2008                   12/01/2006                  11/01/2016            1                10
              176  10/10/2006    12/01/2006                   NAP                         11/01/2016            1                 5
                   10/30/2006    12/01/2006                   NAP                         11/01/2016
              179  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              180  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              181  11/09/2006    01/01/2012                   01/01/2007                  12/01/2016            1                 5
              184  11/07/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              188  11/14/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              190  11/17/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 7
              195  09/01/2006    10/01/2009                   10/01/2006                  09/01/2016            1                 5
              196  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              200  10/18/2006    12/01/2011                   12/01/2006                  11/01/2016            1                 5
              201  11/20/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              204  10/13/2006    12/01/2006                   NAP                         11/01/2011            1                 5
              205  10/11/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              208  11/10/2006    01/01/2007                   NAP                         12/01/2016            1                10
                   10/30/2006    12/01/2006                   NAP                         11/01/2016
              210  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              211  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              212  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              213  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              215  10/20/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              219  10/19/2006    12/01/2006                   NAP                         11/01/2016            1                 5
                   11/08/2006    01/01/2007                   NAP                         12/01/2016
              222  11/08/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              223  11/08/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              224  11/08/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              226  10/19/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              227  11/14/2006    01/01/2012                   01/01/2007                  12/01/2016            1                 5
              229  10/25/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              230  08/10/2006    10/01/2006                   NAP                         09/01/2016            1                 5
              231  09/08/2006    11/01/2006                   NAP                         10/01/2016            1                 5
              232  10/03/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              233  11/15/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              234  09/19/2006    11/01/2006                   NAP                         10/01/2016            1                 5
              235  09/08/2006    11/01/2006                   NAP                         10/01/2016            1                 5
              236  10/24/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              237  11/22/2006    01/01/2007                   01/01/2016                  12/01/2016            1                 5
              238  10/31/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              239  09/28/2006    11/01/2006                   NAP                         10/01/2016            1                 5
              240  10/16/2006    NAP                          12/01/2006                  11/01/2016            1                 5
              242  08/30/2006    10/01/2006                   NAP                         09/01/2016            1                 5
              243  09/26/2006    11/01/2006                   NAP                         10/01/2016            1                 5
              245  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              246  08/02/2006    10/01/2011                   10/01/2006                  09/01/2016            1                 7
              248  11/08/2006    01/01/2009                   01/01/2007                  12/01/2016            1                15
              249  09/29/2006    11/01/2006                   NAP                         10/01/2016            1                 5
              251  11/10/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              252  10/26/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              253  11/16/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              254  10/19/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              255  09/27/2006    NAP                          11/01/2006                  10/01/2016            1                 5
              256  11/03/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
              257  11/14/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
              258  06/30/2006    08/01/2006                   NAP                         07/01/2016            1                 5
              260  10/25/2006    12/01/2009                   12/01/2006                  11/01/2016            1                 5
              261  11/16/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              262  09/27/2006    11/01/2006                   NAP                         10/01/2016            1                 5
              263  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              264  11/16/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              265  09/22/2006    11/01/2006                   NAP                         10/01/2016            1                 5
              270  10/17/2006    12/01/2006                   NAP                         11/01/2016            1                10
              271  10/16/2006    12/01/2008                   12/01/2006                  11/01/2016            1                10
                   11/28/2006    01/01/2010                   01/01/2007                  12/01/2016
              274  11/28/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
              275  11/28/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
              276  10/31/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              277  10/06/2006    12/01/2007                   12/01/2006                  11/01/2016            1                 5
              278  11/02/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              280  10/12/2006    12/01/2006                   NAP                         11/01/2016            1                10
              281  10/16/2006    12/01/2006                   NAP                         11/01/2016            1                10
              282  07/21/2006    09/01/2006                   NAP                         08/01/2016            1                10
              283  10/23/2006    12/01/2008                   12/01/2006                  11/01/2016            1                 5
              284  10/04/2006    12/01/2008                   12/01/2006                  11/01/2016            1                 5
              285  10/31/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              288  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              289  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              290  10/31/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              292  11/22/2006    01/01/2007                   NAP                         12/01/2016            1                 5
              294  03/13/2006    05/01/2008                   05/01/2006                  04/01/2016            1                 5
              296  11/01/2006    12/01/2006                   NAP                         11/01/2016            1                10
              297  09/21/2006    11/01/2006                   NAP                         10/01/2016            1                 5
              298  10/25/2006    12/01/2006                   NAP                         11/01/2016            1                 7
              299  08/01/2006    09/01/2006                   NAP                         08/01/2016            1                 5
              300  11/14/2006    01/01/2010                   01/01/2007                  12/01/2016            1                 5
              302  10/24/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              303  10/27/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              304  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              305  09/25/2006    11/01/2006                   NAP                         10/01/2016            1                 5
              308  10/16/2006    12/01/2006                   NAP                         11/01/2016            1                 5
                   09/28/2006    11/01/2007                   11/01/2006                  10/01/2016
              309  09/28/2006    11/01/2007                   11/01/2006                  10/01/2016            1                 5
              310  09/28/2006    11/01/2007                   11/01/2006                  10/01/2016            1                 5
              311  10/30/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              312  09/18/2006    11/01/2006                   NAP                         10/01/2016            1                10
              313  10/05/2006    12/01/2006                   NAP                         11/01/2016            1                10
              314  10/06/2006    12/01/2006                   NAP                         11/01/2011            1                 5
              315  11/22/2006    01/01/2007                   NAP                         12/01/2016            1                10
              316  10/31/2006    12/01/2006                   NAP                         11/01/2016            1                 5
              317  11/13/2006    01/01/2007                   NAP                         12/01/2016            1                 7
              318  11/08/2006    01/01/2007                   NAP                         12/01/2016            1                 5

Mortgage Loan No.  ARD Loan  Lockbox Status  Lockbox Type  Original Term to Maturity  Remaining Term to Maturity
-----------------  --------  --------------  ------------  -------------------------  --------------------------
                                                                                 120                         120
                1  No        In Place        Hard                                120                         120
                2  No        In Place        Hard                                120                         120
                3  No        In Place        Hard                                120                         120
                4  No        In Place        Hard                                120                         120
                5  No        In Place        Hard                                120                         120
                6  No        In Place        Hard                                120                         120
                7  No        In Place        Hard                                120                         120
                8  No        In Place        Hard                                120                         120

                9  No        In Place        Hard                                120                         120
               10  No        In Place        Hard                                120                         120
               11  No        In Place        Hard                                120                         120

               12  No        In Place        Hard                                120                         120
               13  No        In Place        Hard                                120                         120
               14  No        In Place        Hard                                120                         120
               15  No        In Place        Hard                                120                         120
               16  No        In Place        Hard                                120                         120
               17  No        In Place        Hard                                120                         120
               18  No        In Place        Hard                                120                         120
               19  No        In Place        Hard                                120                         120
               20  No        In Place        Hard                                120                         120
               21  No        In Place        Hard                                120                         120
               22  No        In Place        Hard                                120                         120
               23  No        In Place        Hard                                120                         120

               24  No        In Place        Hard                                120                         120
               30  No        In Place        Hard                                120                         119
               32  No        In Place        Hard                                120                         113

               35  No        In Place        Hard                                120                         119
               38  Yes       Springing       Hard                                 84                          78
               40  No        In Place        Hard                                120                         119
               41  No        In Place        Hard                                120                         119
               49  No        None            NAP                                 120                         120
                                                                                 120                         114
               52  No        In Place        Hard                                120                         114
               53  No        In Place        Hard                                120                         114
               54  No        In Place        Hard                                120                         114
               55  No        In Place        Hard                                120                         114
               56  No        In Place        Hard                                120                         114
               57  No        In Place        Hard                                120                         114
               61  No        None            NAP                                 120                         117
               63  No        None            NAP                                 120                         117
               64  No        None            NAP                                 120                         120
               65  No        None            NAP                                 120                         117
               66  No        None            NAP                                 120                         120
               68  No        None            NAP                                 120                         119

               69  No        None            NAP                                 120                         119
               76  No        None            NAP                                 120                         118
               77  No        Springing       Soft                                120                         120
               78  No        None            NAP                                 120                         120
               79  No        None            NAP                                 120                         119
               81  No        None            NAP                                 120                         120
                                                                                 120                         118
               84  No        None            NAP                                 120                         118
               85  No        None            NAP                                 120                         118
               86  No        None            NAP                                 120                         118
               87  No        None            NAP                                 120                         118
               89  No        None            NAP                                  84                          83
                                                                                 120                         120
               93  No        None            NAP                                 120                         120
               94  No        None            NAP                                 120                         120
               95  No        None            NAP                                 120                         120
               96  No        None            NAP                                 120                         120
               97  No        None            NAP                                 120                         120
               98  No        None            NAP                                 120                         120
               99  No        None            NAP                                 120                         120
              102  No        None            NAP                                 120                         120
              104  No        None            NAP                                 120                         119
              105  No        None            NAP                                 120                         118
                                                                                 120                         117
              106  No        None            NAP                                 120                         117
              107  No        None            NAP                                 120                         117
              108  No        None            NAP                                 120                         118
              110  No        None            NAP                                 120                         120
              111  No        None            NAP                                 120                         120
              113  No        None            NAP                                 120                         118
              114  No        None            NAP                                  60                          59
              116  No        None            NAP                                 120                         118
              120  No        None            NAP                                 120                         119
              121  No        None            NAP                                 120                         119
              126  No        None            NAP                                 120                         119
              127  No        None            NAP                                 120                         117
              129  No        None            NAP                                  60                          59
              134  No        None            NAP                                 120                         117
              135  No        None            NAP                                 120                         119
              137  No        None            NAP                                 120                         118
              139  No        None            NAP                                  60                          60
              140  No        None            NAP                                 120                         120
              143  No        None            NAP                                 120                         120
              145  No        None            NAP                                 120                         117
              146  No        Springing       Hard                                120                         120
              148  No        None            NAP                                 120                         119
              149  No        None            NAP                                 120                         119
              150  No        None            NAP                                  60                          60
              151  No        None            NAP                                 120                         120
              153  No        None            NAP                                 120                         119
              158  No        None            NAP                                  60                          60
              160  No        None            NAP                                  60                          60
              161  Yes       Springing       Hard                                120                         119
              162  No        None            NAP                                 120                         116
              165  No        None            NAP                                 120                         119
              171  No        None            NAP                                 120                         119
              176  No        None            NAP                                 120                         119
                                                                                 120                         119
              179  No        None            NAP                                 120                         119
              180  No        None            NAP                                 120                         119
              181  No        None            NAP                                 120                         120
              184  No        None            NAP                                 120                         120
              188  No        None            NAP                                 120                         120
              190  No        None            NAP                                 120                         120
              195  No        None            NAP                                 120                         117
              196  No        None            NAP                                 120                         119
              200  No        None            NAP                                 120                         119
              201  No        None            NAP                                 120                         120
              204  No        None            NAP                                  60                          59
              205  No        None            NAP                                 120                         119
              208  No        None            NAP                                 120                         120
                                                                                 120                         119
              210  No        None            NAP                                 120                         119
              211  No        None            NAP                                 120                         119
              212  No        None            NAP                                 120                         119
              213  No        None            NAP                                 120                         119
              215  No        None            NAP                                 120                         119
              219  No        None            NAP                                 120                         119
                                                                                 120                         120
              222  No        None            NAP                                 120                         120
              223  No        None            NAP                                 120                         120
              224  No        None            NAP                                 120                         120
              226  No        None            NAP                                 120                         119
              227  No        None            NAP                                 120                         120
              229  No        None            NAP                                 120                         119
              230  No        None            NAP                                 120                         117
              231  No        None            NAP                                 120                         118
              232  No        None            NAP                                 120                         119
              233  No        None            NAP                                 120                         120
              234  No        None            NAP                                 120                         118
              235  No        None            NAP                                 120                         118
              236  No        None            NAP                                 120                         119
              237  No        None            NAP                                 120                         120
              238  No        None            NAP                                 120                         119
              239  No        None            NAP                                 120                         118
              240  No        None            NAP                                 120                         119
              242  No        None            NAP                                 120                         117
              243  No        None            NAP                                 120                         118
              245  No        None            NAP                                 120                         119
              246  No        None            NAP                                 120                         117
              248  No        None            NAP                                 120                         120
              249  No        None            NAP                                 120                         118
              251  No        None            NAP                                 120                         120
              252  No        None            NAP                                 120                         119
              253  No        None            NAP                                 120                         120
              254  No        None            NAP                                 120                         119
              255  No        None            NAP                                 120                         118
              256  No        None            NAP                                 120                         120
              257  No        None            NAP                                 120                         120
              258  No        None            NAP                                 120                         115
              260  No        None            NAP                                 120                         119
              261  No        None            NAP                                 120                         120
              262  No        None            NAP                                 120                         118
              263  No        None            NAP                                 120                         119
              264  No        None            NAP                                 120                         120
              265  No        None            NAP                                 120                         118
              270  No        None            NAP                                 120                         119
              271  No        None            NAP                                 120                         119
                                                                                 120                         120
              274  No        None            NAP                                 120                         120
              275  No        None            NAP                                 120                         120
              276  No        None            NAP                                 120                         119
              277  No        None            NAP                                 120                         119
              278  No        None            NAP                                 120                         120
              280  No        None            NAP                                 120                         119
              281  No        None            NAP                                 120                         119
              282  No        None            NAP                                 120                         116
              283  No        None            NAP                                 120                         119
              284  No        None            NAP                                 120                         119
              285  No        None            NAP                                 120                         119
              288  No        None            NAP                                 120                         119
              289  No        None            NAP                                 120                         119
              290  No        None            NAP                                 120                         119
              292  No        None            NAP                                 120                         120
              294  No        None            NAP                                 120                         112
              296  No        None            NAP                                 120                         119
              297  No        None            NAP                                 120                         118
              298  No        None            NAP                                 120                         119
              299  No        In Place        Hard                                120                         116
              300  No        None            NAP                                 120                         120
              302  No        None            NAP                                 120                         119
              303  No        None            NAP                                 120                         119
              304  No        None            NAP                                 120                         119
              305  No        None            NAP                                 120                         118
              308  No        Springing       Hard                                120                         119
                                                                                 120                         118
              309  No        None            NAP                                 120                         118
              310  No        None            NAP                                 120                         118
              311  No        None            NAP                                 120                         119
              312  No        None            NAP                                 120                         118
              313  No        None            NAP                                 120                         119
              314  No        None            NAP                                  60                          59
              315  No        None            NAP                                 120                         120
              316  No        None            NAP                                 120                         119
              317  No        None            NAP                                 120                         120
              318  No        None            NAP                                 120                         120

Mortgage Loan No.  Original Amort. Term (11)  Remaining Amort. Term  Mortgage Rate   Monthly Payment (P&I)  Monthly Payment (IO)
-----------------  -------------------------  ---------------------  -------------   ---------------------  --------------------
                   IO                         IO                             5.452%  NAP                              $1,151,503
                1  IO                         IO                             5.452%  NAP                                $131,732
                2  IO                         IO                             5.452%  NAP                                $125,744
                3  IO                         IO                             5.452%  NAP                                 $88,896
                4  IO                         IO                             5.452%  NAP                                 $87,975
                5  IO                         IO                             5.452%  NAP                                 $65,405
                6  IO                         IO                             5.452%  NAP                                 $65,405
                7  IO                         IO                             5.452%  NAP                                 $61,721
                8  IO                         IO                             5.452%  NAP                                 $56,654

                9  IO                         IO                             5.452%  NAP                                 $53,430
               10  IO                         IO                             5.452%  NAP                                 $49,745
               11  IO                         IO                             5.452%  NAP                                 $47,442

               12  IO                         IO                             5.452%  NAP                                 $42,836
               13  IO                         IO                             5.452%  NAP                                 $40,072
               14  IO                         IO                             5.452%  NAP                                 $33,624
               15  IO                         IO                             5.452%  NAP                                 $27,175
               16  IO                         IO                             5.452%  NAP                                 $26,254
               17  IO                         IO                             5.452%  NAP                                 $24,412
               18  IO                         IO                             5.452%  NAP                                 $23,951
               19  IO                         IO                             5.452%  NAP                                 $22,109
               20  IO                         IO                             5.452%  NAP                                 $20,727
               21  IO                         IO                             5.452%  NAP                                 $15,660
               22  IO                         IO                             5.452%  NAP                                 $14,739
               23  IO                         IO                             5.452%  NAP                                 $14,279

               24  IO                         IO                             5.452%  NAP                                 $11,515
               30                        360                    360          5.960%               $364,159              $307,175
               32                        360                    360          5.610%               $294,136              $242,590

               35  IO                         IO                             5.760%  NAP                                $182,500
               38  IO                         IO                             5.660%  NAP                                $158,834
               40                        360                    360          6.230%               $169,579              $145,280
               41                        360                    360          5.740%               $146,900              $122,214
               49                        360                    360          5.650%               $128,724              $106,454
                                         360                    354          6.236%               $118,535                   NAP
               52                        360                    354          6.236%                $33,151                   NAP
               53                        360                    354          6.236%                $27,323                   NAP
               54                        360                    354          6.236%                $20,720                   NAP
               55                        360                    354          6.236%                $15,027                   NAP
               56                        360                    354          6.236%                $12,751                   NAP
               57                        360                    354          6.236%                 $9,563                   NAP
               61                        360                    360          6.200%               $104,120               $89,053
               63                        360                    360          5.940%                $95,907               $80,802
               64  IO                         IO                             5.810%  NAP                                 $74,615
               65                        360                    360          6.143%                $90,099               $76,816
               66                        360                    360          5.720%                $81,434               $67,660
               68                        360                    360          6.163%                $81,444               $69,516

               69                        360                    359          6.330%                $80,721                   NAP
               76                        360                    358          6.420%                $74,967                   NAP
               77                        360                    360          5.780%                $68,501               $57,138
               78                        360                    360          5.800%                $68,650               $57,335
               79                        360                    360          5.792%                $67,770               $56,571
               81                        240                    240          5.650%                $76,603                   NAP
                                         300                    300          6.120%                $69,076               $54,811
               84                        300                    300          6.120%                $31,280               $24,820
               85                        300                    300          6.120%                $28,152               $22,338
               86                        300                    300          6.120%                 $9,644                $7,653
               87                        360                    358          5.780%                $60,597                   NAP
               89                        420                    419          6.210%                $58,436                   NAP
                                         360                    360          5.740%                $55,379               $46,073
               93                        360                    360          5.740%                $11,512                $9,578
               94                        360                    360          5.740%                $10,908                $9,075
               95                        360                    360          5.740%                 $8,424                $7,009
               96                        360                    360          5.740%                 $7,954                $6,618
               97                        360                    360          5.740%                 $6,444                $5,361
               98                        360                    360          5.740%                 $5,806                $4,831
               99                        360                    360          5.740%                 $4,330                $3,602
              102                        360                    360          5.860%                $53,152               $44,560
              104                        360                    359          6.410%                $56,354                   NAP
              105                        360                    358          6.450%                $56,591                   NAP
                                         360                    357          6.290%                $55,649                   NAP
              106                        360                    357          6.290%                $32,343                   NAP
              107                        360                    357          6.290%                $23,306                   NAP
              108                        360                    358          6.460%                $56,272                   NAP
              110                        360                    360          5.850%                $27,609               $23,132
              111                        360                    360          5.850%                $22,831               $19,128
              113                        360                    360          6.050%                $50,030               $42,427
              114  IO                         IO                             5.570%  NAP                                 $38,590
              116                        360                    358          6.450%                $48,542                   NAP
              120                        360                    359          5.850%                $44,836                   NAP
              121                        360                    360          5.900%                $44,485               $37,387
              126                        300                    299          5.640%                $44,818                   NAP
              127                        300                    297          6.350%                $46,764                   NAP
              129                        360                    359          6.930%                $45,582                   NAP
              134                        360                    357          6.315%                $41,382                   NAP
              135                        360                    360          5.860%                $39,274               $32,925
              137                        360                    360          6.260%                $40,218               $34,512
              139                        360                    360          6.310%                $40,276                   NAP
              140  IO                         IO                             5.790%  NAP                                 $31,798
              143                        360                    360          5.860%                $37,797                   NAP
              145                        360                    360          6.240%                $38,442               $32,951
              146                        360                    360          5.630%                $35,710               $29,492
              148                        360                    359          5.990%                $36,174                   NAP
              149                        360                    360          5.990%                $35,934               $30,366
              150  IO                         IO                             5.828%  NAP                                 $28,954
              151                        360                    360          6.020%                $35,149               $29,755
              153                        360                    359          5.720%                $33,737                   NAP
              158                        360                    360          5.880%                $33,144                   NAP
              160  IO                         IO                             5.800%  NAP                                 $27,320
              161  IO                         IO                             6.080%  NAP                                 $28,639
              162                        360                    360          6.220%                $33,757               $28,904
              165                        360                    360          5.950%                $31,606               $26,644
              171                        360                    360          6.030%                $30,315               $25,678
              176                        360                    359          6.350%                $29,867                   NAP
                                         360                    359          6.000%                $27,729                   NAP
              179                        360                    359          6.000%                $19,336                   NAP
              180                        360                    359          6.000%                 $8,394                   NAP
              181                        360                    360          5.730%                $26,204               $21,786
              184                        360                    360          5.900%                $26,632                   NAP
              188                        360                    360          5.890%                $25,922                   NAP
              190                        360                    360          5.630%                $24,767               $20,454
              195                        360                    360          5.930%                $24,992               $21,043
              196                        360                    359          6.040%                $25,289                   NAP
              200                        360                    360          6.113%                $24,273               $20,660
              201                        360                    360          5.850%                $23,598                   NAP
              204                        360                    359          6.280%                $24,707                   NAP
              205                        360                    359          5.980%                $23,931                   NAP
              208                        300                    300          6.650%                $26,015                   NAP
                                         360                    359          6.040%                $22,881                   NAP
              210                        360                    359          6.040%                 $8,359                   NAP
              211                        360                    359          6.040%                 $7,308                   NAP
              212                        360                    359          6.040%                 $4,060                   NAP
              213                        360                    359          6.040%                 $3,153                   NAP
              215                        360                    359          5.970%                $22,471                   NAP
              219                        360                    359          5.720%                $21,522                   NAP
                                         300                    300          6.230%                $23,704                   NAP
              222                        300                    300          6.230%                $10,326                   NAP
              223                        300                    300          6.230%                 $7,041                   NAP
              224                        300                    300          6.230%                 $6,337                   NAP
              226                        360                    359          6.520%                $22,327                   NAP
              227                        360                    360          5.820%                $20,581               $17,211
              229                        360                    359          5.410%                $19,226                   NAP
              230                        180                    177          6.370%                $29,660                   NAP
              231                        240                    238          6.220%                $24,063                   NAP
              232                        360                    359          6.300%                $20,117                   NAP
              233                        240                    240          5.860%                $22,668                   NAP
              234                        360                    358          6.340%                $19,891                   NAP
              235                        360                    358          6.090%                $19,371                   NAP
              236                        360                    359          6.070%                $19,028                   NAP
              237                        360                    360          5.910%                $18,407               $13,400
              238                        360                    359          5.960%                $18,506                   NAP
              239                        360                    358          6.170%                $18,560                   NAP
              240  IO                         IO                             5.980%  NAP                                 $15,158
              242                        360                    357          6.600%                $19,160                   NAP
              243                        360                    358          6.300%                $17,950                   NAP
              245                        360                    359          6.010%                $17,106                   NAP
              246                        300                    300          6.330%                $18,875               $15,189
              248                        360                    360          5.940%                $16,680               $14,053
              249                        360                    358          6.090%                $16,950                   NAP
              251                        360                    360          5.960%                $16,417                   NAP
              252                        360                    359          5.990%                $16,039                   NAP
              253                        360                    360          5.920%                $15,752                   NAP
              254                        300                    299          6.040%                $16,977                   NAP
              255  IO                         IO                             5.920%  NAP                                 $13,040
              256                        360                    360          5.880%                $15,388               $12,917
              257                        360                    360          6.010%                $15,365               $12,999
              258                        360                    355          6.506%                $16,254                   NAP
              260                        360                    360          5.930%                $14,876               $12,526
              261                        360                    360          5.920%                $14,801                   NAP
              262                        360                    358          6.040%                $14,993                   NAP
              263                        360                    359          5.970%                $14,761                   NAP
              264                        360                    360          5.920%                $14,533                   NAP
              265                        300                    298          6.380%                $16,326                   NAP
              270                        360                    359          5.960%                $14,214                   NAP
              271                        360                    360          5.830%                $13,892               $11,625
                                         360                    360          5.740%                $13,466               $11,203
              274                        360                    360          5.740%                 $9,677                $8,050
              275                        360                    360          5.740%                 $3,789                $3,153
              276                        360                    359          6.010%                $13,804                   NAP
              277                        360                    360          6.230%                $13,671               $11,712
              278                        300                    300          5.750%                $13,715                   NAP
              280                        360                    359          6.330%                $13,040                   NAP
              281                        360                    359          5.900%                $12,337                   NAP
              282                        360                    356          6.350%                $12,911                   NAP
              283                        360                    360          6.010%                $12,214               $10,334
              284                        360                    360          6.100%                $12,120               $10,308
              285                        360                    359          5.990%                $11,978                   NAP
              288                        360                    359          6.200%                $11,637                   NAP
              289                        360                    359          6.070%                $11,477                   NAP
              290                        360                    359          6.010%                $11,404                   NAP
              292                        300                    300          6.330%                $12,096                   NAP
              294                        360                    360          5.910%                $10,154                $8,539
              296                        360                    359          6.120%                 $9,960                   NAP
              297                        360                    358          6.420%                 $9,778                   NAP
              298                        360                    359          5.960%                 $9,253                   NAP
              299                        360                    356          6.590%                 $9,815                   NAP
              300                        360                    360          6.125%                 $9,114                $7,763
              302                        360                    359          6.330%                 $9,314                   NAP
              303                        360                    359          6.000%                 $8,993                   NAP
              304                        360                    359          5.960%                 $8,955                   NAP
              305                        360                    358          6.290%                 $9,089                   NAP
              308                        360                    359          6.470%                 $8,569                   NAP
                                         360                    360          6.570%                 $8,149                $7,105
              309                        360                    360          6.570%                 $4,100                $3,575
              310                        360                    360          6.570%                 $4,049                $3,531
              311                        360                    359          6.120%                 $7,591                   NAP
              312                        360                    358          6.400%                 $7,756                   NAP
              313                        300                    299          6.500%                 $8,271                   NAP
              314                        360                    359          6.580%                 $7,240                   NAP
              315                        360                    360          6.000%                 $6,745                   NAP
              316                        360                    359          6.160%                 $6,251                   NAP
              317                        360                    360          6.280%                 $6,234                   NAP
              318                        360                    360          6.010%                 $5,702                   NAP

Mortgage Loan No.   Third Most Recent NOI   Third Most Recent NOI End Date   Second Most Recent NOI
-----------------   ---------------------   ------------------------------   ----------------------

                1   NAP                     NAP                                          $2,265,514
                2   NAP                     NAP                                          $3,679,138
                3   NAP                     NAP                                          $4,263,109
                4   NAP                     NAP                                          $1,793,029
                5   NAP                     NAP                                          $2,431,176
                6   NAP                     NAP                                          $1,825,357
                7   NAP                     NAP                                            $965,720
                8   NAP                     NAP                                          $1,655,346

                9   NAP                     NAP                                          $1,555,722
               10   NAP                     NAP                                            $656,236
               11   NAP                     NAP                                          $1,132,704

               12   NAP                     NAP                                          $1,071,063
               13   NAP                     NAP                                            $875,766
               14   NAP                     NAP                                            $864,766
               15   NAP                     NAP                                            $261,293
               16   NAP                     NAP                                            $717,722
               17   NAP                     NAP                                            $713,851
               18   NAP                     NAP                                            $370,748
               19   NAP                     NAP                                            $531,571
               20   NAP                     NAP                                            $706,564
               21   NAP                     NAP                                            $394,245
               22   NAP                     NAP                                            $189,980
               23   NAP                     NAP                                            $840,146

               24   NAP                     NAP                                             $98,478
               30              $4,452,026   12/31/2004                                   $5,739,676
               32   NAP                     NAP                                          $1,787,691

               35              $5,024,488   12/31/2004                                   $4,221,801
               38   NAP                     NAP                              NAP
               40              $2,230,214   12/31/2004                                   $1,678,831
               41              $2,096,487   12/31/2004                                   $2,350,467
               49              $1,672,351   12/31/2004                                   $1,458,146

               52   NAP                     NAP                              NAP
               53   NAP                     NAP                              NAP
               54   NAP                     NAP                              NAP
               55   NAP                     NAP                              NAP
               56   NAP                     NAP                              NAP
               57   NAP                     NAP                              NAP
               61   NAP                     NAP                              NAP
               63              $1,313,788   12/31/2004                                   $1,419,235
               64   NAP                     NAP                              NAP
               65              $1,065,109   12/31/2004                                   $1,185,056
               66              $1,320,867   12/31/2004                                   $1,324,347
               68                $496,402   12/31/2004                                   $1,130,026

               69              $2,702,664   12/31/2004                                   $2,484,438
               76              $1,362,698   12/31/2004                                   $1,365,504
               77   NAP                     NAP                              NAP
               78   NAP                     NAP                              NAP
               79              $1,047,639   12/31/2004                                   $1,011,183
               81              $1,186,608   12/31/2003                                   $1,241,800

               84                $470,336   12/31/2004                                     $551,034
               85                $496,213   12/31/2004                                     $519,094
               86                $188,327   12/31/2004                                     $221,732
               87   NAP                     NAP                                            $438,435
               89                $739,522   12/31/2004                                     $789,847

               93                $143,935   12/31/2004                                     $138,284
               94                $172,865   12/31/2004                                     $178,942
               95                 $99,934   12/31/2004                                     $104,313
               96                 $94,360   12/31/2004                                      $98,495
               97                 $76,443   12/31/2004                                      $79,793
               98                 $86,177   12/31/2004                                      $66,908
               99                 $64,187   12/31/2004                                      $57,448
              102                $730,718   12/31/2004                                     $711,558
              104                $995,817   12/31/2004                                     $994,762
              105                $961,089   12/31/2004                                     $989,800

              106                $405,682   12/31/2004                                     $349,701
              107                $326,167   12/31/2004                                     $307,309
              108              $1,026,126   12/31/2004                                   $1,030,782
              110                $193,084   12/31/2003                                     $522,993
              111   NAP                     NAP                              NAP
              113                $541,571   12/31/2004                                     $480,393
              114                $560,470   12/31/2004                                     $666,438
              116                $809,748   12/31/2004                                     $818,313
              120                $701,618   12/31/2004                                     $784,931
              121                $718,971   12/31/2004                                     $375,720
              126              $1,443,924   12/31/2004                                   $1,456,034
              127                $659,232   12/31/2004                                     $832,940
              129                $665,558   12/31/2004                                     $896,004
              134   NAP                     NAP                              NAP
              135                $831,942   12/31/2004                                     $858,761
              137   NAP                     NAP                              NAP
              139                $686,782   12/31/2004                                     $628,072
              140   NAP                     NAP                              NAP
              143                $805,378   12/31/2004                                     $709,827
              145   NAP                     NAP                              NAP
              146                $639,831   12/31/2004                                     $639,243
              148                $602,057   12/31/2004                                     $562,139
              149                $439,815   12/31/2004                                     $516,372
              150                $505,671   12/31/2004                                     $521,266
              151                $519,507   12/31/2004                                     $460,098
              153                $506,701   12/31/2004                                     $547,904
              158                $167,644   12/31/2004                                       $9,390
              160                $604,210   12/31/2004                                     $610,198
              161                $432,100   12/31/2004                                     $432,100
              162                $490,397   12/31/2004                                     $212,606
              165                $317,649   12/31/2004                                     $247,636
              171                $512,738   12/31/2004                                     $529,854
              176                $538,232   12/31/2003                                     $504,674

              179   NAP                     NAP                                            $291,414
              180   NAP                     NAP                                            $126,764
              181                 $89,353   12/31/2004                                     $195,832
              184                $456,582   12/31/2004                                     $523,618
              188                $390,670   12/31/2004                                     $394,913
              190                $617,411   12/31/2004                                     $376,502
              195                $444,113   12/31/2004                                     $400,325
              196                $321,010   12/31/2004                                     $332,086
              200   NAP                     NAP                                            $375,783
              201                $362,042   12/31/2004                                     $363,168
              204                $457,786   12/31/2004                                     $461,048
              205   NAP                     NAP                              NAP
              208                $706,646   12/31/2004                                     $731,500

              210                $123,953   12/31/2004                                     $104,187
              211                 $84,625   12/31/2004                                      $86,264
              212                 $63,783   12/31/2004                                      $66,592
              213                 $48,677   12/31/2004                                      $43,860
              215                $291,737   12/31/2004                                     $323,791
              219                $490,844   12/31/2004                                     $505,813

              222                $201,491   12/31/2004                                     $181,046
              223                 $72,655   12/31/2004                                      $64,640
              224                $101,855   12/31/2004                                      $51,481
              226                $278,576   12/31/2004                                     $311,660
              227                $178,497   12/31/2004                                     $183,120
              229   NAP                     NAP                              NAP
              230                $463,121   12/31/2004                                     $454,419
              231                $492,369   12/31/2003                                     $559,130
              232                $321,806   12/31/2004                                     $331,000
              233   NAP                     NAP                                            $310,299
              234   NAP                     NAP                              NAP
              235                 $66,959   12/31/2004                                     $251,804
              236                $234,252   12/31/2004                                     $257,352
              237   NAP                     NAP                              NAP
              238   NAP                     NAP                              NAP
              239   NAP                     NAP                                            $238,019
              240                $347,984   12/31/2004                                     $321,120
              242                $285,286   12/31/2004                                     $206,817
              243   NAP                     NAP                              NAP
              245                $217,147   12/31/2004                                     $251,155
              246                $307,654   12/31/2004                                     $305,056
              248   NAP                     NAP                              NAP
              249   NAP                     NAP                              NAP
              251                $266,100   12/31/2004                                     $309,212
              252   NAP                     NAP                              NAP
              253                $201,099   12/31/2004                                     $218,398
              254   NAP                     NAP                              NAP
              255   NAP                     NAP                              NAP
              256   NAP                     NAP                              NAP
              257                $286,794   12/31/2004                                     $290,454
              258   NAP                     NAP                                            $252,803
              260                 $86,024   12/31/2004                                     $140,604
              261   NAP                     NAP                              NAP
              262                $238,063   12/31/2004                                     $238,908
              263                $363,230   12/31/2004                                     $358,184
              264                $195,533   12/31/2003                                     $197,452
              265   NAP                     NAP                              NAP
              270   NAP                     NAP                              NAP
              271   NAP                     NAP                              NAP

              274                $135,586   12/31/2004                                     $137,506
              275                 $55,037   12/31/2004                                      $73,497
              276                $219,905   12/31/2004                                     $243,474
              277   NAP                     NAP                                             $28,691
              278                $104,792   12/31/2004                                     $143,566
              280   NAP                     NAP                              NAP
              281   NAP                     NAP                                            $129,371
              282                $214,539   12/31/2004                                     $213,654
              283                $160,170   12/31/2004                                     $206,445
              284   NAP                     NAP                              NAP
              285                $130,537   12/31/2004                                     $148,855
              288                $185,382   12/31/2004                                     $200,563
              289   NAP                     NAP                              NAP
              290                $156,521   12/31/2004                                     $174,446
              292                $261,525   12/31/2004                                     $275,720
              294   NAP                     NAP                              NAP
              296   NAP                     NAP                              NAP
              297   NAP                     NAP                                            $150,331
              298                $172,576   12/31/2004                                     $203,997
              299   NAP                     NAP                              NAP
              300   NAP                     NAP                                            -$13,010
              302                $224,341   12/31/2003                                     $220,432
              303                 $42,186   12/31/2004                                      $25,838
              304                $132,754   12/31/2004                                     $154,505
              305   NAP                     NAP                              NAP
              308   NAP                     NAP                              NAP

              309                 $58,465   12/31/2004                                      $61,311
              310   NAP                     NAP                                             $37,424
              311                $104,383   12/31/2004                                     $115,158
              312   NAP                     NAP                              NAP
              313                $131,508   12/31/2004                                     $163,316
              314                 $99,524   12/31/2004                                     $106,818
              315   NAP                     NAP                              NAP
              316                 $46,852   12/31/2004                                     $118,561
              317                $103,167   12/31/2004                                     $110,539
              318                 $80,316   12/31/2004                                     $101,262

Mortgage Loan No.   Second Most Recent NOI End Date   Most Recent NOI   Most Recent NOI End Date   Underwritten EGI
-----------------   -------------------------------   ---------------   ------------------------   ----------------
                                                                                                        $41,422,759
                1   12/31/2005                             $2,318,850   TTM (09/30/2006)                 $3,597,136
                2   12/31/2005                             $2,923,734   TTM (09/30/2006)                 $4,262,155
                3   12/31/2005                             $4,495,276   TTM (09/30/2006)                 $5,264,690
                4   12/31/2005                             $1,259,449   TTM (09/30/2006)                 $2,849,237
                5   12/31/2005                             $1,802,942   TTM (09/30/2006)                 $2,417,674
                6   12/31/2005                             $1,236,529   TTM (09/30/2006)                 $2,295,453
                7   12/31/2005                             $1,345,470   TTM (09/30/2006)                 $2,128,013
                8   12/31/2005                             $1,452,785   TTM (09/30/2006)                 $1,986,865

                9   12/31/2005                             $1,502,041   TTM (09/30/2006)                 $1,913,541
               10   12/31/2005                             $1,119,675   TTM (09/30/2006)                 $1,608,406
               11   12/31/2005                               $738,935   TTM (09/30/2006)                 $1,703,413

               12   12/31/2005                             $1,095,458   TTM (09/30/2006)                 $1,392,322
               13   12/31/2005                               $933,822   TTM (09/30/2006)                 $1,334,988
               14   12/31/2005                               $773,417   TTM (09/30/2006)                 $1,198,314
               15   12/31/2005                               $375,842   TTM (09/30/2006)                   $990,591
               16   12/31/2005                               $707,541   TTM (09/30/2006)                   $904,024
               17   12/31/2005                               $646,752   TTM (09/30/2006)                   $940,717
               18   12/31/2005                               $648,535   TTM (09/30/2006)                   $830,640
               19   12/31/2005                               $530,334   TTM (09/30/2006)                   $878,551
               20   12/31/2005                               $619,816   TTM (09/30/2006)                   $715,785
               21   12/31/2005                               $426,801   TTM (09/30/2006)                   $544,734
               22   12/31/2005                               $291,487   TTM (09/30/2006)                   $475,646
               23   12/31/2005                               $799,480   TTM (09/30/2006)                   $751,785

               24   12/31/2005                               $261,211   TTM (09/30/2006)                   $438,079
               30   12/31/2005                             $6,170,238   TTM (08/31/2006)                 $9,858,901
               32   12/31/2005                             $4,118,126   T-6 (09/30/2006) Ann.            $7,580,127

               35   12/31/2005                             $4,791,426   TTM (06/30/2006)                 $8,626,906
               38   NAP                                           NAP   NAP                              $3,497,410
               40   12/31/2005                             $2,385,478   TTM (07/31/2006)                 $4,755,506
               41   12/31/2005                             $2,343,748   TTM (06/30/2006)                 $3,592,982
               49   12/31/2005                             $1,404,577   TTM (09/30/2006)                 $2,845,851
                                                                                                                 $0
               52   NAP                                           NAP   NAP                                $589,426
               53   NAP                                           NAP   NAP                                $513,738
               54   NAP                                           NAP   NAP                                $398,454
               55   NAP                                           NAP   NAP                                $323,210
               56   NAP                                           NAP   NAP                                $300,124
               57   NAP                                           NAP   NAP                                $170,463
               61   NAP                                    $2,106,767   TTM (07/31/2006)                 $3,402,082
               63   12/31/2005                             $1,436,269   TTM (05/31/2006)                 $2,282,802
               64   NAP                                           NAP   NAP                              $1,696,072
               65   12/31/2005                             $1,246,200   TTM (06/30/2006)                 $2,282,778
               66   12/31/2005                             $1,344,312   TTM (09/30/2006)                 $1,928,988
               68   12/31/2005                             $1,028,742   TTM (11/30/2006)                 $2,793,542

               69   12/31/2005                             $1,909,474   YTD (07/31/2006) Ann.            $2,998,397
               76   12/31/2005                             $1,365,143   TTM (07/31/2006)                 $2,460,691
               77   NAP                                           NAP   NAP                              $1,544,871
               78   NAP                                           NAP   NAP                              $1,502,884
               79   12/31/2005                             $1,012,557   TTM (08/31/2006)                 $1,530,470
               81   12/31/2004                             $1,271,146   12/31/2005                       $1,974,593
                                                                                                         $2,027,356
               84   12/31/2005                               $555,889   TTM (06/30/2006)                   $841,730
               85   12/31/2005                               $453,845   TTM (06/30/2006)                   $828,819
               86   12/31/2005                               $166,205   TTM (06/30/2006)                   $356,807
               87   12/31/2005                               $704,723   TTM (06/30/2006)                 $1,139,330
               89   12/31/2005                               $920,692   TTM (08/31/2006)                 $1,188,996
                                                                                                         $1,108,298
               93   12/31/2005                               $177,753   TTM (09/30/2006)                   $239,735
               94   12/31/2005                               $187,823   TTM (09/30/2006)                   $229,413
               95   12/31/2005                               $119,421   TTM (09/30/2006)                   $152,883
               96   12/31/2005                               $112,760   TTM (09/30/2006)                   $144,356
               97   12/31/2005                                $91,350   TTM (09/30/2006)                   $116,947
               98   12/31/2005                                $93,467   TTM (09/30/2006)                   $134,901
               99   12/31/2005                                $66,501   TTM (09/30/2006)                    $90,064
              102   12/31/2005                               $759,858   TTM (09/30/2006)                 $1,111,981
              104   12/31/2005                             $1,006,290   TTM (07/31/2006)                 $1,721,101
              105   12/31/2005                             $1,000,045   TTM (07/31/2006)                 $1,656,662
                                                                                                         $1,972,334
              106   12/31/2005                               $494,414   TTM (06/30/2006)                 $1,044,081
              107   12/31/2005                               $365,251   TTM (06/30/2006)                   $928,253
              108   12/31/2005                             $1,027,164   TTM (07/31/2006)                 $1,692,205
              110   12/31/2004                               $443,108   12/31/2005                         $708,905
              111   NAP                                           NAP   NAP                                $362,405
              113   12/31/2005                               $476,777   TTM (06/30/2006)                 $1,016,269
              114   12/31/2005                               $674,706   TTM (08/31/2006)                 $1,190,595
              116   12/31/2005                               $825,398   TTM (08/31/2006)                 $1,359,377
              120   12/31/2005                               $770,877   TTM (07/31/2006)                   $966,230
              121   12/31/2005                               $478,580   YTD (08/31/2006)                 $1,165,325
              126   12/31/2005                             $1,450,681   TTM (09/30/2006)                 $2,579,337
              127   12/31/2005                               $944,491   TTM (06/30/2006)                 $2,610,521
              129   12/31/2005                               $840,302   TTM (06/30/2006)                   $990,420
              134   NAP                                           NAP   NAP                                $724,667
              135   12/31/2005                               $811,265   TTM (08/31/2006)                 $1,133,241
              137   NAP                                      $477,633   YTD Annual (08/31/2006)            $884,475
              139   12/31/2005                               $657,525   TTM (07/31/2006)                 $1,592,381
              140   NAP                                      $285,859   YTD (09/30/2006)                   $720,208
              143   12/31/2005                               $814,508   TTM (09/30/2006)                 $1,332,802
              145   NAP                                      $295,655   (06/30/2006) Ann.                  $719,502
              146   12/31/2005                               $693,152   TTM (08/31/2006)                 $1,032,274
              148   12/31/2005                               $586,278   TTM (08/31/2006)                   $713,003
              149   12/31/2005                               $589,044   TTM (07/31/2006)                   $939,554
              150   12/31/2005                               $550,263   TTM (07/31/2006)                 $1,093,910
              151   12/31/2005                               $494,120   TTM (08/31/2006)                 $1,067,369
              153   12/31/2005                               $546,025   TTM (07/31/2006)                 $1,110,426
              158   12/31/2005                               $164,700   YTD Annual 11/01/2006            $1,005,906
              160   12/31/2005                               $603,449   TTM (08/31/2006)                 $1,207,701
              161   12/31/2005                               $432,096   TTM (06/30/2006)                   $441,000
              162   12/31/2005                               $267,701   TTM (05/31/2006)                   $938,696
              165   12/31/2005                               $424,493   TTM (09/30/2006)                   $744,925
              171   12/31/2005                               $528,396   TTM (07/31/2006)                   $674,121
              176   12/31/2004                               $596,851   12/31/2005                         $838,172
                                                                                                           $681,106
              179   12/31/2005                               $283,025   TTM (08/31/2006)                   $471,914
              180   12/31/2005                               $138,114   TTM (08/31/2006)                   $209,192
              181   12/31/2005                               $352,726   TTM (07/31/2006)                   $492,948
              184   12/31/2005                               $535,069   TTM (09/30/2006)                   $577,596
              188   12/31/2005                               $412,761   TTM (10/31/2006)                   $689,131
              190   12/31/2005                               $429,938   TTM (08/31/2006)                   $815,571
              195   12/31/2005                               $384,427   TTM (07/31/2006)                   $782,026
              196   12/31/2005                               $351,167   TTM (08/31/2006)                   $908,981
              200   12/31/2005                               $389,666   TTM (08/31/2006)                   $578,880
              201   12/31/2005                               $245,302   TTM (09/30/2006)                   $513,225
              204   12/31/2005                               $463,078   TTM (06/30/2006)                   $589,887
              205   NAP                                           NAP   NAP                                $568,115
              208   12/31/2005                               $654,924   TTM (06/30/2006)                 $1,701,476
                                                                                                           $683,323
              210   12/31/2005                               $134,911   TTM (09/30/2006)                   $253,801
              211   12/31/2005                                $89,756   TTM (09/30/2006)                   $215,510
              212   12/31/2005                                $56,753   TTM (09/30/2006)                   $117,364
              213   12/31/2005                                $49,671   TTM (09/30/2006)                    $96,648
              215   12/31/2005                               $221,462   TTM (07/31/2006)                   $743,204
              219   12/31/2005                               $509,465   TTM (07/31/2006)                 $1,097,675
                                                                                                           $617,069
              222   12/31/2005                               $200,851   YTD (07/31/2006)                   $255,004
              223   12/31/2005                                $48,456   YTD (07/31/2006)                   $199,617
              224   12/31/2005                               $113,847   YTD (07/31/2006)                   $162,448
              226   12/31/2005                               $322,809   TTM (08/31/2006)                   $811,871
              227   12/31/2005                               $220,596   YTD (03/31/2006)                   $459,779
              229   NAP                                           NAP   NAP                                $412,593
              230   12/31/2005                               $566,263   TTM (06/30/2006)                 $1,504,151
              231   12/31/2004                               $646,204   12/31/2005                         $868,248
              232   12/31/2005                               $463,572   TTM (06/30/2006)                   $478,389
              233   12/31/2005                               $382,475   TTM (09/30/2006)                   $420,958
              234   NAP                                           NAP   NAP                                $453,173
              235   12/31/2005                               $255,799   TTM (06/30/2006)                   $675,993
              236   12/31/2005                               $279,103   TTM (06/30/2006)                   $430,120
              237   NAP                                           NAP   NAP                                $440,789
              238   NAP                                           NAP   NAP                                $409,094
              239   12/31/2005                               $290,528   TTM (07/31/2006)                   $550,633
              240   12/31/2005                               $274,998   TTM (07/31/2006)                   $743,586
              242   12/31/2005                               $127,820   TTM (07/31/2006)                   $488,441
              243   NAP                                      $212,293   TTM (06/30/2006)                   $444,356
              245   12/31/2005                               $270,102   TTM (09/30/2006)                   $390,282
              246   12/31/2005                               $322,444   TTM (05/31/2006)                   $595,673
              248   NAP                                           NAP   NAP                                $463,801
              249   NAP                                      $223,109   TTM (06/30/2006)                   $342,975
              251   12/31/2005                               $373,269   TTM (09/30/2006)                   $414,034
              252   NAP                                           NAP   NAP                                $248,748
              253   12/31/2005                               $225,985   TTM (07/31/2006)                   $226,941
              254   NAP                                      $239,163   TTM (08/31/2006)                   $343,181
              255   NAP                                           NAP   NAP                                $345,000
              256   NAP                                           NAP   NAP                                $583,222
              257   12/31/2005                               $255,146   TTM (08/31/2006)                   $422,427
              258   12/31/2005                               $308,070   TTM (04/30/2006)                   $326,262
              260   12/31/2005                               $162,775   TTM (09/30/2006)                   $284,098
              261   NAP                                           NAP   NAP                                $213,131
              262   12/31/2005                               $287,376   TTM (06/30/2006)                   $362,262
              263   12/31/2005                               $351,680   TTM (06/30/2006)                   $494,015
              264   12/31/2004                               $210,292   12/31/2005                         $209,284
              265   NAP                                           NAP   NAP                                $355,794
              270   NAP                                      $130,703   TTM (07/31/2006)                   $325,072
              271   NAP                                      $283,361   TTM (08/31/2006)                   $376,672
                                                                                                           $302,285
              274   12/31/2005                               $158,223   TTM (09/30/2006)                   $206,183
              275   12/31/2005                                $63,119   TTM (09/30/2006)                    $96,102
              276   12/31/2005                               $271,408   TTM (09/30/2006)                   $427,638
              277   12/31/2005                                $92,241   TTM (06/30/2006)                   $274,654
              278   12/31/2005                                $86,333   YTD (08/31/2006)                   $311,684
              280   NAP                                           NAP   NAP                                $261,884
              281   12/31/2005                               $185,530   TTM (09/30/2006)                   $357,214
              282   12/31/2005                               $195,817   TTM (05/31/2006)                   $344,839
              283   12/31/2005                               $218,781   TTM (06/30/2006)                   $387,882
              284   NAP                                           NAP   NAP                                $244,658
              285   12/31/2005                               $154,612   TTM (09/30/2006)                   $346,688
              288   12/31/2005                               $182,308   TTM (07/31/2006)                   $299,107
              289   NAP                                      $185,348   TTM (06/30/2006)                   $281,659
              290   12/31/2005                               $191,939   TTM (07/31/2006)                   $302,023
              292   12/31/2005                               $227,047   TTM (09/30/2006)                   $413,332
              294   NAP                                      $115,086   TTM (02/28/2006)                   $265,761
              296   NAP                                      $208,105   YTD (08/31/2006)                   $235,275
              297   12/31/2005                               $158,277   TTM (06/30/2006)                   $189,294
              298   12/31/2005                               $199,869   TTM (09/30/2006)                   $278,132
              299   NAP                                           NAP   NAP                                $171,720
              300   12/31/2005                               $122,589   TTM (06/30/2006)                   $239,346
              302   12/31/2004                               $227,162   TTM (09/30/2006)                   $359,418
              303   12/31/2005                                $71,288   TTM (07/31/2006)                   $203,256
              304   12/31/2005                               $149,658   TTM (07/31/2006)                   $290,451
              305   NAP                                       $83,800   TTM (07/31/2006)                   $196,068
              308   NAP                                           NAP   NAP                                $170,421
                                                                                                           $212,945
              309   12/31/2005                                $64,694   TTM (06/30/2006)                   $116,933
              310   12/31/2005                                $67,022   TTM (07/31/2006)                    $96,012
              311   12/31/2005                               $119,801   TTM (09/30/2006)                   $221,438
              312   NAP                                           NAP   NAP                                $186,685
              313   12/31/2005                               $162,989   TTM (07/31/2006)                   $236,628
              314   12/31/2005                               $126,685   TTM (08/31/2006)                   $173,912
              315   NAP                                       $55,313   YTD (07/31/2006)                   $181,951
              316   12/31/2005                               $109,586   TTM (08/31/2006)                   $220,947
              317   12/31/2005                               $110,920   TTM (06/30/2006)                   $119,602
              318   12/31/2005                               $106,956   TTM (07/31/2006)                   $178,972

Mortgage Loan No.   Underwritten Expenses   Underwritable NOI   Underwritten Reserves   Underwritable Cash Flow   Balloon Balance
-----------------   ---------------------   -----------------   ---------------------   -----------------------   ---------------
                               $9,925,792         $31,496,967              $2,433,559               $29,063,407      $250,000,000
                1                $781,945          $2,815,190                $126,010                $2,689,180       $28,600,000
                2              $1,064,058          $3,198,098                $246,888                $2,951,209       $27,300,000
                3                $709,547          $4,555,144                $175,605                $4,379,539       $19,300,000
                4                $642,049          $2,207,188                $250,517                $1,956,671       $19,100,000
                5                $718,270          $1,699,404                $188,032                $1,511,371       $14,200,000
                6                $705,380          $1,590,073                $121,853                $1,468,220       $14,200,000
                7                $475,046          $1,652,966                $119,873                $1,533,093       $13,400,000
                8                $490,453          $1,496,412                 $74,865                $1,421,547       $12,300,000

                9                $466,125          $1,447,416                 $71,039                $1,376,377       $11,600,000
               10                $429,442          $1,178,964                 $87,922                $1,091,042       $10,800,000
               11                $469,690          $1,233,724                 $74,382                $1,159,342       $10,300,000

               12                $274,644          $1,117,678                $136,276                  $981,403        $9,300,000
               13                $334,981          $1,000,007                 $68,013                  $931,994        $8,700,000
               14                $303,689            $894,625                 $57,187                  $837,438        $7,300,000
               15                $300,989            $689,602                $114,167                  $575,434        $5,900,000
               16                $157,648            $746,376                 $70,129                  $676,248        $5,700,000
               17                $289,776            $650,942                $119,663                  $531,278        $5,300,000
               18                $153,174            $677,466                 $58,429                  $619,037        $5,200,000
               19                $219,604            $658,947                 $45,107                  $613,840        $4,800,000
               20                $237,585            $478,200                 $54,255                  $423,945        $4,500,000
               21                $118,385            $426,350                 $38,219                  $388,131        $3,400,000
               22                $115,461            $360,184                 $26,287                  $333,897        $3,200,000
               23                $360,390            $391,394                 $86,776                  $304,619        $3,100,000

               24                $107,462            $330,617                 $22,066                  $308,552        $2,500,000
               30              $4,326,486          $5,532,415                $327,399                $5,205,016       $57,111,536
               32              $2,879,294          $4,700,833                $242,012                $4,458,821       $47,703,673

               35              $3,521,765          $5,105,141                $495,356                $4,609,785       $37,500,000
               38                $104,922          $3,392,487                 $79,320                $3,313,167       $33,675,000
               40              $2,093,632          $2,661,874                $122,055                $2,539,819       $25,931,084
               41              $1,279,909          $2,313,073                $175,061                $2,138,012       $23,524,399
               49              $1,085,695          $1,760,156                 $70,400                $1,689,756       $20,047,045
                                 $472,636          $1,822,778                 $51,987                $1,770,791       $16,496,236
               52                $136,916            $452,509                  $7,052                  $445,458        $4,613,622
               53                 $87,341            $426,397                  $6,064                  $420,333        $3,802,437
               54                 $46,292            $352,163                  $5,000                  $347,163        $2,883,514
               55                 $76,485            $246,725                 $12,686                  $234,038        $2,091,340
               56                 $98,506            $201,617                 $12,957                  $188,660        $1,774,471
               57                 $27,096            $143,367                  $8,228                  $135,139        $1,330,853
               61              $1,808,009          $1,594,072                 $67,200                $1,526,872       $15,442,682
               63                $774,410          $1,508,392                 $47,840                $1,460,552       $14,553,186
               64                $328,544          $1,367,528                 $31,590                $1,335,938       $15,200,000
               65              $1,006,635          $1,276,143                 $30,850                $1,245,293       $13,889,720
               66                $620,308          $1,308,680                 $80,250                $1,228,430       $12,603,127
               68              $1,469,350          $1,324,192                $150,266                $1,173,926       $12,532,023

               69              $1,111,830          $1,886,567                $200,524                $1,686,042       $11,150,754
               76              $1,174,979          $1,285,712                 $98,000                $1,187,712       $10,287,652
               77                $392,723          $1,152,148                 $66,242                $1,085,906       $10,930,033
               78                $493,494          $1,009,390                 $39,866                  $969,524       $10,932,982
               79                $546,179            $984,291                 $47,208                  $937,083       $10,419,216
               81                $746,854          $1,227,739                 $49,950                $1,177,789        $7,157,919
                                 $839,242          $1,188,113                 $74,250                $1,113,863        $9,623,543
               84                $322,862            $518,867                 $28,500                  $490,367        $4,357,829
               85                $340,225            $488,594                 $30,000                  $458,594        $3,922,075
               86                $176,155            $180,652                 $15,750                  $164,902        $1,343,639
               87                $217,148            $922,182                 $36,857                  $885,324        $8,739,686
               89                $296,391            $892,605                 $45,503                  $847,103        $9,383,981
                                 $330,890            $777,408                 $20,250                  $757,158        $8,555,508
               93                 $79,939            $159,796                  $5,500                  $154,296        $1,778,508
               94                 $68,901            $160,512                  $5,250                  $155,262        $1,685,176
               95                 $40,054            $112,830                  $1,569                  $111,261        $1,301,475
               96                 $37,820            $106,536                  $1,481                  $105,055        $1,228,882
               97                 $30,639             $86,308                  $1,200                   $85,108          $995,550
               98                 $39,588             $95,312                  $3,250                   $92,062          $897,032
               99                 $33,950             $56,114                  $2,000                   $54,114          $668,885
              102                $318,198            $793,783                 $30,516                  $763,267        $8,416,764
              104                $753,601            $967,500                 $59,708                  $907,792        $7,737,073
              105                $713,270            $943,391                 $56,826                  $886,565        $7,748,023
                               $1,078,723            $893,612                 $89,250                  $804,362        $7,711,248
              106                $541,286            $502,795                 $48,000                  $454,795        $4,481,751
              107                $537,437            $390,817                 $41,250                  $349,567        $3,229,497
              108                $769,233            $922,972                 $64,000                  $858,972        $7,698,511
              110                $254,084            $454,822                 $31,170                  $423,652        $4,140,643
              111                  $7,248            $355,157                 $26,129                  $329,028        $3,423,995
              113                $290,229            $726,040                 $49,976                  $676,064        $7,781,699
              114                $494,824            $695,771                 $25,000                  $670,771        $8,200,000
              116                $575,592            $783,784                 $41,472                  $742,312        $6,646,081
              120                $269,220            $697,011                 $49,881                  $647,130        $6,429,229
              121                $482,030            $683,295                 $62,203                  $621,092        $6,641,706
              126              $1,085,131          $1,494,206                $127,713                $1,366,494        $5,525,297
              127              $1,860,642            $854,299                $104,421                  $749,878        $5,518,914
              129                $292,304            $698,116                  $7,250                  $690,866        $6,536,700
              134                 $21,740            $702,927                 $60,632                  $642,296        $5,723,212
              135                $463,344            $669,897                 $60,932                  $608,964        $5,883,654
              137                $270,928            $613,547                 $32,743                  $580,804        $6,134,112
              139                $972,342            $620,038                 $27,648                  $592,390        $6,113,189
              140                $123,440            $596,768                 $34,407                  $562,361        $6,500,000
              143                $476,940            $855,862                 $55,878                  $799,984        $5,417,006
              145                $204,325            $515,177                 $32,655                  $482,522        $5,872,869
              146                $394,037            $638,237                 $78,131                  $560,107        $5,571,389
              148                $146,715            $566,289                 $46,874                  $519,415        $5,130,603
              149                $388,259            $551,295                 $14,009                  $537,286        $5,428,681
              150                $520,036            $573,874                 $38,000                  $535,874        $5,880,000
              151                $540,451            $526,918                 $13,807                  $513,111        $5,482,498
              153                $520,587            $589,839                 $11,376                  $578,463        $4,887,548
              158                $489,298            $516,608                 $26,400                  $490,208        $5,237,513
              160                $584,618            $623,083                 $48,048                  $575,035        $5,575,000
              161                  $4,410            $436,590                      $0                  $436,590        $5,575,000
              162                $446,292            $492,404                 $25,000                  $467,404        $4,998,368
              165                $259,893            $485,032                 $31,716                  $453,315        $4,961,496
              171                $191,913            $482,208                 $37,204                  $445,004        $4,469,523
              176                $328,456            $509,716                 $13,100                  $496,616        $4,119,517
                                 $248,554            $432,552                 $17,231                  $415,321        $3,929,794
              179                $172,365            $299,549                 $13,399                  $286,150        $2,740,235
              180                 $76,189            $133,003                  $3,833                  $129,171        $1,189,559
              181                $135,839            $357,109                 $21,179                  $335,931        $4,201,011
              184                $147,476            $430,120                 $30,401                  $399,719        $3,804,863
              188                $258,883            $430,248                 $13,043                  $417,205        $3,706,318
              190                $398,894            $416,677                 $46,280                  $370,397        $3,864,028
              195                $387,022            $395,004                 $26,936                  $368,068        $3,795,751
              196                $465,664            $443,317                 $33,000                  $410,317        $3,572,830
              200                $165,987            $412,894                 $26,530                  $386,364        $3,752,498
              201                $123,986            $389,239                 $32,438                  $356,801        $3,384,625
              204                $169,162            $420,725                 $54,234                  $366,491        $3,759,756
              205                $196,202            $371,914                 $23,492                  $348,422        $3,396,759
              208              $1,114,611            $586,865                 $68,059                  $518,806        $3,015,861
                                 $328,691            $354,631                 $23,750                  $330,881        $3,232,559
              210                $103,637            $150,163                  $8,000                  $142,163        $1,180,998
              211                $119,940             $95,570                  $8,250                   $87,320        $1,032,530
              212                 $60,450             $56,914                  $4,500                   $52,414          $573,627
              213                 $44,664             $51,984                  $3,000                   $48,984          $445,405
              215                $376,053            $367,150                 $40,250                  $326,900        $3,192,021
              219                $541,253            $556,422                 $12,435                  $543,987        $3,117,919
                                 $235,227            $381,842                 $47,894                  $333,948        $2,818,651
              222                 $86,173            $168,831                 $21,170                  $147,660        $1,227,927
              223                 $90,131            $109,486                 $16,647                   $92,839          $837,223
              224                 $58,923            $103,525                 $10,077                   $93,448          $753,501
              226                $454,041            $357,830                 $34,000                  $323,830        $3,039,611
              227                $144,103            $315,677                 $17,130                  $298,547        $3,271,431
              229                $120,660            $291,934                 $14,327                  $277,607        $2,854,852
              230                $965,969            $538,182                 $60,166                  $478,016        $1,576,414
              231                $281,328            $586,920                 $65,770                  $521,150        $2,194,814
              232                $182,084            $296,305                  $6,171                  $290,134        $2,785,333
              233                 $65,857            $355,101                 $19,861                  $335,240        $2,099,269
              234                $120,542            $332,631                 $36,650                  $295,981        $2,746,381
              235                $373,632            $302,360                 $24,250                  $278,110        $2,726,857
              236                $109,356            $320,763                 $28,547                  $292,216        $2,681,951
              237                $136,809            $303,980                 $16,602                  $287,378        $2,683,584
              238                $108,859            $300,234                 $24,575                  $275,659        $2,630,950
              239                $254,537            $296,096                  $6,669                  $289,427        $2,596,488
              240                $399,601            $343,985                 $14,000                  $329,985        $3,000,000
              242                $182,143            $306,298                 $15,000                  $291,298        $2,592,663
              243                $119,029            $325,327                 $23,026                  $302,301        $2,486,100
              245                $125,399            $264,884                  $6,859                  $258,025        $2,422,308
              246                $306,034            $289,639                 $28,000                  $261,639        $2,585,840
              248                $201,859            $261,942                 $14,400                  $247,542        $2,482,357
              249                 $72,361            $270,615                 $18,136                  $252,478        $2,386,000
              251                $117,794            $296,240                 $15,624                  $280,616        $2,334,487
              252                  $4,975            $243,773                  $9,027                  $234,746        $2,274,794
              253                  $6,808            $220,132                  $1,529                  $218,603        $2,246,955
              254                 $77,654            $265,527                 $10,873                  $254,653        $2,041,848
              255                 $10,350            $334,650                  $2,223                  $332,427        $2,607,000
              256                $295,995            $287,227                 $38,496                  $248,730        $2,347,942
              257                $134,340            $288,087                 $37,794                  $250,293        $2,317,624
              258                 $69,561            $256,701                 $17,614                  $239,088        $2,216,267
              260                 $75,809            $208,289                  $2,909                  $205,381        $2,259,344
              261                  $6,394            $206,737                  $1,519                  $205,219        $2,111,290
              262                 $78,794            $283,469                 $27,220                  $256,249        $2,118,763
              263                $214,363            $279,652                 $34,128                  $245,524        $2,096,886
              264                  $6,279            $203,005                  $1,519                  $201,487        $2,073,135
              265                $106,990            $248,804                 $12,190                  $236,615        $1,923,786
              270                 $95,657            $229,414                 $13,682                  $215,732        $2,020,740
              271                $162,707            $213,965                  $6,015                  $207,950        $2,086,612
                                  $87,891            $214,394                 $14,500                  $199,894        $2,080,339
              274                 $53,375            $152,808                  $7,250                  $145,558        $1,494,932
              275                 $34,516             $61,586                  $7,250                   $54,336          $585,408
              276                $154,516            $273,122                  $8,036                  $265,087        $1,954,845
              277                 $61,130            $213,523                 $14,624                  $198,899        $1,945,594
              278                 $80,449            $231,235                 $24,667                  $206,568        $1,679,662
              280                 $64,721            $197,163                 $13,058                  $184,104        $1,801,276
              281                $160,202            $197,012                  $6,615                  $190,397        $1,762,177
              282                $142,939            $201,900                  $9,529                  $192,371        $1,781,091
              283                $197,347            $190,535                  $5,313                  $185,222        $1,806,566
              284                 $51,568            $193,090                  $9,468                  $183,623        $1,779,040
              285                $184,703            $161,984                  $6,099                  $155,885        $1,698,874
              288                $121,794            $177,313                  $8,087                  $169,226        $1,623,736
              289                $102,172            $179,487                 $15,376                  $164,111        $1,617,685
              290                $121,111            $180,912                  $7,342                  $173,570        $1,614,872
              292                $190,300            $223,032                 $15,500                  $207,532        $1,429,652
              294                $108,791            $156,970                 $10,500                  $146,470        $1,514,842
              296                 $77,485            $157,790                 $11,200                  $146,591        $1,398,333
              297                 $36,686            $152,608                 $11,475                  $141,133        $1,341,868
              298                $126,952            $151,180                 $16,446                  $134,734        $1,315,475
              299                  $5,152            $166,568                  $7,479                  $159,089        $1,329,359
              300                 $35,537            $203,809                 $13,384                  $190,425        $1,360,955
              302                $157,673            $201,745                  $8,218                  $193,527        $1,286,626
              303                 $48,896            $154,360                 $22,711                  $131,649        $1,274,527
              304                $136,953            $153,498                  $5,800                  $147,698        $1,273,040
              305                 $54,340            $141,728                  $8,979                  $132,749        $1,259,839
              308                 $31,550            $138,871                  $5,907                  $132,964        $1,171,110
                                  $85,981            $126,964                  $5,719                  $121,245        $1,128,983
              309                 $51,393             $65,541                  $3,146                   $62,394          $567,997
              310                 $34,588             $61,424                  $2,573                   $58,851          $560,986
              311                $102,572            $118,866                  $9,500                  $109,366        $1,065,802
              312                 $66,606            $120,078                  $7,739                  $112,340        $1,066,017
              313                 $92,527            $144,101                 $20,372                  $123,729          $967,288
              314                 $63,326            $110,587                  $4,559                  $106,028        $1,071,737
              315                 $53,846            $128,105                  $8,524                  $119,581          $956,136
              316                $114,072            $106,875                  $3,850                  $103,025          $874,961
              317                 $19,326            $100,276                  $4,943                   $95,333          $864,670
              318                 $75,736            $103,236                  $6,543                   $96,693          $807,638

Mortgage Loan No.   Current Value(12)   Source of Value(12)   Market Study Capitalization Rate(12)   Valuation Date
-----------------   -----------------   -------------------   ------------------------------------   --------------
                         $476,540,000
                1         $64,000,000   Appraisal             NAP                                    10/19/2006
                2         $51,500,000   Appraisal             NAP                                    10/20/2006
                3         $31,500,000   Appraisal             NAP                                    10/18/2006
                4         $35,200,000   Appraisal             NAP                                    10/18/2006
                5         $27,100,000   Appraisal             NAP                                    10/18/2006
                6         $27,000,000   Appraisal             NAP                                    10/18/2006
                7         $24,000,000   Appraisal             NAP                                    10/18/2006
                8         $21,000,000   Appraisal             NAP                                    10/23/2006

                9         $20,200,000   Appraisal             NAP                                    10/20/2006
               10         $19,070,000   Appraisal             NAP                                    10/18/2006
               11         $17,810,000   Appraisal             NAP                                    10/19/2006

               12         $17,700,000   Appraisal             NAP                                    10/18/2006
               13         $14,600,000   Appraisal             NAP                                    10/23/2006
               14         $12,000,000   Appraisal             NAP                                    10/18/2006
               15         $13,100,000   Appraisal             NAP                                    10/18/2006
               16          $9,440,000   Appraisal             NAP                                    10/18/2006
               17         $12,050,000   Appraisal             NAP                                    10/18/2006
               18          $8,500,000   Appraisal             NAP                                    10/18/2006
               19          $7,800,000   Appraisal             NAP                                    10/20/2006
               20         $12,000,000   Appraisal             NAP                                    10/23/2006
               21          $6,520,000   Appraisal             NAP                                    10/18/2006
               22          $5,200,000   Appraisal             NAP                                    10/18/2006
               23         $14,950,000   Appraisal             NAP                                    10/18/2006

               24          $4,300,000   Appraisal             NAP                                    10/18/2006
               30         $77,000,000   Appraisal             NAP                                    09/15/2006
               32         $70,000,000   Appraisal             NAP                                    12/07/2005

               35         $69,000,000   Appraisal             NAP                                    09/15/2006
               38         $52,000,000   Appraisal             NAP                                    04/19/2006
               40         $38,100,000   Appraisal             NAP                                    07/21/2006
               41         $31,700,000   Appraisal             NAP                                    09/12/2006
               49         $30,700,000   Appraisal             NAP                                    12/01/2006
                          $26,030,000
               52          $7,280,000   Appraisal             NAP                                    04/05/2006
               53          $6,000,000   Appraisal             NAP                                    04/05/2006
               54          $4,550,000   Appraisal             NAP                                    04/05/2006
               55          $3,300,000   Appraisal             NAP                                    04/12/2006
               56          $2,800,000   Appraisal             NAP                                    04/06/2006
               57          $2,100,000   Appraisal             NAP                                    04/03/2006
               61         $25,300,000   Appraisal             NAP                                    03/20/2006
               63         $24,800,000   Appraisal             NAP                                    04/20/2006
               64         $20,000,000   Appraisal             NAP                                    09/20/2006
               65         $19,400,000   Appraisal             NAP                                    07/01/2006
               66         $17,600,000   Appraisal             NAP                                    10/02/2006
               68         $17,800,000   Appraisal             NAP                                    09/21/2006

               69         $19,700,000   Appraisal             NAP                                    07/26/2006
               76         $15,110,000   Appraisal             NAP                                    07/27/2006
               77         $16,300,000   Appraisal             NAP                                    09/15/2006
               78         $14,700,000   Appraisal             NAP                                    09/29/2006
               79         $14,450,000   Appraisal             NAP                                    09/27/2006
               81         $18,600,000   Appraisal             NAP                                    11/01/2006
                          $13,430,000
               84          $6,050,000   Appraisal             NAP                                    08/16/2006
               85          $5,530,000   Appraisal             NAP                                    08/16/2006
               86          $1,850,000   Appraisal             NAP                                    08/16/2006
               87         $13,680,000   Appraisal             NAP                                    09/05/2006
               89         $13,200,000   Appraisal             NAP                                    09/11/2006
                          $16,500,000
               93          $3,430,000   Appraisal             NAP                                    10/10/2006
               94          $3,250,000   Appraisal             NAP                                    10/11/2006
               95          $2,510,000   Appraisal             NAP                                    10/10/2006
               96          $2,370,000   Appraisal             NAP                                    10/10/2006
               97          $1,920,000   Appraisal             NAP                                    10/10/2006
               98          $1,730,000   Appraisal             NAP                                    10/10/2006
               99          $1,290,000   Appraisal             NAP                                    10/11/2006
              102         $12,400,000   Appraisal             NAP                                    09/26/2006
              104         $11,250,000   Appraisal             NAP                                    08/02/2006
              105         $11,570,000   Appraisal             NAP                                    07/27/2006
                          $11,700,000
              106          $6,800,000   Appraisal             NAP                                    07/07/2006
              107          $4,900,000   Appraisal             NAP                                    07/07/2006
              108         $11,400,000   Appraisal             NAP                                    07/27/2006
              110          $6,000,000   Appraisal             NAP                                    08/24/2006
              111          $4,850,000   Appraisal             NAP                                    08/24/2006
              113         $11,000,000   Appraisal             NAP                                    08/25/2006
              114         $15,600,000   Appraisal             NAP                                    09/28/2006
              116          $9,970,000   Appraisal             NAP                                    07/27/2007
              120          $9,475,000   Appraisal             NAP                                    08/24/2006
              121          $9,700,000   Appraisal             NAP                                    09/02/2006
              126         $21,800,000   Appraisal             NAP                                    09/16/2006
              127          $9,600,000   Appraisal             NAP                                    07/07/2006
              129          $8,800,000   Appraisal             NAP                                    06/06/2006
              134          $8,950,000   Appraisal             NAP                                    05/30/2006
              135          $8,300,000   Appraisal             NAP                                    09/27/2006
              137          $9,350,000   Appraisal             NAP                                    01/30/2006
              139          $8,500,000   Appraisal             NAP                                    07/21/2006
              140          $8,150,000   Appraisal             NAP                                    10/02/2006
              143         $11,500,000   Appraisal             NAP                                    10/03/2006
              145          $7,840,000   Appraisal             NAP                                    06/23/2006
              146          $7,760,000   Appraisal             NAP                                    10/18/2006
              148          $9,500,000   Appraisal             NAP                                    09/15/2006
              149          $8,380,000   Appraisal             NAP                                    08/23/2006
              150          $7,350,000   Appraisal             NAP                                    09/26/2006
              151          $7,450,000   Appraisal             NAP                                    08/15/2006
              153          $8,460,000   Appraisal             NAP                                    09/19/2006
              158          $7,000,000   Appraisal             NAP                                    10/02/2006
              160          $7,300,000   Appraisal             NAP                                    09/26/2006
              161          $7,000,000   Appraisal             NAP                                    07/06/2006
              162          $8,200,000   Appraisal             NAP                                    06/19/2006
              165          $7,350,000   Appraisal             NAP                                    09/08/2006
              171          $6,550,000   Appraisal             NAP                                    08/08/2006
              176          $6,400,000   Appraisal             NAP                                    07/20/2006
                           $6,360,000
              179          $4,600,000   Appraisal             NAP                                    09/21/2006
              180          $1,760,000   Appraisal             NAP                                    09/21/2006
              181          $5,900,000   Appraisal             NAP                                    09/16/2006
              184          $5,800,000   Appraisal             NAP                                    09/13/2006
              188          $5,600,000   Appraisal             NAP                                    10/04/2006
              190          $5,425,000   Appraisal             NAP                                    10/16/2006
              195          $5,300,000   Appraisal             NAP                                    06/28/2006
              196          $5,250,000   Appraisal             NAP                                    09/21/2006
              200          $6,800,000   Appraisal             NAP                                    08/15/2006
              201          $5,790,000   Appraisal             NAP                                    09/26/2006
              204          $5,400,000   Appraisal             NAP                                    08/04/2006
              205          $5,100,000   Appraisal             NAP                                    09/01/2006
              208          $6,100,000   Appraisal             NAP                                    08/16/2006
                           $4,790,000
              210          $1,750,000   Appraisal             NAP                                    09/22/2006
              211          $1,530,000   Appraisal             NAP                                    09/22/2006
              212            $850,000   Appraisal             NAP                                    09/22/2006
              213            $660,000   Appraisal             NAP                                    09/22/2006
              215          $4,660,000   Appraisal             NAP                                    09/19/2006
              219          $8,390,000   Appraisal             NAP                                    09/19/2006
                           $5,050,000
              222          $2,200,000   Appraisal             NAP                                    08/11/2006
              223          $1,500,000   Appraisal             NAP                                    08/11/2006
              224          $1,350,000   Appraisal             NAP                                    08/11/2006
              226          $5,050,000   Appraisal             NAP                                    06/07/2006
              227          $5,500,000   Appraisal             NAP                                    08/11/2006
              229          $4,800,000   Appraisal             NAP                                    06/07/2006
              230          $5,400,000   Appraisal             NAP                                    07/06/2006
              231          $7,600,000   Appraisal             NAP                                    05/22/2006
              232          $4,160,000   Appraisal             NAP                                    08/29/2006
              233          $5,050,000   Appraisal             NAP                                    10/10/2006
              234          $4,000,000   Appraisal             NAP                                    08/07/2006
              235          $4,340,000   Appraisal             NAP                                    08/02/2006
              236          $4,250,000   Appraisal             NAP                                    08/02/2006
              237          $4,250,000   Appraisal             NAP                                    10/03/2006
              238          $3,920,000   Appraisal             NAP                                    09/28/2006
              239          $4,300,000   Appraisal             NAP                                    08/02/2006
              240          $5,420,000   Appraisal             NAP                                    08/14/2006
              242          $4,000,000   Appraisal             NAP                                    07/10/2006
              243          $5,100,000   Appraisal             NAP                                    08/17/2006
              245          $3,670,000   Appraisal             NAP                                    09/26/2006
              246          $3,550,000   Appraisal             NAP                                    06/09/2006
              248          $3,850,000   Appraisal             NAP                                    10/19/2006
              249          $3,920,000   Appraisal             NAP                                    09/06/2006
              251          $3,740,000   Appraisal             NAP                                    09/21/2006
              252          $3,850,000   Appraisal             NAP                                    10/03/2006
              253          $3,630,000   Appraisal             NAP                                    10/02/2006
              254          $4,000,000   Appraisal             NAP                                    09/22/2006
              255          $5,310,000   Appraisal             NAP                                    08/29/2006
              256          $3,600,000   Appraisal             NAP                                    09/18/2006
              257          $3,200,000   Appraisal             NAP                                    09/14/2006
              258          $3,380,000   Appraisal             NAP                                    05/22/2006
              260          $3,400,000   Appraisal             NAP                                    09/06/2006
              261          $3,400,000   Appraisal             NAP                                    10/02/2006
              262          $3,575,000   Appraisal             NAP                                    08/09/2006
              263          $3,560,000   Appraisal             NAP                                    09/14/2006
              264          $3,350,000   Appraisal             NAP                                    10/02/2006
              265          $3,150,000   Appraisal             NAP                                    08/22/2006
              270          $3,280,000   Appraisal             NAP                                    09/12/2006
              271          $3,000,000   Appraisal             NAP                                    09/08/2006
                           $4,220,000
              274          $2,890,000   Appraisal             NAP                                    10/10/2006
              275          $1,330,000   Appraisal             NAP                                    10/10/2006
              276          $4,010,000   Appraisal             NAP                                    09/26/2006
              277          $3,000,000   Appraisal             NAP                                    08/23/2006
              278          $2,920,000   Appraisal             NAP                                    09/08/2006
              280          $2,800,000   Appraisal             NAP                                    09/05/2006
              281          $2,800,000   Appraisal             NAP                                    09/21/2006
              282          $3,565,000   Appraisal             NAP                                    07/01/2006
              283          $3,100,000   Appraisal             NAP                                    09/06/2006
              284          $3,000,000   Appraisal             NAP                                    09/05/2006
              285          $2,800,000   Appraisal             NAP                                    09/05/2006
              288          $2,430,000   Appraisal             NAP                                    09/21/2006
              289          $2,600,000   Appraisal             NAP                                    09/07/2006
              290          $2,500,000   Appraisal             NAP                                    09/26/2006
              292          $2,275,000   Appraisal             NAP                                    08/09/2006
              294          $2,200,000   Appraisal             NAP                                    11/23/2005
              296          $2,100,000   Appraisal             NAP                                    09/09/2006
              297          $2,060,000   Appraisal             NAP                                    08/09/2006
              298          $2,370,000   Appraisal             NAP                                    09/11/2006
              299          $2,700,000   Appraisal             NAP                                    02/23/2006
              300          $3,360,000   Appraisal             NAP                                    09/05/2006
              302          $4,000,000   Appraisal             NAP                                    08/28/2006
              303          $1,950,000   Appraisal             NAP                                    09/15/2006
              304          $2,100,000   Appraisal             NAP                                    09/18/2006
              305          $1,950,000   Appraisal             NAP                                    08/23/2006
              308          $1,800,000   Appraisal             NAP                                    07/27/2006
                           $1,610,000
              309            $810,000   Appraisal             NAP                                    08/23/2006
              310            $800,000   Appraisal             NAP                                    08/23/2006
              311          $1,600,000   Appraisal             NAP                                    08/04/2006
              312          $1,590,000   Appraisal             NAP                                    07/28/2006
              313          $1,700,000   Appraisal             NAP                                    08/16/2006
              314          $1,430,000   Appraisal             NAP                                    08/24/2006
              315          $1,665,000   Appraisal             NAP                                    09/11/2006
              316          $1,500,000   Appraisal             NAP                                    10/02/2006
              317          $1,350,000   Appraisal             NAP                                    08/25/2006
              318          $1,660,000   Appraisal             NAP                                    09/27/2006

Mortgage Loan No.   Largest Tenant(12)                                   Lease Expiration Date   % NSF
-----------------   --------------------------------------------------   ---------------------   -----

                1   Level 3 Communications                               09/30/2014               68.6%
                2   Brook Furniture                                      06/30/2008               20.5%
                3   Applied Materials                                    02/28/2007               47.0%
                4   Keeco                                                12/31/2012               60.8%
                5   Electrical Insulation                                11/30/2008               15.0%
                6   Value Outsourcing                                    12/31/2013               12.7%
                7   Cellsite Industries                                  12/31/2009               26.8%
                8   Kosan Biosciences, Inc.                              02/28/2013               34.4%

                9   Gen 3 Solar Inc                                      08/31/2011               19.0%
               10   Regal Plastics & Supply                              08/31/2008               11.2%
               11   New Concepts, Inc.                                   09/30/2010               10.1%

               12   Unified Western Grocers                              01/31/2008               78.1%
               13   Kosan Biosciences, Inc.                              02/29/2008               59.4%
               14   Andevices, Inc                                       09/30/2007               23.6%
               15   Valley Relocation and Storage                        01/31/2011              100.0%
               16   Contract Office Group                                08/31/2007              100.0%
               17   McCollister's Moving                                 07/31/2012               33.7%
               18   Okidata Americas, Inc.                               07/31/2007               69.7%
               19   HSQ Technologies                                     10/31/2007               28.7%
               20   Emser Tile, L.L.C.                                   11/30/2008               11.1%
               21   GES Exposition Services                              11/30/2010              100.0%
               22   Quartz International                                 12/31/2008               67.3%
               23   The Gene Schick Company                              03/31/2007               21.9%

               24   DB Design Group, Inc.                                04/30/2008               38.5%
               30   McCarter & English, LLP                              02/29/2008               45.0%
               32   Bank Hapoalim, B.M.                                  04/30/2015                9.2%

               35   Whiting Petroleum Co                                 10/31/2010               22.0%
               38   Pearson Education, Inc.                              06/14/2020              100.0%
               40   RCG Indiana                                          06/01/2007                9.1%
               41   Safeway Steel Products, Inc.                         03/31/2018               37.4%
               49   NAP                                                  NAP                       NAP

               52   DSHS, State of Washington                            03/31/2016               77.6%
               53   DSHS, State of Washington                            05/31/2009              100.0%
               54   Fransciscan Health System                            08/14/2014              100.0%
               55   DSHS, State of Washington                            11/30/2008              100.0%
               56   State of Washington (Employment Security Division)   07/31/2010               39.1%
               57   DSHS, State of Washington                            10/31/2013              100.0%
               61   NAP                                                  NAP                       NAP
               63   NAP                                                  NAP                       NAP
               64   Giant Eagle                                          06/30/2026               82.7%
               65   NAP                                                  NAP                       NAP
               66   Kaiser Foundation Health Plan                        05/31/2011               20.2%
               68   Vitas Healthcare Corp. of Ohio                       09/30/2011               10.4%

               69   Rochester Gas & Electric                             11/30/2013               64.3%
               76   NAP                                                  NAP                       NAP
               77   Deposition Sciences, Inc.                            02/27/2016              100.0%
               78   Bassett Furniture                                    09/30/2016               26.9%
               79   Thomson Legal & Regulatory, Inc.                     10/31/2015               58.0%
               81   NAP                                                  NAP                       NAP

               84   NAP                                                  NAP                       NAP
               85   NAP                                                  NAP                       NAP
               86   NAP                                                  NAP                       NAP
               87   KDA                                                  05/31/2016               12.6%
               89   Patrol One                                           10/31/2007                6.3%

               93   NAP                                                  NAP                       NAP
               94   NAP                                                  NAP                       NAP
               95   NAP                                                  NAP                       NAP
               96   NAP                                                  NAP                       NAP
               97   NAP                                                  NAP                       NAP
               98   NAP                                                  NAP                       NAP
               99   NAP                                                  NAP                       NAP
              102   CSK Auto Inc.                                        01/31/2010               16.4%
              104   NAP                                                  NAP                       NAP
              105   NAP                                                  NAP                       NAP

              106   NAP                                                  NAP                       NAP
              107   NAP                                                  NAP                       NAP
              108   NAP                                                  NAP                       NAP
              110   InterMed                                             10/31/2008               67.2%
              111   Orthopaedic Associates                               10/31/2015              100.0%
              113   American Skiing                                      12/31/2006               22.8%
              114   NAP                                                  NAP                       NAP
              116   NAP                                                  NAP                       NAP
              120   Murray's Auto                                        02/28/2007               18.2%
              121   Cingular Wireless                                    08/31/2010               24.1%
              126   William Sonoma                                       01/01/2010                9.6%
              127   NAP                                                  NAP                       NAP
              129   NAP                                                  NAP                       NAP
              134   Bay Valley Foods                                     06/30/2015              100.0%
              135   O'Neal Inc                                           12/01/2016               69.4%
              137   Atlanta Bread Cafe                                   09/30/2016               15.5%
              139   NAP                                                  NAP                       NAP
              140   Dollar Tree                                          04/01/2010               24.3%
              143   CPC Restaurants, Inc. (Chicago Pizza)                08/31/2010               10.3%
              145   CapMar                                               09/30/2011               23.2%
              146   Naval Sea System Command                             09/16/2012               52.3%
              148   Hollander Glass, Inc                                 11/04/2018               34.0%
              149   NAP                                                  NAP                       NAP
              150   NAP                                                  NAP                       NAP
              151   NAP                                                  NAP                       NAP
              153   NAP                                                  NAP                       NAP
              158   NAP                                                  NAP                       NAP
              160   NAP                                                  NAP                       NAP
              161   Lowe's                                               12/12/2023              100.0%
              162   NAP                                                  NAP                       NAP
              165   State of Hawaii, DAGS                                09/30/2010               14.1%
              171   Brookshire Grocery Co.                               08/28/2017               76.1%
              176   NAP                                                  NAP                       NAP

              179   NAP                                                  NAP                       NAP
              180   NAP                                                  NAP                       NAP
              181   Asian Buffet                                         11/30/2009               21.0%
              184   OSF Healthcare                                       04/01/2007               59.0%
              188   NAP                                                  NAP                       NAP
              190   The Landmark Design Group                            05/31/2009               33.6%
              195   NAP                                                  NAP                       NAP
              196   NAP                                                  NAP                       NAP
              200   CallWave                                             07/31/2010               86.7%
              201   BEL, Inc. Forest Grove Health and Fitness            05/31/2014               41.9%
              204   Florida Legacy Allstars                              MTM                       8.4%
              205   HJN Real Estate Team                                 07/31/2016               35.1%
              208   NAP                                                  NAP                       NAP

              210   NAP                                                  NAP                       NAP
              211   NAP                                                  NAP                       NAP
              212   NAP                                                  NAP                       NAP
              213   NAP                                                  NAP                       NAP
              215   NAP                                                  NAP                       NAP
              219   NAP                                                  NAP                       NAP

              222   Top Shoes, Inc.                                      07/31/2007               28.9%
              223   Chinese Pavillion Hunan Restaurant                   12/31/2006               24.3%
              224   Dixie Restauants Inc                                 12/31/2010               41.7%
              226   NAP                                                  NAP                       NAP
              227   Solvang Antique Center                               05/01/2009               35.7%
              229   Thomas & King (Applebees)                            04/30/2011               32.9%
              230   NAP                                                  NAP                       NAP
              231   Ocala Carpet & Tile                                  MTM                       6.3%
              232   NAP                                                  NAP                       NAP
              233   Mattress Store                                       07/31/2010               35.0%
              234   Irgens Development - Columbia St. Mary's Hospital    04/30/2011               33.0%
              235   NAP                                                  NAP                       NAP
              236   AC Fitness                                           11/18/2012               35.9%
              237   Michaels                                             02/28/2017              100.0%
              238   FES Distribution, LLC                                08/31/2007               27.0%
              239   NAP                                                  NAP                       NAP
              240   NAP                                                  NAP                       NAP
              242   NAP                                                  NAP                       NAP
              243   Family Dollar                                        06/30/2015               38.6%
              245   NAP                                                  NAP                       NAP
              246   NAP                                                  NAP                       NAP
              248   NAP                                                  NAP                       NAP
              249   Valley Christian Center                              08/31/2010               21.3%
              251   AL HMA Phys. Mgt, Inc                                01/31/2014               69.0%
              252   Fedex Ground Packaging System, Inc.                  07/19/2016              100.0%
              253   CVS                                                  06/30/2019              100.0%
              254   Bed Pro                                              01/31/2011               26.7%
              255   Walgreen Co.                                         04/01/2081              100.0%
              256   TGW-Ermanco Inc.                                     09/30/2013              100.0%
              257   PS Finishing, Inc.                                   03/31/2007               22.7%
              258   Lockwood Greene                                      09/30/2008               50.1%
              260   Stop N Save                                          03/31/2011               36.6%
              261   CVS                                                  11/30/2019              100.0%
              262   Peebles                                              10/31/2016               39.6%
              263   WV Department of Tourism                             12/14/2011               69.5%
              264   CVS                                                  11/30/2019              100.0%
              265   NAP                                                  NAP                       NAP
              270   Continental Title, LLC                               11/30/2010               24.7%
              271   NAP                                                  NAP                       NAP

              274   NAP                                                  NAP                       NAP
              275   NAP                                                  NAP                       NAP
              276   NAP                                                  NAP                       NAP
              277   Dollar Tree                                          11/30/2011               45.8%
              278   Dental Care Partners                                 01/31/2014               55.1%
              280   Buffet City                                          07/31/2013               29.6%
              281   NAP                                                  NAP                       NAP
              282   NAP                                                  NAP                       NAP
              283   NAP                                                  NAP                       NAP
              284   Gym Day Corporation                                  06/30/2010               44.6%
              285   NAP                                                  NAP                       NAP
              288   NAP                                                  NAP                       NAP
              289   Dunwoody Imaging                                     07/31/2011               15.1%
              290   NAP                                                  NAP                       NAP
              292   NAP                                                  NAP                       NAP
              294   NAP                                                  NAP                       NAP
              296   Radio Shack                                          06/30/2007               20.7%
              297   Movie Gallery                                        10/30/2010               24.6%
              298   Managed Market Resources, LLC                        11/30/2012               32.8%
              299   Sunbelt Rentals                                      01/15/2024              100.0%
              300   Starbucks                                            07/31/2015               25.3%
              302   NAP                                                  NAP                       NAP
              303   Fred's                                               08/31/2010               45.3%
              304   NAP                                                  NAP                       NAP
              305   State Beauty Supply                                  06/30/2011               18.3%
              308   Speedy Cash                                          09/30/2010               55.0%

              309   NAP                                                  NAP                       NAP
              310   NAP                                                  NAP                       NAP
              311   NAP                                                  NAP                       NAP
              312   518 Sports Bar                                       10/31/2009               36.1%
              313   Alamo Stamping and Engraving                         01/31/2011               40.6%
              314   NAP                                                  NAP                       NAP
              315   Shoe Show of Rocky Mount                             03/31/2011               49.6%
              316   NAP                                                  NAP                       NAP
              317   Cingular                                             12/31/2009               41.7%
              318   NAP                                                  NAP                       NAP

Mortgage Loan No.   Second Largest Tenant(13)                     Lease Expiration Date   % NSF
-----------------   -------------------------------------------   ---------------------   -----

                1   Material in Motion                            02/28/2010               16.6%
                2   Kuehne & Nagel, Inc.                          12/31/2008               20.5%
                3   Cisco Systems                                 02/29/2008               42.6%
                4   EGL Eagle Global Log                          10/31/2011               39.2%
                5   Finisar Corporation                           02/28/2007               13.1%
                6   McCollister's Moving                          12/31/2006               11.6%
                7   Rackable Systems, Inc.                        06/30/2009               26.3%
                8   Transplantation Tech                          06/30/2010               27.3%

                9   Gel-Pak, LLC                                  06/30/2011               13.7%
               10   Pacific Insulation                            11/30/2006               10.9%
               11   Mega Force Corporation                        08/31/2009                9.4%

               12   Eco Duct, Inc.                                03/31/2008               21.9%
               13   Creagri, Inc.                                 02/28/2009               22.0%
               14   ABIT Computers                                06/30/2011               15.5%
               15   NAP                                           NAP                       NAP
               16   NAP                                           NAP                       NAP
               17   Autodesk, Inc.                                06/30/2007               26.9%
               18   Sears Logistics                               01/31/2009               30.3%
               19   American Bath Enterprise                      02/28/2011               11.9%
               20   In a Nutshell, Inc.                           10/31/2010                8.1%
               21   NAP                                           NAP                       NAP
               22   Highpoint Technology                          01/31/2011               32.7%
               23   Stew Superior Corporation                     02/28/2009                7.9%

               24   Minarik Corporation                           01/31/2011               31.1%
               30   The Prudential Insurance Company of America   12/31/2014               43.0%
               32   Aventura Business Center, Inc.                12/31/2013                8.9%

               35   Parsons Infrastructure                        05/31/2007                9.5%
               38   NAP                                           NAP                       NAP
               40   Charter One Mortgage                          10/01/2014                8.9%
               41   MRA-The Management Association, Inc.          07/04/2015               24.6%
               49   NAP                                           NAP                       NAP

               52   NAP                                           NAP                       NAP
               53   NAP                                           NAP                       NAP
               54   NAP                                           NAP                       NAP
               55   NAP                                           NAP                       NAP
               56   Thurston County                               05/31/2010               39.1%
               57   NAP                                           NAP                       NAP
               61   NAP                                           NAP                       NAP
               63   NAP                                           NAP                       NAP
               64   Goodyear                                      04/03/2008                5.5%
               65   NAP                                           NAP                       NAP
               66   Medical Development Int'l                     01/31/2008               15.4%
               68   Radiant Research, Inc.                        11/30/2016                8.9%

               69   AT&T                                          02/28/2009               12.8%
               76   NAP                                           NAP                       NAP
               77   NAP                                           NAP                       NAP
               78   Capel Rugs                                    07/31/2016               22.8%
               79   Audatex North America, Inc.                   08/31/2017               42.0%
               81   NAP                                           NAP                       NAP

               84   NAP                                           NAP                       NAP
               85   NAP                                           NAP                       NAP
               86   NAP                                           NAP                       NAP
               87   Vitamin Shoppe                                01/19/2015               11.9%
               89   Unique Party Rentals                          12/31/2008                4.8%

               93   NAP                                           NAP                       NAP
               94   NAP                                           NAP                       NAP
               95   NAP                                           NAP                       NAP
               96   NAP                                           NAP                       NAP
               97   NAP                                           NAP                       NAP
               98   NAP                                           NAP                       NAP
               99   NAP                                           NAP                       NAP
              102   True Value Hardware                           02/28/2008               16.3%
              104   NAP                                           NAP                       NAP
              105   NAP                                           NAP                       NAP

              106   NAP                                           NAP                       NAP
              107   NAP                                           NAP                       NAP
              108   NAP                                           NAP                       NAP
              110   AARP                                          09/30/2008               14.1%
              111   NAP                                           NAP                       NAP
              113   Gateway Offices                               MTM                      19.3%
              114   NAP                                           NAP                       NAP
              116   NAP                                           NAP                       NAP
              120   Century 21 - Premiere                         05/31/2007                8.2%
              121   Merrill Lynch                                 07/31/2007               20.6%
              126   Arrowhead Group                               06/30/2008                6.9%
              127   NAP                                           NAP                       NAP
              129   NAP                                           NAP                       NAP
              134   NAP                                           NAP                       NAP
              135   South Carolina Steel                          04/30/2007                8.6%
              137   Remax                                         09/30/2010               13.3%
              139   NAP                                           NAP                       NAP
              140   Shoe Show                                     06/01/2010               12.2%
              143   Dunkin' Donuts                                12/31/2010               10.1%
              145   Surgical Specialists                          01/31/2012               17.1%
              146   Advanced Services, Inc.                       02/28/2008               47.7%
              148   A Plus Label                                  MTM                      10.2%
              149   NAP                                           NAP                       NAP
              150   NAP                                           NAP                       NAP
              151   NAP                                           NAP                       NAP
              153   NAP                                           NAP                       NAP
              158   NAP                                           NAP                       NAP
              160   NAP                                           NAP                       NAP
              161   NAP                                           NAP                       NAP
              162   NAP                                           NAP                       NAP
              165   General Service Admin - USDA                  09/22/2006               14.0%
              171   Movie Gallery                                 08/31/2008                8.1%
              176   NAP                                           NAP                       NAP

              179   NAP                                           NAP                       NAP
              180   NAP                                           NAP                       NAP
              181   Blockbuster Video                             02/28/2014               19.3%
              184   CBDC                                          12/31/2008               15.1%
              188   NAP                                           NAP                       NAP
              190   Sullivan, Andrews & Taylor, PC                10/31/2008               18.2%
              195   NAP                                           NAP                       NAP
              196   NAP                                           NAP                       NAP
              200   Amer. Persion                                 07/31/2011               13.3%
              201   Felix Lopez La Sierra Restaurant, Inc.        04/30/2010               11.4%
              204   Syncor International Corporation              06/30/2011                8.3%
              205   Meta Payment Systems                          07/31/2011               30.1%
              208   NAP                                           NAP                       NAP

              210   NAP                                           NAP                       NAP
              211   NAP                                           NAP                       NAP
              212   NAP                                           NAP                       NAP
              213   NAP                                           NAP                       NAP
              215   NAP                                           NAP                       NAP
              219   NAP                                           NAP                       NAP

              222   John Brown University                         10/31/2007               17.8%
              223   Broadway Stars                                08/31/2007               15.3%
              224   Kellogg & Co                                  09/30/2008               16.7%
              226   NAP                                           NAP                       NAP
              227   Renaissance                                   06/01/2009               19.6%
              229   Best Mattress                                 05/31/2011               20.7%
              230   NAP                                           NAP                       NAP
              231   Certified Medical System                      10/31/2008                6.3%
              232   NAP                                           NAP                       NAP
              233   Cactus Taverna                                08/31/2009               12.4%
              234   Chase Bank                                    05/31/2007               19.6%
              235   NAP                                           NAP                       NAP
              236   Dollar General                                10/31/2012               17.6%
              237   NAP                                           NAP                       NAP
              238   Restaurant Liquid Services, LLC               11/30/2010               21.9%
              239   NAP                                           NAP                       NAP
              240   NAP                                           NAP                       NAP
              242   NAP                                           NAP                       NAP
              243   Central Laundries                             05/22/2026               25.2%
              245   NAP                                           NAP                       NAP
              246   NAP                                           NAP                       NAP
              248   NAP                                           NAP                       NAP
              249   Credit Guard                                  08/31/2010               20.1%
              251   Couch's Jewelry                               05/31/2015               10.8%
              252   NAP                                           NAP                       NAP
              253   NAP                                           NAP                       NAP
              254   Mr. Oak. Furniture                            05/31/2011               26.7%
              255   NAP                                           NAP                       NAP
              256   NAP                                           NAP                       NAP
              257   The Statement Company                         10/31/2011               13.6%
              258   Vista Care                                    08/31/2009               33.1%
              260   Taqueria                                      09/30/2006               17.6%
              261   NAP                                           NAP                       NAP
              262   Hibbett Sporting                              01/31/2010               12.3%
              263   Board of Risk & Insurance, WV                 01/31/2007               19.4%
              264   NAP                                           NAP                       NAP
              265   NAP                                           NAP                       NAP
              270   Champion Wood                                 05/31/2011               19.8%
              271   NAP                                           NAP                       NAP

              274   NAP                                           NAP                       NAP
              275   NAP                                           NAP                       NAP
              276   NAP                                           NAP                       NAP
              277   Anytime Fitness                               11/30/2010               18.0%
              278   Magic American Products                       03/31/2011               10.8%
              280   McAlister's Deli                              10/12/2016               18.5%
              281   NAP                                           NAP                       NAP
              282   NAP                                           NAP                       NAP
              283   NAP                                           NAP                       NAP
              284   Augusta Ranch Animal Hospital                 06/08/2015               35.7%
              285   NAP                                           NAP                       NAP
              288   NAP                                           NAP                       NAP
              289   Atlanta Children's Therapy                    05/31/2007               13.7%
              290   NAP                                           NAP                       NAP
              292   NAP                                           NAP                       NAP
              294   NAP                                           NAP                       NAP
              296   Quizno's                                      10/17/2016               15.9%
              297   The Cato Corporation                          01/31/2009               22.1%
              298   Robert M. Jurko, MD                           10/31/2008               11.3%
              299   NAP                                           NAP                       NAP
              300   Mastercraft Kitchens                          11/30/2010               20.0%
              302   NAP                                           NAP                       NAP
              303   Beall's Outlet                                04/30/2011               30.4%
              304   NAP                                           NAP                       NAP
              305   Pizza Hut                                     07/31/2009               16.3%
              308   Wireless Toyz                                 02/28/2011               45.0%

              309   NAP                                           NAP                       NAP
              310   NAP                                           NAP                       NAP
              311   NAP                                           NAP                       NAP
              312   The Wright Dentist, P.C.                      04/30/2009               31.7%
              313   Ink Spot                                      12/31/2010               12.7%
              314   NAP                                           NAP                       NAP
              315   Alltel                                        07/31/2011               14.3%
              316   NAP                                           NAP                       NAP
              317   Batteries Plus                                06/30/2010               38.8%
              318   NAP                                           NAP                       NAP

Mortgage Loan No.   Third Largest Tenant(13)   Lease Expiration Date   % NSF   Insurance Escrow in Place
-----------------   ------------------------   ---------------------   -----   -------------------------

                1   Visx, Inc                  09/30/2010                8.5%  No
                2   Tyco Printed Circuit       12/31/2009               12.8%  No
                3   Qualitau, Inc.             12/31/2006                5.2%  No
                4   NAP                        NAP                       NAP   No
                5   Commercial Casework        07/31/2009               10.4%  No
                6   D.W. Morgan Company        10/31/2009               10.0%  No
                7   Cetecom                    10/31/2010               20.4%  No
                8   AGI Publishing Inc.        12/31/2006                5.1%  No

                9   Hartwell - Dzus, Inc.      02/28/2007               13.3%  No
               10   Dial-A-Mattress            09/30/2008                7.5%  No
               11   Valleytek, Inc.            01/31/2009                9.2%  No

               12   NAP                        NAP                       NAP   No
               13   Plycon Van Lines, Inc.     02/28/2007               11.0%  No
               14   ASL Workstations           10/31/2009               11.1%  No
               15   NAP                        NAP                       NAP   No
               16   NAP                        NAP                       NAP   No
               17   Cintas Document Management 04/30/2011                9.9%  No
               18   NAP                        NAP                       NAP   No
               19   Otis Spunkmeyer Inc.       07/31/2008               11.3%  No
               20   Deep Ocean Engineering     02/28/2007                8.1%  No
               21   NAP                        NAP                       NAP   No
               22   NAP                        NAP                       NAP   No
               23   Phenix Research Prod.      12/31/2006                6.8%  No

               24   Grandis, Inc.              08/31/2008               30.4%  No
               30   United Healthcare Services 03/31/2014                6.9%  Yes
               32   UBS Financial Services Inc.02/28/2014                8.8%  Yes

               35   The State of Colorade      06/30/2015                8.5%  Yes
               38   NAP                        NAP                       NAP   No
               40   Decision One               06/01/2011                5.8%  Yes
               41   Merrill Lynch, Pierce, Fenn12/10/2010 Incorporated   8.7%  No
               49   NAP                        NAP                       NAP   Yes

               52   NAP                        NAP                       NAP   Yes
               53   NAP                        NAP                       NAP   Yes
               54   NAP                        NAP                       NAP   Yes
               55   NAP                        NAP                       NAP   Yes
               56   DSHS, State of Washington  11/30/2007               21.7%  Yes
               57   NAP                        NAP                       NAP   Yes
               61   NAP                        NAP                       NAP   Yes
               63   NAP                        NAP                       NAP   Yes
               64   Procare                    11/30/2009                3.8%  No
               65   NAP                        NAP                       NAP   No
               66   Fairfax Radiological Consul12/31/2010               11.6%  Yes
               68   Black & Veatch Corporation 05/31/2009                6.5%  Yes

               69   Rochester Gas & Electric   03/31/2007                4.8%  No
               76   NAP                        NAP                       NAP   Yes
               77   NAP                        NAP                       NAP   No
               78   Golf Galaxy                01/31/2017               22.8%  Yes
               79   NAP                        NAP                       NAP   No
               81   NAP                        NAP                       NAP   No

               84   NAP                        NAP                       NAP   Yes
               85   NAP                        NAP                       NAP   Yes
               86   NAP                        NAP                       NAP   Yes
               87   Chicago Home Fitness       11/23/2009               10.6%  No
               89   Moe Toys Corp.             01/31/2007                4.5%  No

               93   NAP                        NAP                       NAP   Yes
               94   NAP                        NAP                       NAP   Yes
               95   NAP                        NAP                       NAP   Yes
               96   NAP                        NAP                       NAP   Yes
               97   NAP                        NAP                       NAP   Yes
               98   NAP                        NAP                       NAP   Yes
               99   NAP                        NAP                       NAP   Yes
              102   Osuna's Restaurant         04/30/2009                7.0%  Yes
              104   NAP                        NAP                       NAP   Yes
              105   NAP                        NAP                       NAP   Yes

              106   NAP                        NAP                       NAP   Yes
              107   NAP                        NAP                       NAP   Yes
              108   NAP                        NAP                       NAP   Yes
              110   HealthSouth Corp.          02/14/2012               10.0%  Yes
              111   NAP                        NAP                       NAP   Yes
              113   Hunter Capital             06/30/2007                7.5%  Yes
              114   NAP                        NAP                       NAP   No
              116   NAP                        NAP                       NAP   Yes
              120   Home Travel                05/31/2007                8.1%  Yes
              121   Sea Island Bank            05/31/2011               19.1%  No
              126   Green Street Restaurant    08/31/2012                6.0%  No
              127   NAP                        NAP                       NAP   Yes
              129   NAP                        NAP                       NAP   Yes
              134   NAP                        NAP                       NAP   No
              135   Konica Minolta             11/01/2011                8.1%  Yes
              137   Matress Market             09/30/2010               10.0%  Yes
              139   NAP                        NAP                       NAP   Yes
              140   El Potrillo Restaurant     06/01/2010                8.1%  Yes
              143   Amsleep, Inc. (American Mat09/30/2007                7.7%  Yes
              145   WakeMed                    07/31/2013               13.5%  Yes
              146   NAP                        NAP                       NAP   Yes
              148   Ace Bindery                MTM                       7.5%  Yes
              149   NAP                        NAP                       NAP   Yes
              150   NAP                        NAP                       NAP   Yes
              151   NAP                        NAP                       NAP   Yes
              153   NAP                        NAP                       NAP   Yes
              158   NAP                        NAP                       NAP   Yes
              160   NAP                        NAP                       NAP   Yes
              161   NAP                        NAP                       NAP   No
              162   NAP                        NAP                       NAP   No
              165   GYA Architects, Inc        10/31/2010               10.2%  Yes
              171   Texas Health System        05/31/2007                5.7%  Yes
              176   NAP                        NAP                       NAP   Yes

              179   NAP                        NAP                       NAP   Yes
              180   NAP                        NAP                       NAP   Yes
              181   Dominos                    11/23/2014                5.3%  Yes
              184   White Oaks                 01/31/2007               14.3%  Yes
              188   NAP                        NAP                       NAP   Yes
              190   Vanasse Hangen Brustlin, In09/30/2009               17.7%  Yes
              195   NAP                        NAP                       NAP   Yes
              196   NAP                        NAP                       NAP   Yes
              200   NAP                        NAP                       NAP   Yes
              201   LeeAnne Wrenn Tuality Healt03/31/2013               11.3%  Yes
              204   PEICO, Inc.                09/30/2008                8.3%  Yes
              205   Dakota Rehabilitation      08/31/2011               14.9%  Yes
              208   NAP                        NAP                       NAP   Yes

              210   NAP                        NAP                       NAP   Yes
              211   NAP                        NAP                       NAP   Yes
              212   NAP                        NAP                       NAP   Yes
              213   NAP                        NAP                       NAP   Yes
              215   NAP                        NAP                       NAP   Yes
              219   NAP                        NAP                       NAP   Yes

              222   Sport Four, Inc.           02/28/2007               15.7%  Yes
              223   Partners Jewelry & Loan    03/01/2007               10.2%  Yes
              224   Subway Real Estate Corp    09/30/2008               16.7%  Yes
              226   NAP                        NAP                       NAP   Yes
              227   Renaissance                05/01/2008               19.1%  No
              229   Verizon Portfolio Managemen04/30/2011               16.4%  Yes
              230   NAP                        NAP                       NAP   Yes
              231   3Z Enterprises, Inc.       MTM                       5.1%  Yes
              232   NAP                        NAP                       NAP   Yes
              233   Cactus Taverna             02/28/2008                7.1%  Yes
              234   Health Care for the Homeles12/31/2008               17.5%  Yes
              235   NAP                        NAP                       NAP   Yes
              236   Planet Ocean               MTM                       7.6%  Yes
              237   NAP                        NAP                       NAP   Yes
              238   Home Medical Systems, Inc  07/01/2010               21.5%  Yes
              239   NAP                        NAP                       NAP   Yes
              240   NAP                        NAP                       NAP   No
              242   NAP                        NAP                       NAP   Yes
              243   Paleteria Esquimo          11/20/2010                8.7%  No
              245   NAP                        NAP                       NAP   Yes
              246   NAP                        NAP                       NAP   Yes
              248   NAP                        NAP                       NAP   Yes
              249   Unicorn Health Services    07/31/2008               15.8%  Yes
              251   Imaging Solutions          12/31/2009                4.8%  Yes
              252   NAP                        NAP                       NAP   Yes
              253   NAP                        NAP                       NAP   No
              254   Verdecia                   06/30/2011               13.3%  Yes
              255   NAP                        NAP                       NAP   No
              256   NAP                        NAP                       NAP   No
              257   Alaark Robotics, Inc.      05/31/2008               13.5%  No
              258   West Rehab                 08/31/2007                8.4%  Yes
              260   Subway                     09/30/2009               12.5%  Yes
              261   NAP                        NAP                       NAP   No
              262   Rent A Center              07/31/2010                9.3%  Yes
              263   Consolidated Public Retirem08/15/2016                6.3%  Yes
              264   NAP                        NAP                       NAP   No
              265   NAP                        NAP                       NAP   Yes
              270   Nextel                     05/31/2010               14.8%  Yes
              271   NAP                        NAP                       NAP   Yes

              274   NAP                        NAP                       NAP   Yes
              275   NAP                        NAP                       NAP   Yes
              276   NAP                        NAP                       NAP   Yes
              277   Caroline's Treasures       09/30/2010               14.6%  Yes
              278   R Solutions, LLC           03/31/2009               10.6%  Yes
              280   Hallmark                   02/28/2008               14.8%  Yes
              281   NAP                        NAP                       NAP   Yes
              282   NAP                        NAP                       NAP   Yes
              283   NAP                        NAP                       NAP   Yes
              284   Venezia's Pizzeria         05/01/2015               19.6%  Yes
              285   NAP                        NAP                       NAP   Yes
              288   NAP                        NAP                       NAP   Yes
              289   Jerry Nutt, DDS, PC        10/31/2011               13.5%  Yes
              290   NAP                        NAP                       NAP   Yes
              292   NAP                        NAP                       NAP   Yes
              294   NAP                        NAP                       NAP   Yes
              296   H&H Beverages, Inc.        01/18/2009               15.2%  Yes
              297   Pizza Hut                  07/31/2008               15.0%  Yes
              298   Integrated Computer Technol08/31/2007               10.2%  Yes
              299   NAP                        NAP                       NAP   No
              300   Cingular Wireless          01/31/2011               19.2%  Yes
              302   NAP                        NAP                       NAP   Yes
              303   Dollar Tree                06/30/2011               23.8%  Yes
              304   NAP                        NAP                       NAP   Yes
              305   Mallard Creek Realty       09/30/2011               15.6%  Yes
              308   NAP                        NAP                       NAP   Yes

              309   NAP                        NAP                       NAP   Yes
              310   NAP                        NAP                       NAP   Yes
              311   NAP                        NAP                       NAP   Yes
              312   The Finest on Earth, Inc.  07/31/2009               13.2%  Yes
              313   Taqueria Los Potrillos     01/31/2007                9.0%  Yes
              314   NAP                        NAP                       NAP   Yes
              315   Ace Cash Express, Inc.     12/10/2011               14.1%  Yes
              316   NAP                        NAP                       NAP   Yes
              317   Bill Wright Insurance      01/31/2007               19.4%  Yes
              318   NAP                        NAP                       NAP   Yes

Mortgage Loan No.   Tax Escrow in Place(14)   Capital Expenditure Escrow in Place(15)   TI/LC Escrow in Place(16)
-----------------   -----------------------   ---------------------------------------   -------------------------

                1   No                        No                                        No
                2   No                        No                                        No
                3   No                        No                                        No
                4   No                        No                                        No
                5   No                        No                                        No
                6   No                        No                                        No
                7   No                        No                                        No
                8   No                        No                                        No

                9   No                        No                                        No
               10   No                        No                                        No
               11   No                        No                                        No

               12   No                        No                                        No
               13   No                        No                                        No
               14   No                        No                                        No
               15   No                        No                                        No
               16   No                        No                                        No
               17   No                        No                                        No
               18   No                        No                                        No
               19   No                        No                                        No
               20   No                        No                                        No
               21   No                        No                                        No
               22   No                        No                                        No
               23   No                        No                                        No

               24   No                        No                                        No
               30   Yes                       Yes                                       No
               32   Yes                       Yes                                       Yes

               35   Yes                       No                                        No
               38   No                        No                                        No
               40   Yes                       Yes                                       Yes
               41   Yes                       Yes                                       Yes
               49   Yes                       No                                        No

               52   Yes                       No                                        Yes
               53   Yes                       No                                        Yes
               54   Yes                       No                                        Yes
               55   Yes                       No                                        Yes
               56   Yes                       No                                        Yes
               57   Yes                       No                                        Yes
               61   Yes                       Yes                                       No
               63   Yes                       Yes                                       No
               64   Yes                       No                                        No
               65   No                        No                                        No
               66   Yes                       No                                        No
               68   Yes                       Yes                                       Yes

               69   No                        No                                        No
               76   Yes                       Yes                                       No
               77   No                        Yes                                       No
               78   Yes                       Yes                                       No
               79   No                        No                                        No
               81   No                        No                                        No

               84   Yes                       Yes                                       No
               85   Yes                       Yes                                       No
               86   Yes                       Yes                                       No
               87   No                        Yes                                       Yes
               89   No                        No                                        No

               93   Yes                       Yes                                       No
               94   Yes                       Yes                                       No
               95   Yes                       Yes                                       No
               96   Yes                       Yes                                       No
               97   Yes                       Yes                                       No
               98   Yes                       Yes                                       No
               99   Yes                       Yes                                       No
              102   Yes                       Yes                                       Yes
              104   Yes                       Yes                                       No
              105   Yes                       Yes                                       No

              106   Yes                       Yes                                       No
              107   Yes                       Yes                                       No
              108   Yes                       Yes                                       No
              110   Yes                       Yes                                       No
              111   Yes                       Yes                                       No
              113   Yes                       Yes                                       Yes
              114   Yes                       No                                        No
              116   Yes                       Yes                                       No
              120   Yes                       Yes                                       Yes
              121   No                        No                                        No
              126   No                        No                                        No
              127   Yes                       Yes                                       No
              129   Yes                       Yes                                       No
              134   No                        No                                        No
              135   Yes                       Yes                                       No
              137   Yes                       No                                        Yes
              139   Yes                       Yes                                       No
              140   Yes                       No                                        No
              143   Yes                       No                                        No
              145   Yes                       Yes                                       Yes
              146   Yes                       Yes                                       Yes
              148   Yes                       Yes                                       Yes
              149   Yes                       Yes                                       No
              150   Yes                       Yes                                       No
              151   Yes                       Yes                                       No
              153   Yes                       Yes                                       No
              158   Yes                       Yes                                       No
              160   Yes                       Yes                                       No
              161   No                        No                                        No
              162   No                        Yes                                       No
              165   Yes                       Yes                                       Yes
              171   Yes                       No                                        Yes
              176   Yes                       No                                        No

              179   Yes                       Yes                                       No
              180   Yes                       Yes                                       No
              181   Yes                       No                                        Yes
              184   Yes                       Yes                                       Yes
              188   Yes                       Yes                                       No
              190   Yes                       Yes                                       Yes
              195   Yes                       Yes                                       No
              196   Yes                       Yes                                       No
              200   Yes                       Yes                                       Yes
              201   Yes                       Yes                                       Yes
              204   Yes                       Yes                                       Yes
              205   Yes                       Yes                                       Yes
              208   Yes                       Yes                                       No

              210   Yes                       Yes                                       No
              211   Yes                       Yes                                       No
              212   Yes                       Yes                                       No
              213   Yes                       Yes                                       No
              215   Yes                       Yes                                       No
              219   Yes                       Yes                                       No

              222   Yes                       Yes                                       Yes
              223   Yes                       Yes                                       Yes
              224   Yes                       Yes                                       Yes
              226   Yes                       Yes                                       No
              227   No                        No                                        No
              229   Yes                       Yes                                       Yes
              230   Yes                       Yes                                       No
              231   Yes                       No                                        No
              232   Yes                       Yes                                       No
              233   Yes                       No                                        Yes
              234   Yes                       Yes                                       Yes
              235   Yes                       Yes                                       No
              236   Yes                       Yes                                       Yes
              237   Yes                       No                                        No
              238   Yes                       Yes                                       Yes
              239   Yes                       Yes                                       No
              240   Yes                       No                                        No
              242   Yes                       Yes                                       No
              243   No                        No                                        No
              245   Yes                       No                                        No
              246   Yes                       Yes                                       No
              248   Yes                       Yes                                       No
              249   Yes                       Yes                                       Yes
              251   Yes                       Yes                                       Yes
              252   Yes                       Yes                                       Yes
              253   Yes                       No                                        No
              254   Yes                       No                                        No
              255   No                        No                                        No
              256   No                        Yes                                       No
              257   Yes                       Yes                                       Yes
              258   Yes                       Yes                                       Yes
              260   Yes                       Yes                                       Yes
              261   Yes                       No                                        No
              262   Yes                       Yes                                       Yes
              263   Yes                       Yes                                       Yes
              264   Yes                       No                                        No
              265   Yes                       Yes                                       No
              270   Yes                       Yes                                       Yes
              271   Yes                       Yes                                       No

              274   Yes                       Yes                                       No
              275   Yes                       Yes                                       No
              276   Yes                       No                                        No
              277   Yes                       Yes                                       Yes
              278   Yes                       Yes                                       Yes
              280   Yes                       Yes                                       Yes
              281   Yes                       Yes                                       No
              282   Yes                       Yes                                       No
              283   Yes                       Yes                                       No
              284   Yes                       Yes                                       Yes
              285   Yes                       Yes                                       No
              288   Yes                       Yes                                       No
              289   Yes                       Yes                                       Yes
              290   Yes                       No                                        No
              292   Yes                       Yes                                       No
              294   Yes                       Yes                                       No
              296   Yes                       Yes                                       Yes
              297   Yes                       Yes                                       Yes
              298   Yes                       Yes                                       Yes
              299   No                        Yes                                       No
              300   Yes                       Yes                                       Yes
              302   Yes                       No                                        No
              303   Yes                       Yes                                       Yes
              304   Yes                       Yes                                       No
              305   Yes                       Yes                                       Yes
              308   Yes                       Yes                                       Yes

              309   Yes                       Yes                                       No
              310   Yes                       Yes                                       No
              311   Yes                       Yes                                       No
              312   Yes                       Yes                                       Yes
              313   Yes                       No                                        No
              314   Yes                       Yes                                       No
              315   Yes                       Yes                                       Yes
              316   Yes                       Yes                                       No
              317   Yes                       Yes                                       Yes
              318   Yes                       No                                        No

Mortgage Loan No.   Other Escrow Description(17)
-----------------   -----------------------------------------------------------------------------------

                1   NAP
                2   NAP
                3   NAP
                4   NAP
                5   NAP
                6   NAP
                7   NAP
                8   NAP

                9   NAP
               10   NAP
               11   NAP

               12   NAP
               13   NAP
               14   NAP
               15   NAP
               16   NAP
               17   NAP
               18   NAP
               19   NAP
               20   NAP
               21   NAP
               22   NAP
               23   NAP

               24   NAP
               30   McCarter Lease Rollover Funds ($2,168,000), Master Lease Reserve ($615,169)
               32   DTG Holdback ($550,020); Sophies, Sky, HG and Knightsbridge TI/LC ($571,650);
                    Debt Service Holdback ($180,000)
               35   NAP
               38   NAP
               40   NAP
               41   NAP
               49   NAP

               52   NAP
               53   NAP
               54   NAP
               55   NAP
               56   NAP
               57   NAP
               61   NAP
               63   NAP
               64   Giant Eagle Final CO
               65   NAP
               66   NAP
               68   Capital Improvements Elevator Upgrade ($40,850.00), VITAS Healthcare ($101,973.30),
                    Retirement Capital ($38,264), Danis Construction ($7,533.52)
               69   NAP
               76   NAP
               77   NAP
               78   NAP
               79   NAP
               81   NAP

               84   NAP
               85   NAP
               86   NAP
               87   Free Rent Reserve
               89   NAP

               93   NAP
               94   NAP
               95   NAP
               96   NAP
               97   NAP
               98   NAP
               99   NAP
              102   NAP
              104   NAP
              105   NAP

              106   NAP
              107   NAP
              108   NAP
              110   InterMed Lease Renewal Reserve
              111   NAP
              113   Lease Up Reserve
              114   NAP
              116   NAP
              120   Winter Real Estate
              121   Performance Holdback
              126   NAP
              127   NAP
              129   Security Reserve
              134   NAP
              135   O'Neal Tenant Improvments Holdback
              137   Omni Holdback ($30,117), Big Apple Holdback ($23,120)
              139   NAP
              140   NAP
              143   NAP
              145   NAP
              146   Lease Termination Reserve
              148   NAP
              149   NAP
              150   NAP
              151   NAP
              153   NAP
              158   NAP
              160   NAP
              161   NAP
              162   NAP
              165   Lease Renewal Holdback
              171   NAP
              176   NAP

              179   NAP
              180   NAP
              181   Security Reserve
              184   NAP
              188   NAP
              190   NAP
              195   NAP
              196   NAP
              200   NAP
              201   Lease Up Reserve
              204   NAP
              205   NAP
              208   NAP

              210   NAP
              211   NAP
              212   NAP
              213   NAP
              215   NAP
              219   NAP

              222   NAP
              223   NAP
              224   NAP
              226   NAP
              227   Rollover TI/LC Reserve
              229   Starbucks TI Holdback
              230   Ashok Patel Tax Lien
              231   Seasonality Reserve
              232   NAP
              233   NAP
              234   NAP
              235   NAP
              236   NAP
              237   NAP
              238   NAP
              239   NAP
              240   NAP
              242   NAP
              243   NAP
              245   NAP
              246   NAP
              248   NAP
              249   Rent Holdback
              251   NAP
              252   NAP
              253   NAP
              254   NAP
              255   NAP
              256   NAP
              257   NAP
              258   NAP
              260   PZR
              261   NAP
              262   NAP
              263   NAP
              264   NAP
              265   NAP
              270   NAP
              271   Occupancy Holdback until property is 90% occupied

              274   NAP
              275   NAP
              276   NAP
              277   NAP
              278   Performance Holdback
              280   NAP
              281   NAP
              282   NAP
              283   NAP
              284   NAP
              285   TI/ Leasing Commission Holdback
              288   NAP
              289   NAP
              290   NAP
              292   NAP
              294   NAP
              296   NAP
              297   NAP
              298   NAP
              299   NAP
              300   NAP
              302   NAP
              303   NAP
              304   NAP
              305   NAP
              308   NAP

              309   NAP
              310   NAP
              311   NAP
              312   NAP
              313   NAP
              314   NAP
              315   NAP
              316   NAP
              317   NAP
              318   NAP

Mortgage Loan No.   Springing Escrow Description(18)       Initial Capital Expenditure Escrow Requirement(19)
-----------------   ------------------------------------   --------------------------------------------------

                1   Tax, Insurance, Cap Ex, TI/LC                                                          $0
                2   Tax, Insurance, Cap Ex, TI/LC                                                          $0
                3   Tax, Insurance, Cap Ex, TI/LC                                                          $0
                4   Tax, Insurance, Cap Ex, TI/LC                                                          $0
                5   Tax, Insurance, Cap Ex, TI/LC                                                          $0
                6   Tax, Insurance, Cap Ex, TI/LC                                                          $0
                7   Tax, Insurance, Cap Ex, TI/LC                                                          $0
                8   Tax, Insurance, Cap Ex, TI/LC                                                          $0

                9   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               10   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               11   Tax, Insurance, Cap Ex, TI/LC                                                          $0

               12   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               13   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               14   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               15   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               16   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               17   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               18   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               19   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               20   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               21   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               22   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               23   Tax, Insurance, Cap Ex, TI/LC                                                          $0

               24   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               30   Other                                                                                  $0
               32   TI/LC                                                                            $100,000

               35   Cap Ex, TI/LC                                                                          $0
               38   Tax, Insurance, Cap Ex                                                                 $0
               40   TI/LC                                                                                  $0
               41   Insurance                                                                              $0
               49   Cap Ex                                                                                 $0

               52   NAP                                                                                    $0
               53   NAP                                                                                    $0
               54   NAP                                                                                    $0
               55   NAP                                                                                    $0
               56   NAP                                                                                    $0
               57   NAP                                                                                    $0
               61   NAP                                                                                    $0
               63   NAP                                                                              $364,000
               64   Insurance, Cap Ex, TI/LC, Other                                                        $0
               65   Tax, Insurance, Cap Ex, Other                                                          $0
               66   Cap Ex, TI/LC                                                                          $0
               68   NAP                                                                                    $0

               69   Tax, Insurance, Cap Ex, TI/LC                                                          $0
               76   NAP                                                                                    $0
               77   Tax, Insurance, TI/LC                                                                  $0
               78   TI/LC                                                                                  $0
               79   Tax, Insurance, Cap Ex, TI/LC, Other                                                   $0
               81   Tax, Insurance, Cap Ex                                                                 $0

               84   NAP                                                                               $33,623
               85   NAP                                                                               $30,261
               86   NAP                                                                               $10,367
               87   Tax, Insurance                                                                    $14,500
               89   Tax, Insurance, Cap Ex, TI/LC                                                          $0

               93   NAP                                                                                    $0
               94   NAP                                                                                    $0
               95   NAP                                                                                    $0
               96   NAP                                                                                    $0
               97   NAP                                                                                    $0
               98   NAP                                                                                    $0
               99   NAP                                                                                    $0
              102   NAP                                                                                    $0
              104   NAP                                                                                    $0
              105   NAP                                                                                    $0

              106   NAP                                                                                    $0
              107   NAP                                                                                    $0
              108   NAP                                                                                    $0
              110   TI/LC, Other                                                                           $0
              111   TI/LC                                                                                  $0
              113   NAP                                                                                    $0
              114   Insurance, Cap Ex                                                                      $0
              116   NAP                                                                                    $0
              120   NAP                                                                                    $0
              121   Tax, Insurance, Cap Ex, TI/LC                                                          $0
              126   Tax, Insurance, Cap Ex, TI/LC                                                          $0
              127   NAP                                                                                    $0
              129   NAP                                                                                    $0
              134   Tax, Insurance, Cap Ex                                                                 $0
              135   TI/LC                                                                                  $0
              137   Cap Ex                                                                                 $0
              139   NAP                                                                                    $0
              140   Cap Ex, TI/LC                                                                          $0
              143   Cap Ex, TI/LC                                                                          $0
              145   NAP                                                                                    $0
              146   Other                                                                                  $0
              148   NAP                                                                                    $0
              149   NAP                                                                                    $0
              150   NAP                                                                                    $0
              151   NAP                                                                                    $0
              153   NAP                                                                                    $0
              158   NAP                                                                                    $0
              160   NAP                                                                                    $0
              161   Tax, Insurance                                                                         $0
              162   Tax, Insurance                                                                         $0
              165   NAP                                                                                    $0
              171   Other                                                                                  $0
              176   Cap Ex                                                                                 $0

              179   NAP                                                                                    $0
              180   NAP                                                                                    $0
              181   Cap Ex                                                                                 $0
              184   NAP                                                                                    $0
              188   NAP                                                                                    $0
              190   Other                                                                                  $0
              195   NAP                                                                                    $0
              196   NAP                                                                                    $0
              200   Other                                                                                  $0
              201   Other                                                                                  $0
              204   NAP                                                                                    $0
              205   NAP                                                                                    $0
              208   NAP                                                                                    $0

              210   NAP                                                                                    $0
              211   NAP                                                                                    $0
              212   NAP                                                                                    $0
              213   NAP                                                                                    $0
              215   NAP                                                                                    $0
              219   NAP                                                                                    $0

              222   NAP                                                                                    $0
              223   NAP                                                                                    $0
              224   NAP                                                                                    $0
              226   NAP                                                                                    $0
              227   Tax, Insurance, Cap Ex, TI/LC                                                          $0
              229   NAP                                                                                    $0
              230   NAP                                                                                    $0
              231   Cap Ex, TI/LC                                                                          $0
              232   NAP                                                                                    $0
              233   Cap Ex                                                                                 $0
              234   TI/LC                                                                              $8,800
              235   NAP                                                                                    $0
              236   NAP                                                                                    $0
              237   Cap Ex, TI/LC, Other                                                                   $0
              238   NAP                                                                                    $0
              239   NAP                                                                                    $0
              240   Insurance, Cap Ex                                                                      $0
              242   NAP                                                                                    $0
              243   Tax, Insurance, Cap Ex, TI/LC                                                          $0
              245   Cap Ex                                                                                 $0
              246   NAP                                                                               $28,000
              248   NAP                                                                                    $0
              249   NAP                                                                                    $0
              251   NAP                                                                                    $0
              252   NAP                                                                                    $0
              253   Cap Ex, TI/LC                                                                          $0
              254   Cap Ex, TI/LC                                                                          $0
              255   Tax, Insurance, Cap Ex                                                                 $0
              256   Tax, Insurance, TI/LC                                                                  $0
              257   Insurance                                                                              $0
              258   NAP                                                                                    $0
              260   NAP                                                                                    $0
              261   Cap Ex, TI/LC                                                                          $0
              262   NAP                                                                                    $0
              263   Other                                                                                  $0
              264   Cap Ex, TI/LC                                                                          $0
              265   NAP                                                                                    $0
              270   NAP                                                                                    $0
              271   NAP                                                                                    $0

              274   NAP                                                                                    $0
              275   NAP                                                                                    $0
              276   Cap Ex                                                                                 $0
              277   NAP                                                                                    $0
              278   NAP                                                                                    $0
              280   NAP                                                                                    $0
              281   NAP                                                                                    $0
              282   NAP                                                                                    $0
              283   NAP                                                                                    $0
              284   NAP                                                                                    $0
              285   NAP                                                                                    $0
              288   NAP                                                                                    $0
              289   NAP                                                                                    $0
              290   Cap Ex                                                                                 $0
              292   NAP                                                                                    $0
              294   NAP                                                                                    $0
              296   NAP                                                                                    $0
              297   NAP                                                                                    $0
              298   NAP                                                                                    $0
              299   Tax, Insurance, TI/LC                                                                  $0
              300   NAP                                                                                    $0
              302   Cap Ex                                                                                 $0
              303   TI/LC                                                                             $30,000
              304   NAP                                                                                    $0
              305   NAP                                                                                    $0
              308   Other                                                                                  $0

              309   NAP                                                                                    $0
              310   NAP                                                                                    $0
              311   NAP                                                                                    $0
              312   NAP                                                                                    $0
              313   Cap Ex                                                                                 $0
              314   NAP                                                                                    $0
              315   NAP                                                                                    $0
              316   NAP                                                                                    $0
              317   NAP                                                                                    $0
              318   Cap Ex                                                                                 $0

Mortgage Loan No.   Monthly Capital Expenditure Escrow Requirement(20)   Current Capital Expenditure Escrow Balance(21)
-----------------   --------------------------------------------------   ----------------------------------------------

                1                                                   $0                                               $0
                2                                                   $0                                               $0
                3                                                   $0                                               $0
                4                                                   $0                                               $0
                5                                                   $0                                               $0
                6                                                   $0                                               $0
                7                                                   $0                                               $0
                8                                                   $0                                               $0

                9                                                   $0                                               $0
               10                                                   $0                                               $0
               11                                                   $0                                               $0

               12                                                   $0                                               $0
               13                                                   $0                                               $0
               14                                                   $0                                               $0
               15                                                   $0                                               $0
               16                                                   $0                                               $0
               17                                                   $0                                               $0
               18                                                   $0                                               $0
               19                                                   $0                                               $0
               20                                                   $0                                               $0
               21                                                   $0                                               $0
               22                                                   $0                                               $0
               23                                                   $0                                               $0

               24                                                   $0                                               $0
               30                                               $5,262                                               $0
               32                                               $1,783                                         $100,000

               35                                                   $0                                               $0
               38                                                   $0                                               $0
               40                                               $5,086                                               $0
               41                                               $2,982                                           $2,982
               49                                                   $0                                               $0

               52                                                 $709                                           $2,128
               53                                                 $585                                           $1,754
               54                                                 $443                                           $1,330
               55                                                 $322                                             $965
               56                                                 $273                                             $818
               57                                                 $205                                             $614
               61                                               $5,600                                           $5,600
               63                                                 $230                                         $364,460
               64                                                   $0                                               $0
               65                                                   $0                                               $0
               66                                                   $0                                               $0
               68                                               $2,948                                               $0

               69                                                   $0                                               $0
               76                                               $8,167                                          $16,333
               77                                               $1,198                                               $0
               78                                                 $767                                               $0
               79                                                   $0                                               $0
               81                                                   $0                                               $0

               84                                               $2,802                                          $33,623
               85                                               $2,522                                          $30,261
               86                                                 $864                                          $10,367
               87                                                 $402                                               $0
               89                                                   $0                                               $0

               93                                                 $351                                               $0
               94                                                 $332                                               $0
               95                                                 $257                                               $0
               96                                                 $242                                               $0
               97                                                 $196                                               $0
               98                                                 $177                                               $0
               99                                                 $132                                               $0
              102                                                 $496                                               $0
              104                                               $4,976                                           $4,976
              105                                               $4,736                                           $9,471

              106                                              $40,886                                           $4,323
              107                                              $29,462                                           $3,115
              108                                               $5,333                                          $10,667
              110                                                 $626                                               $0
              111                                                 $361                                               $0
              113                                                 $698                                             $698
              114                                                   $0                                               $0
              116                                               $3,456                                           $6,912
              120                                               $1,136                                           $1,136
              121                                                   $0                                               $0
              126                                                   $0                                               $0
              127                                               $8,702                                           $8,702
              129                                                 $604                                             $604
              134                                                   $0                                               $0
              135                                                 $960                                               $0
              137                                                   $0                                               $0
              139                                               $2,304                                               $0
              140                                                   $0                                               $0
              143                                                   $0                                               $0
              145                                                 $680                                           $1,359
              146                                               $1,525                                               $0
              148                                                 $951                                             $951
              149                                               $1,167                                           $1,167
              150                                               $3,167                                               $0
              151                                               $1,151                                               $0
              153                                                 $948                                             $948
              158                                               $2,200                                               $0
              160                                               $3,667                                               $0
              161                                                   $0                                               $0
              162                                               $2,085                                           $2,085
              165                                                 $375                                               $0
              171                                                   $0                                             $993
              176                                                   $0                                               $0

              179                                                 $798                                           $1,375
              180                                                 $314                                             $597
              181                                                   $0                                               $0
              184                                                 $583                                               $0
              188                                               $1,087                                               $0
              190                                                 $763                                               $0
              195                                               $2,246                                           $2,246
              196                                               $2,750                                           $2,750
              200                                                 $301                                             $301
              201                                                 $442                                               $0
              204                                                 $961                                             $961
              205                                                 $753                                             $753
              208                                               $5,672                                               $0

              210                                                 $723                                             $723
              211                                                 $632                                             $632
              212                                                 $351                                             $351
              213                                                 $273                                             $273
              215                                               $3,354                                           $3,354
              219                                               $1,036                                           $1,036

              222                                                 $359                                               $0
              223                                                 $245                                               $0
              224                                                 $220                                               $0
              226                                               $2,833                                           $2,833
              227                                                   $0                                               $0
              229                                                 $224                                             $224
              230                                               $5,014                                           $5,014
              231                                                   $0                                               $0
              232                                                 $514                                             $514
              233                                                   $0                                               $0
              234                                               $1,027                                           $8,800
              235                                               $2,021                                           $2,021
              236                                                 $534                                             $534
              237                                                   $0                                               $0
              238                                                 $696                                             $696
              239                                                 $556                                           $1,112
              240                                                   $0                                               $0
              242                                               $1,250                                           $1,250
              243                                                   $0                                               $0
              245                                                   $0                                               $0
              246                                               $2,333                                          $28,000
              248                                               $1,200                                               $0
              249                                                 $261                                             $522
              251                                                 $266                                               $0
              252                                                 $373                                             $373
              253                                                   $0                                               $0
              254                                                   $0                                               $0
              255                                                   $0                                               $0
              256                                               $1,172                                               $0
              257                                                 $865                                               $0
              258                                                 $250                                               $0
              260                                                 $104                                             $104
              261                                                   $0                                               $0
              262                                                 $568                                             $568
              263                                                 $948                                             $948
              264                                                   $0                                               $0
              265                                               $1,016                                           $1,016
              270                                                 $164                                             $164
              271                                                 $501                                             $501

              274                                                 $434                                               $0
              275                                                 $170                                               $0
              276                                                   $0                                               $0
              277                                                 $243                                             $243
              278                                                 $440                                               $0
              280                                                 $253                                             $253
              281                                                 $551                                             $551
              282                                                 $794                                             $794
              283                                                 $443                                             $443
              284                                                 $112                                             $112
              285                                                 $508                                             $508
              288                                                 $674                                             $674
              289                                                 $349                                             $349
              290                                                   $0                                               $0
              292                                                 $250                                               $0
              294                                                 $875                                           $4,375
              296                                                 $127                                               $0
              297                                               $1,027                                           $1,027
              298                                                 $342                                             $342
              299                                                 $125                                             $125
              300                                                  $74                                               $0
              302                                                   $0                                               $0
              303                                                 $515                                               $0
              304                                                 $483                                             $483
              305                                                 $138                                             $138
              308                                                  $68                                              $68

              309                                                 $240                                             $480
              310                                                 $237                                             $474
              311                                                 $792                                             $792
              312                                                 $120                                             $120
              313                                                   $0                                               $0
              314                                                 $380                                             $380
              315                                                 $126                                               $0
              316                                                 $321                                             $321
              317                                                  $64                                               $0
              318                                                   $0                                               $0

Mortgage Loan No.   Initial TI/LC Escrow Requirement(22)   Monthly TI/LC Escrow Requirement(23)   Current TI/LC Escrow Balance(24)
-----------------   ------------------------------------   ------------------------------------   --------------------------------

                1                                     $0                                     $0                                 $0
                2                                     $0                                     $0                                 $0
                3                                     $0                                     $0                                 $0
                4                                     $0                                     $0                                 $0
                5                                     $0                                     $0                                 $0
                6                                     $0                                     $0                                 $0
                7                                     $0                                     $0                                 $0
                8                                     $0                                     $0                                 $0

                9                                     $0                                     $0                                 $0
               10                                     $0                                     $0                                 $0
               11                                     $0                                     $0                                 $0

               12                                     $0                                     $0                                 $0
               13                                     $0                                     $0                                 $0
               14                                     $0                                     $0                                 $0
               15                                     $0                                     $0                                 $0
               16                                     $0                                     $0                                 $0
               17                                     $0                                     $0                                 $0
               18                                     $0                                     $0                                 $0
               19                                     $0                                     $0                                 $0
               20                                     $0                                     $0                                 $0
               21                                     $0                                     $0                                 $0
               22                                     $0                                     $0                                 $0
               23                                     $0                                     $0                                 $0

               24                                     $0                                     $0                                 $0
               30                                     $0                                     $0                                 $0
               32                             $1,000,000                                     $0                         $1,000,000

               35                                     $0                                     $0                                 $0
               38                                     $0                                     $0                                 $0
               40                             $2,250,000                                     $0                                 $0
               41                                     $0                                $11,607                            $11,607
               49                                     $0                                     $0                                 $0

               52                                $83,903                                   $502                            $83,903
               53                                $69,151                                   $414                            $69,151
               54                                $52,439                                   $314                            $52,439
               55                                $38,033                                   $228                            $38,033
               56                                $32,270                                   $193                            $32,270
               57                                $24,203                                   $145                            $24,203
               61                                     $0                                     $0                                 $0
               63                                     $0                                     $0                                 $0
               64                                     $0                                     $0                                 $0
               65                                     $0                                     $0                                 $0
               66                                     $0                                     $0                                 $0
               68                               $850,000                                 $9,574                                 $0

               69                                     $0                                     $0                                 $0
               76                                     $0                                     $0                                 $0
               77                                     $0                                     $0                                 $0
               78                                     $0                                     $0                                 $0
               79                                     $0                                     $0                                 $0
               81                                     $0                                     $0                                 $0

               84                                     $0                                     $0                                 $0
               85                                     $0                                     $0                                 $0
               86                                     $0                                     $0                                 $0
               87                                $96,400                                 $2,670                                 $0
               89                                     $0                                     $0                                 $0

               93                                     $0                                     $0                                 $0
               94                                     $0                                     $0                                 $0
               95                                     $0                                     $0                                 $0
               96                                     $0                                     $0                                 $0
               97                                     $0                                     $0                                 $0
               98                                     $0                                     $0                                 $0
               99                                     $0                                     $0                                 $0
              102                                $59,550                                 $2,481                                 $0
              104                                     $0                                     $0                                 $0
              105                                     $0                                     $0                                 $0

              106                                     $0                                     $0                                 $0
              107                                     $0                                     $0                                 $0
              108                                     $0                                     $0                                 $0
              110                                     $0                                     $0                                 $0
              111                                     $0                                     $0                                 $0
              113                                     $0                                 $3,492                             $3,492
              114                                     $0                                     $0                                 $0
              116                                     $0                                     $0                                 $0
              120                                $40,000                                 $2,815                            $40,000
              121                                     $0                                     $0                                 $0
              126                                     $0                                     $0                                 $0
              127                                     $0                                     $0                                 $0
              129                                     $0                                     $0                                 $0
              134                                     $0                                     $0                                 $0
              135                                     $0                                     $0                                 $0
              137                               $100,000                                 $2,171                           $102,171
              139                                     $0                                     $0                                 $0
              140                                     $0                                     $0                                 $0
              143                                     $0                                     $0                                 $0
              145                                     $0                                 $2,042                             $4,084
              146                                     $0                                 $4,959                                 $0
              148                                     $0                                 $2,955                             $2,955
              149                                     $0                                     $0                                 $0
              150                                     $0                                     $0                                 $0
              151                                     $0                                     $0                                 $0
              153                                     $0                                     $0                                 $0
              158                                     $0                                     $0                                 $0
              160                                     $0                                     $0                                 $0
              161                                     $0                                     $0                                 $0
              162                                     $0                                     $0                                 $0
              165                                     $0                                 $2,499                                 $0
              171                                     $0                                   $833                             $2,107
              176                                     $0                                     $0                                 $0

              179                                     $0                                     $0                                 $0
              180                                     $0                                     $0                                 $0
              181                                     $0                                 $1,408                                 $0
              184                                $75,000                                 $1,950                                 $0
              188                                     $0                                     $0                                 $0
              190                                     $0                                 $3,094                                 $0
              195                                     $0                                     $0                                 $0
              196                                     $0                                     $0                                 $0
              200                                     $0                                 $1,874                             $1,874
              201                                     $0                                 $2,262                                 $0
              204                                $75,000                                 $3,558                            $78,558
              205                                     $0                                 $2,635                             $2,635
              208                                     $0                                     $0                                 $0

              210                                     $0                                     $0                                 $0
              211                                     $0                                     $0                                 $0
              212                                     $0                                     $0                                 $0
              213                                     $0                                     $0                                 $0
              215                                     $0                                     $0                                 $0
              219                                     $0                                     $0                                 $0

              222                                     $0                                 $1,380                                 $0
              223                                     $0                                   $941                                 $0
              224                                     $0                                   $847                                 $0
              226                                     $0                                     $0                                 $0
              227                                     $0                                     $0                                 $0
              229                                     $0                                   $955                               $955
              230                                     $0                                     $0                                 $0
              231                                     $0                                     $0                                 $0
              232                                     $0                                     $0                                 $0
              233                                $45,000                                 $1,352                                 $0
              234                                $27,850                                     $0                            $27,850
              235                                     $0                                     $0                                 $0
              236                                     $0                                 $1,845                             $1,845
              237                                     $0                                     $0                                 $0
              238                                     $0                                 $1,346                             $1,346
              239                                     $0                                     $0                                 $0
              240                                     $0                                     $0                                 $0
              242                                     $0                                     $0                                 $0
              243                                     $0                                     $0                                 $0
              245                                     $0                                     $0                                 $0
              246                                     $0                                     $0                                 $0
              248                                     $0                                     $0                                 $0
              249                                     $0                                 $1,251                             $2,501
              251                                     $0                                 $1,036                                 $0
              252                                     $0                                   $576                               $576
              253                                     $0                                     $0                                 $0
              254                                     $0                                     $0                                 $0
              255                                     $0                                     $0                                 $0
              256                                     $0                                     $0                                 $0
              257   $55,000 LOC                                                          $2,285                                 $0
              258                                     $0                                 $1,337                                 $0
              260                                     $0                                   $346                               $346
              261                                     $0                                     $0                                 $0
              262                                     $0                                 $1,701                             $1,701
              263                                     $0                                 $1,896                             $1,896
              264                                     $0                                     $0                                 $0
              265                                     $0                                     $0                                 $0
              270                                     $0                                 $1,035                             $1,035
              271                                     $0                                     $0                                 $0

              274                                     $0                                     $0                                 $0
              275                                     $0                                     $0                                 $0
              276                                     $0                                     $0                                 $0
              277                                $34,000                                   $955                               $955
              278                                     $0                                 $1,616                                 $0
              280                                     $0                                   $835                               $835
              281                                     $0                                     $0                                 $0
              282                                     $0                                     $0                                 $0
              283                                     $0                                     $0                                 $0
              284                                     $0                                   $677                               $677
              285                                     $0                                     $0                                 $0
              288                                     $0                                     $0                                 $0
              289                                     $0                                   $933                               $933
              290                                     $0                                     $0                                 $0
              292                                     $0                                     $0                                 $0
              294                                     $0                                     $0                                 $0
              296                                     $0                                   $806                                 $0
              297                                     $0                                 $2,321                             $2,321
              298                                     $0                                 $1,029                             $1,029
              299                                     $0                                     $0                                 $0
              300                                     $0                                 $1,041                                 $0
              302                                     $0                                     $0                                 $0
              303                                $90,000                                     $0                                 $0
              304                                     $0                                     $0                                 $0
              305                                     $0                                   $616                               $616
              308                                $20,000                                   $424                            $20,424

              309                                     $0                                     $0                                 $0
              310                                     $0                                     $0                                 $0
              311                                     $0                                     $0                                 $0
              312                                     $0                                   $525                               $525
              313                                     $0                                     $0                                 $0
              314                                     $0                                     $0                                 $0
              315                                     $0                                   $584                                 $0
              316                                     $0                                     $0                                 $0
              317                                     $0                                   $348                                 $0
              318                                     $0                                     $0                                 $0

                                                                                             Prepayment Code(26)
Mortgage                                                                   --------------------------------------------------------
Loan No.  Environmental Insurance  Interest Accrual Method  Seasoning(25)  LO  DEF  DEF/YM1  YM1  YM2  YM  5%  4%  3%  2%  1%  Open
--------  -----------------------  -----------------------  -------------  --  ---  -------  ---  ---  --  --  --  --  --  --  ----
                                                                           24   89                                                7
       1  No                       Actual/360                           0  24   89                                                7
       2  No                       Actual/360                           0  24   89                                                7
       3  No                       Actual/360                           0  24   89                                                7
       4  No                       Actual/360                           0  24   89                                                7
       5  No                       Actual/360                           0  24   89                                                7
       6  No                       Actual/360                           0  24   89                                                7
       7  No                       Actual/360                           0  24   89                                                7
       8  No                       Actual/360                           0  24   89                                                7

       9  No                       Actual/360                           0  24   89                                                7
      10  No                       Actual/360                           0  24   89                                                7
      11  No                       Actual/360                           0  24   89                                                7

      12  No                       Actual/360                           0  24   89                                                7
      13  No                       Actual/360                           0  24   89                                                7
      14  No                       Actual/360                           0  24   89                                                7
      15  No                       Actual/360                           0  24   89                                                7
      16  No                       Actual/360                           0  24   89                                                7
      17  No                       Actual/360                           0  24   89                                                7
      18  No                       Actual/360                           0  24   89                                                7
      19  No                       Actual/360                           0  24   89                                                7
      20  No                       Actual/360                           0  24   89                                                7
      21  No                       Actual/360                           0  24   89                                                7
      22  No                       Actual/360                           0  24   89                                                7
      23  No                       Actual/360                           0  24   89                                                7

      24  No                       Actual/360                           0  24   89                                                7
      30  No                       Actual/360                           1  25   91                                                4
      32  No                       Actual/360                           7  31   86                                                3

      35  No                       Actual/360                           1                35   25                       24  24    12
      38  No                       30/360                               6  23                 57                                  4
      40  No                       Actual/360                           1  25   91                                                4
      41  No                       Actual/360                           1  25   92                                                3
      49  No                       Actual/360                           0  24   93                                                3
                                                                           30   87                                                3
      52  No                       Actual/360                           6  30   87                                                3
      53  No                       Actual/360                           6  30   87                                                3
      54  No                       Actual/360                           6  30   87                                                3
      55  No                       Actual/360                           6  30   87                                                3
      56  No                       Actual/360                           6  30   87                                                3
      57  No                       Actual/360                           6  30   87                                                3
      61  No                       Actual/360                           3  27   89                                                4
      63  No                       Actual/360                           3  23                 93                                  4
      64  No                       Actual/360                           0  24   93                                                3
      65  No                       Actual/360                           3  27   90                                                3
      66  No                       Actual/360                           0  24   94                                                2
      68  No                       Actual/360                           1  25   92                                                3

      69  No                       Actual/360                           1  23                 95                                  2
      76  No                       Actual/360                           2  26   91                                                3
      77  No                       Actual/360                           0  24   93                                                3
      78  No                       Actual/360                           0  24   93                                                3
      79  No                       Actual/360                           1  25   92                                                3
      81  No                       Actual/360                           0  24   93                                                3
                                                                           26    9       82                                       3
      84  No                       Actual/360                           2  26    9       82                                       3
      85  No                       Actual/360                           2  26    9       82                                       3
      86  No                       Actual/360                           2  26    9       82                                       3
      87  No                       Actual/360                           2  26   91                                                3
      89  No                       Actual/360                           1  25   56                                                3
                                                                           24   93                                                3
      93  No                       Actual/360                           0  24   93                                                3
      94  No                       Actual/360                           0  24   93                                                3
      95  No                       Actual/360                           0  24   93                                                3
      96  No                       Actual/360                           0  24   93                                                3
      97  No                       Actual/360                           0  24   93                                                3
      98  No                       Actual/360                           0  24   93                                                3
      99  No                       Actual/360                           0  24   93                                                3
     102  No                       Actual/360                           0  24            93                                       3
     104  No                       Actual/360                           1  25   92                                                3
     105  No                       Actual/360                           2  26   92                                                2
                                                                           27   90                                                3
     106  No                       Actual/360                           3  27   90                                                3
     107  No                       Actual/360                           3  27   90                                                3
     108  No                       Actual/360                           2  26   92                                                2
     110  No                       Actual/360                           0  24   93                                                3
     111  No                       Actual/360                           0  24   93                                                3
     113  No                       Actual/360                           2  26   91                                                3
     114  No                       Actual/360                           1  36                 21                                  3
     116  No                       Actual/360                           2  26   92                                                2
     120  No                       Actual/360                           1  25   89                                                6
     121  No                       Actual/360                           1  25   92                                                3
     126  No                       Actual/360                           1  23                 60                       12  12    13
     127  No                       Actual/360                           3  27   91                                                2
     129  No                       Actual/360                           1  25   12                                         20     3
     134  No                       Actual/360                           3  27   90                                                3
     135  No                       Actual/360                           1  25   92                                                3
     137  No                       Actual/360                           2  26   92                                                2
     139  No                       Actual/360                           0   5                 49                                  6
     140  No                       Actual/360                           0  24   93                                                3
     143  No                       Actual/360                           0  24   93                                                3
     145  No                       Actual/360                           3  27   90                                                3
     146  No                       Actual/360                           0  24   93                                                3
     148  No                       Actual/360                           1  25   92                                                3
     149  No                       Actual/360                           1  25   92                                                3
     150  No                       Actual/360                           0  24   29                                                7
     151  No                       Actual/360                           0  35                 82                                  3
     153  No                       Actual/360                           1  25   92                                                3
     158  No                       Actual/360                           0  24   33                                                3
     160  No                       Actual/360                           0  24   29                                                7
     161  No                       Actual/360                           1  25   92                                                3
     162  No                       Actual/360                           4  28   89                                                3
     165  No                       Actual/360                           1  25   92                                                3
     171  No                       Actual/360                           1  25   92                                                3
     176  No                       Actual/360                           1  25   92                                                3
                                                                           25   92                                                3
     179  No                       Actual/360                           1  25   92                                                3
     180  No                       Actual/360                           1  25   92                                                3
     181  No                       Actual/360                           0  24   93                                                3
     184  No                       Actual/360                           0  24   93                                                3
     188  No                       Actual/360                           0  24   93                                                3
     190  No                       Actual/360                           0  24   93                                                3
     195  No                       Actual/360                           3  27   92                                                1
     196  No                       Actual/360                           1  35                 82                                  3
     200  No                       Actual/360                           1  35                 82                                  3
     201  No                       Actual/360                           0  24   93                                                3
     204  No                       Actual/360                           1  35                 22                                  3
     205  No                       Actual/360                           1  25   92                                                3
     208  No                       Actual/360                           0  24                 93                                  3
                                                                           35                 82                                  3
     210  No                       Actual/360                           1  35                 82                                  3
     211  No                       Actual/360                           1  35                 82                                  3
     212  No                       Actual/360                           1  35                 82                                  3
     213  No                       Actual/360                           1  35                 82                                  3
     215  No                       Actual/360                           1  25   92                                                3
     219  No                       Actual/360                           1  25   92                                                3
                                                                           23                 94                                  3
     222  No                       Actual/360                           0  23                 94                                  3
     223  No                       Actual/360                           0  23                 94                                  3
     224  No                       Actual/360                           0  23                 94                                  3
     226  No                       Actual/360                           1  25   92                                                3
     227  No                       Actual/360                           0  24   93                                                3
     229  No                       Actual/360                           1  25   94                                                1
     230  No                       Actual/360                           3  27   91                                                2
     231  No                       Actual/360                           2  26   91                                                3
     232  No                       Actual/360                           1  25   92                                                3
     233  No                       Actual/360                           0  24   93                                                3
     234  No                       Actual/360                           2  26   91                                                3
     235  No                       Actual/360                           2  26   91                                                3
     236  No                       Actual/360                           1  25   92                                                3
     237  No                       Actual/360                           0  24   93                                                3
     238  No                       Actual/360                           1  25   92                                                3
     239  No                       Actual/360                           2  35                 82                                  3
     240  No                       Actual/360                           1  25   92                                                3
     242  No                       Actual/360                           3  27   90                                                3
     243  No                       Actual/360                           2  26   91                                                3
     245  No                       Actual/360                           1  25   92                                                3
     246  No                       Actual/360                           3  35                 82                                  3
     248  No                       Actual/360                           0  24   93                                                3
     249  No                       Actual/360                           2  26   91                                                3
     251  No                       Actual/360                           0  24   93                                                3
     252  No                       Actual/360                           1  25   92                                                3
     253  No                       Actual/360                           0  24   93                                                3
     254  No                       Actual/360                           1  25   92                                                3
     255  No                       Actual/360                           2  26   91                                                3
     256  No                       Actual/360                           0  24   93                                                3
     257  No                       Actual/360                           0  24   93                                                3
     258  No                       Actual/360                           5  29   88                                                3
     260  No                       Actual/360                           1  23                 94                                  3
     261  No                       Actual/360                           0  24   93                                                3
     262  No                       Actual/360                           2  26   91                                                3
     263  No                       Actual/360                           1  25   92                                                3
     264  No                       Actual/360                           0  24   93                                                3
     265  No                       Actual/360                           2  26   91                                                3
     270  No                       Actual/360                           1  25   92                                                3
     271  No                       Actual/360                           1  25   92                                                3
                                                                           24   93                                                3
     274  No                       Actual/360                           0  24   93                                                3
     275  No                       Actual/360                           0  24   93                                                3
     276  No                       Actual/360                           1  25   92                                                3
     277  No                       Actual/360                           1  25   92                                                3
     278  No                       Actual/360                           0  24   93                                                3
     280  No                       Actual/360                           1  25   92                                                3
     281  No                       Actual/360                           1  25   92                                                3
     282  No                       Actual/360                           4  28   89                                                3
     283  No                       Actual/360                           1  25   92                                                3
     284  No                       Actual/360                           1  35                 82                                  3
     285  No                       Actual/360                           1  25   92                                                3
     288  No                       Actual/360                           1  25   92                                                3
     289  No                       Actual/360                           1  25   92                                                3
     290  No                       Actual/360                           1  25   92                                                3
     292  No                       Actual/360                           0  24   93                                                3
     294  No                       Actual/360                           8  32   85                                                3
     296  No                       Actual/360                           1  25   92                                                3
     297  No                       Actual/360                           2  26   91                                                3
     298  No                       Actual/360                           1  25   92                                                3
     299  No                       Actual/360                           4  28   89                                                3
     300  No                       Actual/360                           0  35                 82                                  3
     302  No                       Actual/360                           1  25   92                                                3
     303  No                       Actual/360                           1  25   92                                                3
     304  No                       Actual/360                           1  25   92                                                3
     305  No                       Actual/360                           2  26   91                                                3
     308  No                       Actual/360                           1  25   92                                                3
                                                                           26   91                                                3
     309  No                       Actual/360                           2  26   91                                                3
     310  No                       Actual/360                           2  26   91                                                3
     311  No                       Actual/360                           1  25   92                                                3
     312  No                       Actual/360                           2  26   91                                                3
     313  No                       Actual/360                           1  25   92                                                3
     314  No                       Actual/360                           1  23                 34                                  3
     315  No                       Actual/360                           0  24   93                                                3
     316  No                       Actual/360                           1  25   92                                                3
     317  No                       Actual/360                           0  24   93                                                3
     318  No                       Actual/360                           0  24   93                                                3

Mortgage Loan No.   YM Formula(27)   Administrative Cost Rate(28)   Mortgage Loan No.
-----------------   --------------   ----------------------------   -----------------
                                                            2.075
                1                                           2.075                   1
                2                                           2.075                   2
                3                                           2.075                   3
                4                                           2.075                   4
                5                                           2.075                   5
                6                                           2.075                   6
                7                                           2.075                   7
                8                                           2.075                   8

                9                                           2.075                   9
               10                                           2.075                  10
               11                                           2.075                  11

               12                                           2.075                  12
               13                                           2.075                  13
               14                                           2.075                  14
               15                                           2.075                  15
               16                                           2.075                  16
               17                                           2.075                  17
               18                                           2.075                  18
               19                                           2.075                  19
               20                                           2.075                  20
               21                                           2.075                  21
               22                                           2.075                  22
               23                                           2.075                  23

               24                                           2.075                  24
               30                                           2.075                  30
               32                                           4.075                  32

               35   A                                       7.075                  35
               38   B                                       2.075                  38
               40                                           2.075                  40
               41                                           2.075                  41
               49                                           8.075                  49
                                                            2.075
               52                                           2.075                  52
               53                                           2.075                  53
               54                                           2.075                  54
               55                                           2.075                  55
               56                                           2.075                  56
               57                                           2.075                  57
               61                                           2.075                  61
               63   C                                       2.075                  63
               64                                           2.075                  64
               65                                           2.075                  65
               66                                           2.075                  66
               68                                           4.075                  68

               69   D                                       2.075                  69
               76                                           2.075                  76
               77                                           7.075                  77
               78                                           2.075                  78
               79                                           2.075                  79
               81                                           7.075                  81
                                                            2.075
               84   D                                       2.075                  84
               85   D                                       2.075                  85
               86   D                                       2.075                  86
               87                                           2.075                  87
               89                                           2.075                  89
                                                            2.075
               93                                           2.075                  93
               94                                           2.075                  94
               95                                           2.075                  95
               96                                           2.075                  96
               97                                           2.075                  97
               98                                           2.075                  98
               99                                           2.075                  99
              102   A                                       2.075                 102
              104                                           2.075                 104
              105                                           2.075                 105
                                                            2.075
              106                                           2.075                 106
              107                                           2.075                 107
              108                                           2.075                 108
              110                                           2.075                 110
              111                                           2.075                 111
              113                                           2.075                 113
              114   D                                       2.075                 114
              116                                           2.075                 116
              120                                           2.075                 120
              121                                           2.075                 121
              126   A                                       2.075                 126
              127                                           5.075                 127
              129                                           2.075                 129
              134                                           7.075                 134
              135                                           2.075                 135
              137                                           2.075                 137
              139   D                                       2.075                 139
              140                                           2.075                 140
              143                                           2.075                 143
              145                                           5.075                 145
              146                                           2.075                 146
              148                                           2.075                 148
              149                                           2.075                 149
              150                                           7.075                 150
              151   A                                       2.075                 151
              153                                           2.075                 153
              158                                           2.075                 158
              160                                           7.075                 160
              161                                           7.075                 161
              162                                          12.075                 162
              165                                           2.075                 165
              171                                           2.075                 171
              176                                           2.075                 176
                                                            2.075
              179                                           2.075                 179
              180                                           2.075                 180
              181                                           2.075                 181
              184                                           2.075                 184
              188                                          10.075                 188
              190                                           2.075                 190
              195                                           8.075                 195
              196   D                                       2.075                 196
              200   A                                       2.075                 200
              201                                           2.075                 201
              204   D                                       2.075                 204
              205                                           2.075                 205
              208   D                                       2.075                 208
                                                            2.075
              210   D                                       2.075                 210
              211   D                                       2.075                 211
              212   D                                       2.075                 212
              213   D                                       2.075                 213
              215                                           2.075                 215
              219                                           2.075                 219
                                                            2.075
              222   D                                       2.075                 222
              223   D                                       2.075                 223
              224   D                                       2.075                 224
              226                                           2.075                 226
              227                                           2.075                 227
              229                                           7.075                 229
              230                                           7.075                 230
              231                                           2.075                 231
              232                                           2.075                 232
              233                                          10.075                 233
              234                                           2.075                 234
              235                                          10.075                 235
              236                                           2.075                 236
              237                                           2.075                 237
              238                                           8.075                 238
              239   D                                       2.075                 239
              240                                           2.075                 240
              242                                           2.075                 242
              243                                           2.075                 243
              245                                           2.075                 245
              246   D                                       2.075                 246
              248                                           2.075                 248
              249                                           2.075                 249
              251                                           2.075                 251
              252                                          14.575                 252
              253                                           7.075                 253
              254                                          12.075                 254
              255                                           2.075                 255
              256                                           2.075                 256
              257                                           2.075                 257
              258                                           2.075                 258
              260   D                                       2.075                 260
              261                                           7.075                 261
              262                                           2.075                 262
              263                                           2.075                 263
              264                                           7.075                 264
              265                                          10.075                 265
              270                                           8.075                 270
              271                                           2.075                 271
                                                            2.075
              274                                           2.075                 274
              275                                           2.075                 275
              276                                           2.075                 276
              277                                           2.075                 277
              278                                           2.075                 278
              280                                           7.075                 280
              281                                           2.075                 281
              282                                           2.075                 282
              283                                           8.075                 283
              284   D                                       2.075                 284
              285                                           2.075                 285
              288                                           2.075                 288
              289                                           8.075                 289
              290                                           2.075                 290
              292                                           2.075                 292
              294                                           2.075                 294
              296                                          12.075                 296
              297                                           7.075                 297
              298                                          10.075                 298
              299                                           2.075                 299
              300   D                                       2.075                 300
              302                                          12.075                 302
              303                                           8.075                 303
              304                                           2.075                 304
              305                                           2.075                 305
              308                                           2.075                 308
                                                            8.075
              309                                           8.075                 309
              310                                           8.075                 310
              311                                          10.075                 311
              312                                           2.075                 312
              313                                           2.075                 313
              314   D                                       2.075                 314
              315                                           2.075                 315
              316                                          12.075                 316
              317                                           2.075                 317
              318                                           2.075                 318

                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

      (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

      (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances (other than with respect to certain agreements relating to servicing rights and the rights of a holder of a related companion loan pursuant to a co-lender or other agreement); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (other than with respect to certain agreements relating to servicing rights and the rights of a holder of a related companion loan pursuant to a co-lender or other agreement); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

      (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve (12) month period (or since the date of origination of the Mortgage Loan if the Mortgage Loan was originated within the past twelve (12) months immediately preceding the Cut-Off Date.

      (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy), (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy),
(d) other matters to which like properties are commonly subject, (e) rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property, (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration, none of which matters referred to in clauses (b)through (g), individually or in the aggregate, materially and adversely interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt (the foregoing items (a) through (g) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the names and addresses of the assignee and any related recording information which is not yet available to Seller) and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property and any Permitted Encumbrances. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      (5) Assignment of Leases and Rents. The Assignment of Leases (either as a separate instrument or as part of the Mortgage) related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest, subject to the Permitted Encumbrances, in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to Seller) and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default (beyond applicable notice and grace periods) under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or for rents to be paid directly to the mortgagee.

      (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part in any manner that materially interferes with the security intended to be provided by such Mortgage (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since December 14, 2006.

      (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is eighteen (18) months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or a letter of credit or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within eighteen (18) months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or a letter of credit or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. As of the Closing Date, the Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

      (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, the security interest in each of which parcel is granted by a Mortgage and such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but such Mortgages, in the aggregate, are not less than the total original principal amount of the Mortgage Loan, and provided that such amount is at least equal to the allocated Mortgage Loan amount, as evidenced by the Mortgage Loan Documents. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

      (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed (for the avoidance of doubt, amounts held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgage Property will be considered fully disbursed and will not be considered an exception to this representation) and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

      (10) Mortgage Provisions. The Mortgage Note, Mortgage or other Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

      (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage or has been substituted in accordance with the Mortgage and applicable law, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

      (12) Environmental Conditions.

            (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is eighteen (18) months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. The Mortgage Loan documents for each Mortgage Loan requires the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan, (iv) the related mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local government authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(vi) the expenditure of funds reasonably estimated to be necessary to effect such remediate is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, and the Borrower or other responsible party has agreed to undertake the remediation, (vii) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (viii) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation, (ix) the related Mortgagor or one of its affiliates is currently taking or required to take such actions (that may be the implementation of an operations and maintenance plan) with respect to such conditions or circumstances or have been recommended by the environmental site assessment or required by the applicable governmental authority and the Borrower or other responsible party has agreed to be responsible for such required actions, the remaining cost of which does not exceed 2% of the principal balance of the Mortgage Loan or (x) the circumstance or condition has been fully remediated based on a report from a qualified environmental consultant. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) Standard Practice E 1527-00.

            (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards issued sometime after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

      "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

      (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law. Subject to the limitations set forth above, there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premium or yield maintenance charges.

      (14) Insurance. Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the outstanding principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) except if the Mortgaged Property is a mobile home property, a business interruption or rental loss insurance policy, in an amount at least equal to six (6) months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained) if flood insurance is available; and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage, except as set forth in the first sentence of this paragraph 14, obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will (or at lender's option will) be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan; provided that if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 17 below). For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

      (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

      (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

      (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

            (c) Upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

            (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any material default by the lessee to the holder of the Mortgage provided that such mortgagee has provided the ground lessor with notice of its lien in accordance with the provisions of the Ground Lease; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years (20) beyond the Stated Maturity Date of the related Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed or consented to by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

            (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor; and

            (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if
      (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

      (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

      (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

      (21) Advancement of Funds by the Seller. From and after the closing date of the Mortgage Loan, no holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan documents unless allowed pursuant to the terms of the Mortgage Loan documents.

      (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens that were bonded or escrowed for or insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens that were bonded or escrowed for or insured against by the Title Policy referred to herein.

      (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan materially complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan materially complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

      (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

      (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

      (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

      (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan (other than payments due but not yet thirty (30) days or more delinquent), in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

      (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            1. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property are in material compliance with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder or any such material non-compliance with such applicable zoning laws is insured by the Title Policy or a law and ordinance insurance policy.

      (29) Junior Liens. Except with respect to the lien securing another Mortgage Loan cross-collateralized and cross-defaulted with the Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. Except with respect to the above, the Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

      (30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

      (31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

      (32) Licenses and Permits. To the Seller's knowledge, based (a) a letter from governmental authorities, (b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a zoning report from a zoning consultant, or (e) other due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued and are in effect.

      (33) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

      (34) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan documents, transfers among existing members, partners or shareholders in the Mortgagor, transfers, substitutions or releases of collateral provided within the Mortgage Loan documents, transfers among affiliated Mortgagors with respect to cross collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn out or obsolete furniture, furnishings or equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan documents; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

      (35) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful material misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

      (36) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Sections 1-860G-2(a)(3) and 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

      (37) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

      (38) [Reserved].

      (39) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

      (40) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

      (41) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two (2) years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

      (42) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

      (43) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

      (44) Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

      (45) Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE A

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
             LISTED IN EXHIBIT 2 REGARDING INDIVIDUAL MORTGAGE LOANS

Mortgage Loans                           Exceptions

25 - Prium Portfolio                     The Mortgaged Property is comprised of
                                         six parcels. Two of the six parcels
                                         (132 Spokane Street, Seattle and 2901
                                         Bridgeport Way, University Place) are
                                         subject to a purchase option in favor
                                         of a tenant at the respective parcel.
                                         If either tenant exercises its
                                         purchase option, Mortgagor has an
                                         obligation to either substitute the
                                         parcel in accordance with the terms of
                                         the Mortgage Loan documents (including
                                         without limitation, satisfaction of
                                         debt service coverage and loan to
                                         value requirements) or partially
                                         defease the Loan at 120% of the
                                         portion of the Loan allocated to the
                                         parcel being released.

37 - The Hague Corporation               The Mortgaged Property is subject to a
                                         right of first refusal in favor of a
                                         tenant (Rochester Gas & Electric
                                         Corporation). The right of first
                                         refusal does not apply to any transfer
                                         of title through a foreclosure or a
                                         deed-in-lieu of foreclosure, however,
                                         subsequent transfers will be subject
                                         to the right of first refusal.

47 - 880 Technology Drive                The Mortgaged Property is subject to a
                                         right of first refusal in favor of
                                         tenant (Creative Solutions, a division
                                         of Thomson Professional & Regulatory
                                         Inc.).

70 - Follini Portfolio -Orthopaedic      The Mortgage Property is subject to a
     Associates (C)                      right of first refusal in favor tenant
                                         (Deaconess Hospital, Inc.). The right
                                         of first refusal does not apply to any
                                         transfer of title through a
                                         foreclosure or a deed-in-lieu of
                                         foreclosure, however, subsequent
                                         transfers will be subject to the right
                                         of first refusal.

93 - Bay Valley Foods                    The Mortgage Property is subject to a
                                         right of first refusal in favor tenant
                                         (Dean Specialty Foods Group, LLC). The
                                         right of first refusal does not apply
                                         to any transfer of title through a
                                         foreclosure or a deed-in-lieu of
                                         foreclosure, however, subsequent
                                         transfers will be subject to the right
                                         of first refusal.

98 - Lakewood House                      The Mortgaged Property is subject to a
                                         right of first refusal in favor of
                                         tenant (Verizon Wireless). The right
                                         of first refusal does not apply to any
                                         transfer of title through a
                                         foreclosure or a deed-in-lieu of
                                         foreclosure, however, subsequent
                                         transfers will be subject to the right
                                         of first refusal.

110 - San Marcos Self Storage            The Mortgaged Property is subject to a
                                         right to purchase in favor of the
                                         ground lessor. If the ground lessor
                                         exercises its purchase option,
                                         Mortgagor has an obligation to repay
                                         the Mortgage Loan in full accordance
                                         with the terms of the Mortgage Loan
                                         documents, which may include a yield
                                         maintenance payment.

120 - Lowe's - Nampa                     The Mortgaged Property is subject to a
                                         purchase option in favor of the sole
                                         tenant (Lowe's HIW, Inc.), which
                                         option may be exercised by the sole
                                         tenant during the 15th year of the
                                         tenant's lease (commencing as of
                                         November, 2018). The anticipated
                                         repayment date of the Mortgage Loan is
                                         November 1, 2016, however the maturity
                                         date of the Mortgage Loan is May, 2019.

163 - Doral Centre                       The Mortgaged Property is subject to a
                                         right of first refusal in favor of
                                         tenant (Verizon Wireless). The right
                                         of first refusal does not apply to any
                                         transfer of title through a
                                         foreclosure or a deed-in-lieu of
                                         foreclosure, however, subsequent
                                         transfers will be subject to the right
                                         of first refusal.

                                         The Mortgaged Property is subject to a
                                         right to purchase in favor of
                                         Mortgagor's affiliate. The purchase
                                         option becomes null and void upon a
                                         transfer of title through a
                                         foreclosure or a deed in lieu of
                                         foreclosure.

208 - Walgreens Westfield                The Mortgaged Property is subject to
                                         the right of first refusal to purchase
                                         the Mortgaged Property in favor of the
                                         sole tenant (Walgreens). The right of
                                         first refusal does not apply to any
                                         transfer of title through a
                                         foreclosure or a deed-in-lieu of
                                         foreclosure, however, subsequent
                                         transfers will be subject to the right
                                         of first refusal.

211 - Godley Station                     The Mortgaged Property is subject to a
                                         right to purchase in favor of a tenant
                                         (West Rehab Services, Inc.).

Exceptions to Representation (7)

Mortgage Loans                           Exceptions

109 - Willow Trace Apartments            A portion of the Mortgaged Property
                                         will be condemned in connection with
                                         the widening of Lewisville-Clemmons
                                         Road.

207 - Citrus Park Crossing               The zoning report for the Mortgaged
                                         Property indicated that plans are
                                         being formed by the local municipality
                                         for a future (2009) condemnation of a
                                         portion of the Mortgaged Property in
                                         connection with a right-of-way
                                         enhancement, however, no plans have
                                         been completed or funds appropriated
                                         for such condemnation.

Exception to Representation (14)

Mortgage Loan                            Exception

208 - Walgreens Westfield                Mortgagor may provide insurance
                                         through its tenant and the respective
                                         tenant on the Mortgaged Property has
                                         the right to self insure in lieu of
                                         third party insurance.

Exceptions to Representation (17)

Mortgage Loans                           Exceptions

110 - San Marcos Self Storage            (e)  The ground lease does not address
                                         whether the ground lessor is required
                                         to enter into a new lease with the
                                         holder of the Mortgage Loan on terms
                                         that do not materially vary from the
                                         econominc terms of the existing ground
                                         lease.

148 - Mass Mutual Building               (j)  The ground lease does not address
                                         whether the ground lessor is required
                                         to enter into a new lease upon a
                                         termination of the ground lease in a
                                         bankruptcy, however, the ground lease
                                         does require the ground lessor to
                                         enter into a new lease upon any
                                         termination of the ground lease.

                                         (k)  The ground lease does not address
                                         whether mortgagee is bound by any
                                         amendment, termination, modification
                                         or cancellation of the ground lease if
                                         mortgagee's consent is not obtained,
                                         however, the ground lease requires
                                         that mortgagee's consent is obtained
                                         in connection with any amendment,
                                         termination modification or
                                         cancellation of the ground lease.

Exceptions to Representation (21)

Mortgage Loans                           Exceptions

All LaSalle Loans                        With respect to each Mortgage Loan,
                                         Seller may have received funds from a
                                         party other than the owner of the
                                         related Mortgaged Property which funds
                                         were used for application and
                                         commitment fees, escrow funds, points
                                         and reimbursements for fees and
                                         expenses incurred in connection with
                                         the origination and funding of the
                                         respective Mortgage Loan.

Exceptions to Representation (25)

Mortgage Loans                           Exceptions

1 RREEF Industrial Portfolio             The Mortgaged Property is comprised of
                                         multiple parcels. Up to six parcels in
                                         any 12 month period may be substituted
                                         for other parcels provided that the
                                         allocated loan amount of the
                                         individual property to be released
                                         plus the allocated loan amount of all
                                         properties previously released does
                                         not exceed $125,000,000 (in the
                                         aggregate) and subject to the
                                         satisfaction of certain terms and
                                         conditions set forth in the Mortgage
                                         Loan documents including, without
                                         limitation, satisfaction of debt
                                         service coverage and loan to value
                                         requirements.

17 - Meridian Plaza                      The Mortgage Loan documents for each
52 - Wichita Falls Portfolio             Mortgage Loan require the mortgagee to
59 - Danube Portfolio                    grant releases of portions of each
69 - Follini Portfolio -Stroudwater      respective Mortgaged Property subject
     Crossing (C)                        to the terms and conditions set forth
70 - Follini Portfolio -Orthopaedic      in the respective Mortgage Loan
     Associates (C)                      documents.
94 - 10 Falcon Crest Drive
104 - CapMar Office
138 - Oklahoma Self Storage Portfolio
162 - Parkway Plaza - Sanibel, FL
227 - Strauss Portfolio

25 Prium Portfolio                       The Mortgaged Property is comprised of
                                         six parcels. Two of the six parcels
                                         (132 Spokane Street and 2901
                                         Bridgeport Way) are subject to a
                                         purchase option in favor of a tenant
                                         at the respective parcel. If either
                                         tenant exercises its purchase option,
                                         Mortgagor has an obligation to either
                                         substitute the parcel in accordance
                                         with the terms of the Mortgage Loan
                                         documents (including without
                                         limitation, satisfaction of debt
                                         service coverage and loan to value
                                         requirements) or partially defease the
                                         Loan at 120% of the portion of the
                                         Loan allocated to the parcel being
                                         released.

Exceptions to Representation (29)

Mortgage Loans                           Exceptions

241 - Springhouse Office Park            The Mortgaged Property is
                                         non-conforming as to the building
                                         set-back requirements. Mortgagor is
                                         required to obtain law and ordinance
                                         insurance no later than April 30,
                                         2007. Until Mortgagor obtains law and
                                         ordinance insurance, an additional
                                         non-recourse carveout was added and is
                                         in effect.

267 - Greentree Village                  The Mortgaged Property is currently
                                         zoned for a manufacturing district,
                                         however, the Mortgaged Property's is
                                         currently used as a manufactured
                                         housing community. The current use of
                                         the Mortgaged Property is considered
                                         legal non-conforming because the
                                         ordinance changing the use to a
                                         manufacturing district was adopted
                                         after the construction of the
                                         manufactured housing community.
                                         Mortgagor is required to obtain law
                                         and ordinance insurance in connection
                                         with the renewal of all insurance
                                         coverage for the Mortgaged Property.
                                         Until Mortgagor obtains law and
                                         ordinance insurance, the loan is full
                                         recourse to the Mortgagor.

Exceptions to Representations (30), (4) and (8)

Mortgage Loans                           Exceptions

65 - Harbor Pointe                       With respect to each Mortgage Loan,
67 - Creekwood Landing                   there is an AB note structure in
75 - Colony Oaks by the Bay Apartments   place. The holder of each Mortgage
117 - Arizona Commons II                 Loan and each B Note holder entered
135 - Leisure Village MHC                into an intercreditor agreement.
249 - Huntingdon Plaza Shopping Center
121 - Stoneybrook Apartments             Mortgagor has subordinate mortgage
                                         debt in the original principal amount
                                         of $550,000. The holder of the
                                         Mortgage Loan and the subordinate
                                         lender entered into a subordination
                                         and standstill agreement.

Exceptions to Representation (31)

Mortgage Loans                           Exceptions

9 - Harbour Centre                       There is a pending SEC investigation
36 - NNN - One Northlake Park            against the principal of a Mortgagor.
                                         The investigation does not address
                                         either Mortgaged Property. A guaranty
                                         was executed for each Mortgage Loan by
                                         such principal to indemnify the holder
                                         of each Mortgage Loan from any losses
                                         resulting from such investigation.

Exceptions to Representation (35)

Mortgage Loans                           Exceptions

1 RREEF Portfolio                        RREEF America REIT II ("RREEF") owns
                                         100% of the shares in Mortgagor. The
                                         Mortgage Loan documents permit
                                         unlimited transfers of shares of RREEF
                                         without the written consent of the
                                         holder of the Mortgage Loan, subject
                                         to the satisfaction of certain
                                         conditions set forth in the Mortgage
                                         Loan documents including, but not
                                         limited to, (i) following such
                                         transfer RREEF shall continue to be
                                         under the day-to-day advisement of
                                         RREEF America L.L.C. or an affiliate
                                         of such entity  is permitted to
                                         transfer and (ii) such transfer does
                                         not change Mortgagor's status as a
                                         single purpose entity.

7 - Gateway Center IV                    The equity owners of Mortgagor have
                                         existing mezzanine debt in the
                                         original principal amount of
                                         $7,550,000. The holder of the Mortgage
                                         Loan and the mezzanine lender entered
                                         into an intercreditor agreement.

                                         The Mortgage Loan documents permit the
                                         equity owners of Mortgagor to obtain
                                         future mezzanine debt subject to the
                                         satisfaction of certain conditions set
                                         forth in the respective Mortgage Loan
                                         documents including, but not limited
                                         to, the repayment in full of the
                                         existing mezzanine debt described
                                         above.

12 - Broadway Office                     The Mortgage Loan documents permit the
15 - Scott Foresman Building             equity owners of each Mortgagor to
17 - Meridian Plaza                      obtain future mezzanine debt subject
18 - Riverwood Corporate Center          to the satisfaction of certain
62 - Walnut Hills Plaza                  conditions set forth in the respective
73 - Lincoln Park West                   Mortgage Loan documents.
109 - Willow Trace Apartments
110 - San Marcos Self Storage
158 - Canon Perdido Office
205 - FedEx - Macon, GA

65 - Harbor Pointe                       The equity owners of Mortgagor have
                                         existing mezzanine debt in the
                                         original principal amount of $834,500.
                                         The holder of the Mortgage Loan and
                                         the mezzanine lender entered into an
                                         intercreditor agreement.

67 - Creekwood Landing                   The equity owners of Mortgagor have
                                         existing mezzanine debt in the
                                         original principal amount of $750,000.
                                         The holder of the Mortgage Loan and
                                         the mezzanine lender entered into an
                                         intercreditor agreement.

75 - Colony Oaks by the Bay Apartments   The equity owners of Mortgagor have
                                         existing mezzanine debt in the
                                         original principal amount of $754,500.
                                         The holder of the Mortgage Loan and
                                         the mezzanine lender entered into an
                                         intercreditor agreement.

121 - Stoneybrook Apartments             Mortgagor has subordinate mortgage
                                         debt in the original principal amount
                                         of $550,000. The holder of the
                                         Mortgage Loan and the subordinate
                                         lender entered into an intercreditor
                                         agreement.

142 - Glen Professional Plaza            The Mortgaged Property is currently
                                         owned by 2 Mortgagors as
                                         tenants-in-common. The Mortgage Loan
                                         documents permit a merger of the 2
                                         Mortgagors without the prior consent
                                         of the holder of the Mortgage, but
                                         subject to certain conditions as set
                                         forth in the Mortgage Loan documents.

Exceptions to Representation (36)

Mortgage Loans                           Exceptions

All LaSalle Loans                        Generally, the Mortgage Loan documents
                                         do not have a non-recourse carveout
                                         for "fraud or willful material
                                         misrepresentation," but the Mortgage
                                         Loan documents do include a
                                         non-recourse carveout for "fraud,
                                         willful misconduct or material
                                         misrepresentation".

1 - RREEF Industrial Portfolio:          With respect to each Mortgage Loan, no
9 - Harbour Centre                       natural person is liable for the
12 - Broadway Office                     non-recourse carveouts.
15 - Scott Foresman Building
31 - The Seasons at Horsetooth Crossing
32 - Pickerington Square
33 - ELS - Island Vista MHP
36 - NNN - One Northlake Park
77 - Coffey Industrial
65 - Harbor Pointe
67 - Creekwood Landing
75 - Colony Oaks by the Bay Apartments
126 - The Commons
93 - Bay Valley Foods

7 - Gateway Center IV                    The Mortgage Loan documents do not
                                         include a non-recourse carveout for
                                         "fraud or willful material
                                         misrepresentation", but the Mortgage
                                         Loan documents do include a
                                         non-recourse carveout for "fraud,
                                         willful misconduct or intentional
                                         material misrepresentation".

15 - Scott Foresman Building             The respective Mortgage Loan documents
17 - Meridian Plaza                      do not include non-recourse carveouts
61 - University Heights II Student       for "fraud or willful material
     Housing                             misrepresentation" and
109 - Willow Trace Apartments            "misappropriation of rents, insurance
160 - The Bluffs at Northwoods           proceeds or condemnation awards", but
                                         the Mortgage Loan documents do include
                                         non-recourse carveouts for "fraud or
                                         intentional misrepresentation" and
                                         "misapplication or conversion of
                                         rents, insurance proceeds or awards".

31 - The Seasons at Horsetooth Crossing  The Mortgage Loan documents do not include non-recourse carveouts for
                                         "fraud or willful material
                                         misrepresentation" and
                                         "misappropriation of rents, insurance
                                         proceeds or condemnation awards", but
                                         the Mortgage Loan documents do include
                                         non-recourse carveouts for "fraud or
                                         intentional material
                                         misrepresentation" and "misapplication
                                         or conversion of rents, insurance
                                         proceeds or condemnation awards".

33 - ELS - Island Vista MHP              The Mortgage Loan documents do not
                                         include a non-recourse carveout for
                                         "misapplication, misappropriation or
                                         conversion of rents, insurance
                                         proceeds or condemnation awards", but
                                         the Mortgage Loan documents do include
                                         a non-recourse carveout for
                                         "misapplication, misappropriation or
                                         conversion of rents received after and
                                         during the continuance of an event of
                                         default, insurance proceeds or
                                         condemnation awards".

36 - NNN - One Northlake Park            The Mortgage Loan documents do not
                                         include a non-recourse carveout for
                                         "fraud or willful material
                                         misrepresentation", but the Mortgage
                                         Loan documents do include a
                                         non-recourse carveout for "fraud or
                                         material intentional
                                         misrepresentation".

Exceptions to Representation (40)

Mortgage Loans                           Exceptions

22 - Devlin's Pointe Apartments          Each Mortgagor was not formed solely
32 - Pickerington Square                 for the purpose of owning and
47 - 880 Technology Drive                operating its respective Mortgaged
49 - Shaker Run Apartments               Property, however, as of the
                                         origination of the Mortgage Loan the
                                         organizational documents of each
                                         Mortgagor were amended to provide
                                         substantially to the effect that the
                                         sole purpose of each Mortgagor shall
                                         be limited to the ownership and
                                         operation of its respective Mortgaged
                                         Property.

Exceptions to Representation (44)

Mortgage Loans                           Exceptions

7 - Gateway Center IV                    Mortgagor is not required to obtain
                                         terrorism insurance, if  the cost to
                                         obtain terrorism insurance exceeds
                                         150% of the cost of the annual
                                         insurance premium for the Mortgaged
                                         Property without terrorism coverage.
                                         However, a principal has signed a
                                         carveout guaranty to cover any losses,
                                         costs or damages which may result from
                                         the failure to carry terrorism
                                         insurance.

33 - ELS - Island Vista MHP              Mortgagor is not required to obtain
                                         terrorism insurance, however, the
                                         Mortgaged Property is a manufactured
                                         housing facility.

168 - Tarbell Apartment Portfolio        As of the closing of the Mortgage
                                         Loan, Mortgagor did not have terrorism
                                         insurance, however, a principal has
                                         signed a carveout guaranty to cover
                                         any losses, costs or damages which may
                                         result from the failure to carry
                                         terrorism insurance and Mortgagor is
                                         required to obtain terrorism insurance
                                         commencing September, 2007 (the date
                                         on which Mortgagor will renew its
                                         existing insurance coverage).

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)


None.

                                    EXHIBIT 3

                                 PURCHASE PRICE


               Purchase Price                             $1,224,709,694
               Accrued Interest                               $3,847,529
                                                          ----------------
               Total                                      $1,228,557,224

                                    EXHIBIT 4

                                  BILL OF SALE

            1. Parties. The parties to this Bill of Sale are the following:

               Seller:       LaSalle Bank National Assoication
               Purchaser:    Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of December 1, 2006 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this 21st day of December, 2006.

SELLER:                              LASALLE BANK NATIONAL ASSOCIATION


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


PURCHASER:                           MORGAN STANLEY CAPITAL I INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title: